UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2015 – February 29, 2016

Item 1: Reports to Shareholders

Semiannual Report | February 29, 2016

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	-3.33%
Admiral™ Shares	-3.28
Russell 1000 Growth Index	-1.22
Large-Cap Growth Funds Average	-4.43
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$30.89	$27.42	$0.147	$2.518
Admiral Shares	80.01	70.96	0.499	6.515

1

Chairman’s Letter

Dear Shareholder,

After posting mostly strong returns in the years since the financial crisis of 2008–2009, the broad U.S. stock market sagged over the six-month period ended February 29, 2016. Although they didn’t escape the downdraft, large-capitalization stocks fared noticeably better than mid-and small-caps. When markets are volatile, investors gravitate more toward larger companies, which generally provide more predictable earnings, steadier returns, and higher yields than smaller ones.

Against this investment backdrop, Vanguard U.S. Growth Fund, which focuses on large-cap growth stocks, returned about –3%. It finished behind its benchmark, the Russell 1000 Growth Index, but ahead of the average return of its peers.

Amid the overall weakness of equities, seven of the fund’s ten industry sectors posted negative results. Holdings in health care, one of the market’s weakest performers for the period, weighed heaviest on performance.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

2

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December, the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Challenges in health care marred fund performance
Vanguard’s oldest growth fund, Vanguard U.S. Growth Fund focuses on major companies that hold strong positions in their industries and, in the advisors’ judgment, can deliver above-average earnings growth. The fund’s investment advisors believe these companies have the ability to produce superior returns over the long term.

As I mentioned, your fund trailed its benchmark for the most recent six-month period. This underperformance can be attributed in large part to disappointing results in the health care sector, where the fund’s return was considerably behind that of the benchmark.

Traditionally relatively defensive holdings, health care stocks were generally down across the board. Pharmaceutical and biotechnology companies weighed most heavily on the fund’s results. The possibility

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.47%	0.33%	1.17%
The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Growth Funds.

4

of increased government regulation can influence the performance of these stocks, which slipped at times as political candidates discussed the rising cost of drugs. High valuations, especially among biotechnology stocks, were another concern.

The fund’s consumer discretionary, consumer staples, and telecommunication services stocks also failed to keep pace with those in the index. The fund’s holdings in consumer staples and telecom lost ground, but these sectors added to returns in the benchmark. Both the fund

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

and its index posted negative results in consumer discretionary, although the sector did better in the benchmark.

The fund had a few bright spots, both overall and relative to the index. Stocks in financials and technology produced modest gains for the fund but negative results for the benchmark.

Although the fund’s energy stocks lost ground, they held up better than those in the index. Minimal exposure to the sector—which recorded a double-digit decline as lower oil prices continued to punish the industry—helped limit loss in both the fund and its benchmark.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost. And it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 10, 2016

6

Advisors’ Report

For the six months ended February 29, 2016, Vanguard U.S. Growth Fund returned about –3%. The fund trailed its benchmark, the Russell 1000 Growth Index, but finished ahead of the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 12 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal half year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 14, 2016.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

Weak security selection in the consumer staples and consumer discretionary sectors weighed on our portion of the portfolio over the last six months. Underweighted exposures to consumer staples and telecommunications, the strongest performers during the period, also hurt. Our selection was better in financials and health care, helping to partially offset these results.

The largest detractors from relative performance included Regeneron Pharmaceuticals, a biotechnology company, and Lennar, a large U.S. homebuilder. Our decision to not own Microsoft—which did well in the benchmark—weighed further on returns.

Top contributors included transportation and ride-sharing technology startup Uber Technologies and WeWork, which provides collaborative work environments for businesses and individuals. Both companies are privately held. Our position in Edwards Lifesciences, a medical device maker specializing in heart valve technology and treatments for cardiovascular diseases, also helped.

7

At the period’s close, we were most overweighted in the consumer discretionary sector, though our exposure dropped a bit over the six months. We also had significant holdings in information technology. Our most underweighted positions were in consumer staples and telecommunication services.

We continue to find attractively valued stocks with the characteristics we seek. Our focus is on populating the portfolio with strong, protected franchises that can compound earnings growth over many years.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

For the six months ended February 29, 2016, the fund underperformed its benchmark, the Russell 1000 Growth Index. As you would expect from our fundamental, bottom-up approach, the performance of our portion of the portfolio was driven primarily by stock selection.

Our top contributor was Equinix, which continues to benefit from significant opportunities associated with cloud computing and its disruption of the IT supply chain. We believe the company’s innovative product offerings position it well in a spending environment focused on helping enterprises maintain the highest-quality global network performance and service.

Our largest detractor was Valeant Pharmaceuticals International. Investor concern increased as the company announced plans to restate its 2014–2015 financial results, delayed the release of its fourth-quarter 2015 results, and withdrew previous guidance.

We believe the stock is now trading at a very high free cash flow yield based on our 2016 projections. We have revised those projections downward to reflect Valeant’s transition away from Philidor RX Services toward a new pharmacy partner, Walgreens. We also note that the shareholder base and the company’s board include large owners with an interest in reaching the right economic outcome. Considering risk, reward, and other unknowns, we believe we have the stock appropriately weighted.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy. We want to own strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in various market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA,
Partner

David Ricci, CFA,
Partner

Outside of very solid returns in October, the U.S. stock market generally declined over the past six months and exhibited increased volatility. Continued strength in the consumer segment of the U.S. economy was overshadowed by challenges in the manufacturing segment, in part due to weakness in energy and commodity-driven industries.

Pockets of weakness in the economy as the Federal Reserve made its first move toward policy renormalization caused investors to question the durability of U.S. growth. More challenges, particularly in China, affected growth abroad.

Our stock selection and investment style hindered portfolio results for the six months. Our higher-growth bias and resulting lower dividend-yield exposure worked against us as the market rotated to the perceived safety of high dividend-yielders in the first two months of 2016.

In terms of stock selection, financials was an area of weakness, particularly our positions in Affiliated Managers Group and Citigroup. Other notable detractors included BorgWarner (consumer discretionary), Cerner (health care), and Akamai Technologies (information technology).

Our top performers included Texas Instruments (information technology), Estée Lauder Companies (consumer staples), Alphabet (information technology), Home Depot (consumer discretionary), and O’Reilly Auto Parts (consumer discretionary).

We believe our portfolio is well-positioned to add value over the long term because of our typical bias toward less cyclical companies with durable long-term growth opportunities that trade at attractive valuations.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

Our portion of the portfolio was affected by investor risk aversion in a volatile global market, which deflected focus from company fundamentals. Decelerating economic growth in China and concerns that emerging economies might face balance sheet risks contributed to market volatility. Other factors included the

9

negative effect of lower energy prices on industrial sectors, fears of slowing U.S. economic growth, and the course of future Fed tightening.

Higher-growth and therefore higher-valuation stocks were hurt by the aversion to risk. Health care companies faced the additional hurdle of growing concerns about drug pricing. Stock in manufacturers of innovative, high-priced orphan drugs including BioMarin Pharmaceutical (neurometabolic degenerative diseases) and Vertex Pharmaceuticals (cystic fibrosis) declined.

Another health care holding, Bristol-Myers Squibb, advanced on the promise of its oncology active immune therapies. Our portfolio’s health care exposure decreased as several companies reached our goals and we sold our positions.

In information technology, declines in LinkedIn and Apple reflected signs of deceleration in recent high growth rates. Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Google (now Alphabet) benefited from a strong increase in mobile searches and tighter expense control.

In consumer discretionary, Netflix fell even though international subscriber numbers continued to exceed expectations. Although the company is gaining greater appreciation for its transformation into a global network, we believe its earnings potential is still significant. Nike again generated impressive earnings, revenue, and gross margins on the strength of its execution and its brand in many product categories around the world.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over intermediate and longer terms, projecting how markets, industries, and businesses will evolve over time. With this perspective, we build our portfolio through individual stock selection based on company fundamentals.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater,
Investment Manager,
Partner

Gary Robinson,
Investment Manager

Against a backdrop of turbulent stock markets, we have continued to increase our portfolio’s exposure to some outstanding growth franchises. We think these companies will prosper if they can execute correctly, irrespective of economic or financial market conditions.

10

Our new purchases have both innovative technologies and unique corporate cultures that we believe will be used in combination to disrupt existing business models. Recent purchases include Tesla Motors (electric automobiles), Illumina (DNA sequencing technology), Lending Club (an online credit marketplace), and Abiomed (manufacturer of the world’s smallest heart pump).

The most significant sources of funds for these purchases were the complete sales of Vulcan Materials (construction aggregates), Fairfax Financial Holdings, and Anthem (both insurance companies) and reductions to our holdings in PepsiCo and O’Reilly Auto Parts.

Over the last year, our holdings turnover has been higher than normal, reflecting a one-time shift to reorient some of the portfolio toward higher-growth opportunities. It should now fall back to holding periods of approximately five years. Our process remains ever more focused on identifying strong growth companies with exceptional management and competitive positions and then holding them for many years to give them the greatest chance of reaching their potential.

11

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	2,405	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	36	2,371	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair Investment	13	852	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	6	404	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	389	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	3	177	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

12

U.S. Growth Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.47%	0.33%
30-Day SEC Yield	0.40%	0.55%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	160	638	3,906
Median Market Cap	$48.7B	$66.0B	$50.4B
Price/Earnings Ratio	26.7x	21.6x	20.1x
Price/Book Ratio	4.7x	5.2x	2.5x
Return on Equity	20.4%	23.6%	17.5%
Earnings Growth
Rate	13.5%	12.4%	8.4%
Dividend Yield	1.0%	1.7%	2.2%
Foreign Holdings	2.4%	0.0%	0.0%
Turnover Rate
(Annualized)	30%	—	—
Short-Term
Reserves	0.8%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.95	0.90
Beta	1.04	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	5.8%
Facebook Inc.	Internet Software &
	Services	3.4
Visa Inc.	Data Processing &
	Outsourced Services	3.0
MasterCard Inc.	Data Processing &
	Outsourced Services	3.0
Amazon.com Inc.	Internet Retail	2.9
Allergan plc	Pharmaceuticals	2.7
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.6
Microsoft Corp.	Systems Software	2.2
Celgene Corp.	Biotechnology	2.1
QUALCOMM Inc.	Communications
	Equipment	2.0
Top Ten		29.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares.

13

U.S. Growth Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	20.5%	21.4%	13.6%
Consumer Staples	6.1	12.1	9.4
Energy	0.5	0.5	5.9
Financials	8.7	5.5	17.4
Health Care	18.6	16.1	14.2
Industrials	7.1	11.0	10.7
Information
Technology	34.8	27.6	19.7
Materials	1.3	3.4	3.1
Other	1.9	0.0	0.0
Telecommunication
Services	0.4	2.4	2.5
Utilities	0.1	0.0	3.5

14

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	8.47%	14.34%	7.44%
Admiral Shares	8/13/2001	8.61	14.49	7.62

See Financial Highlights for dividend and capital gains information.

15

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (20.1%)
*	Amazon.com Inc.	343,909	190,017
	Home Depot Inc.	1,018,439	126,409
*	Liberty Interactive Corp.
	QVC Group Class A	4,181,048	106,115
*	TripAdvisor Inc.	1,127,994	70,612
	L Brands Inc.	801,843	67,988
*	O’Reilly Automotive Inc.	210,699	54,849
	Lowe’s Cos. Inc.	686,254	46,343
	Starbucks Corp.	729,763	42,480
	NIKE Inc. Class B	679,069	41,824
	Dollar General Corp.	524,900	38,974
	DR Horton Inc.	1,443,187	38,562
	Lennar Corp. Class A	833,179	34,944
*	Under Armour Inc.
	Class A	412,650	34,535
*	Priceline Group Inc.	26,399	33,400
*	Liberty Global plc	894,743	32,175
*	Chipotle Mexican Grill Inc.
	Class A	61,075	31,097
*	Discovery
	Communications Inc.	1,190,139	29,337
^	Tesla Motors Inc.	139,221	26,721
	Las Vegas Sands Corp.	546,870	26,403
*	AutoZone Inc.	32,962	25,531
	Ross Stores Inc.	463,029	25,457
	Harman International
	Industries Inc.	323,491	24,805
	Harley-Davidson Inc.	569,424	24,582
	VF Corp.	362,900	23,628
	Dunkin’ Brands Group Inc.	491,796	22,908
*	Discovery Communications
	Inc. Class A	661,314	16,533
	Wyndham Worldwide
	Corp.	225,310	16,412

			Market
			Value•
		Shares	($000)
*	Liberty Global plc Class A	432,129	15,920
	Netflix Inc.	150,125	14,023
	Industria de Diseno Textil
	SA ADR	585,663	9,089
	Walt Disney Co.	86,256	8,239
	Marriott International Inc.
	Class A	120,150	8,188
	McDonald’s Corp.	53,710	6,294
	CarMax Inc.	96,382	4,459
^	Shake Shack Inc. Class A	51,553	2,146
	JD.com Inc. ADR	80,200	2,062
	BorgWarner Inc.	25,988	849
			1,323,910
Consumer Staples (5.8%)
	Walgreens Boots Alliance
	Inc.	1,338,167	105,635
	Estee Lauder Cos. Inc.
	Class A	734,539	67,085
*	Monster Beverage Corp.	416,727	52,299
	Mondelez International
	Inc. Class A	1,106,797	44,858
	PepsiCo Inc.	366,343	35,836
	Kroger Co.	868,400	34,658
	CVS Health Corp.	215,193	20,910
	Costco Wholesale Corp.	65,098	9,767
	Brown-Forman Corp.
	Class B	44,236	4,356
	Colgate-Palmolive Co.	61,283	4,023
			379,427
Energy (0.3%)
	Schlumberger Ltd.	238,000	17,069
	Concho Resources Inc.	22,976	2,073
*	Cobalt International
	Energy Inc.	662,380	1,762
	Apache Corp.	33,175	1,270
			22,174

16

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Financials (8.3%)
	Crown Castle
	International Corp.	1,276,778	110,441
	Intercontinental Exchange
	Inc.	419,117	99,943
	Equinix Inc.	284,714	86,465
*	Markel Corp.	54,919	47,050
	American Tower
	Corporation	373,308	34,419
	MarketAxess Holdings
	Inc.	268,166	31,767
	Marsh & McLennan Cos.
	Inc.	383,852	21,899
	MSCI Inc. Class A	251,333	17,724
*	Affiliated Managers Group
	Inc.	127,000	17,614
	First Republic Bank	278,994	17,169
	Moody’s Corp.	190,800	16,943
	M&T Bank Corp.	136,638	14,012
	Berkshire Hathaway Inc.
	Class B	56,183	7,538
	LendingClub Corp.	705,070	6,155
	TD Ameritrade Holding
	Corp.	187,930	5,371
	Morgan Stanley	204,208	5,044
	US Bancorp	79,704	3,070
	American Express Co.	43,845	2,437
			545,061
Health Care (18.0%)
*	Allergan plc	622,898	180,709
*	Celgene Corp.	1,394,545	140,612
*	Biogen Inc.	426,443	110,628
	Bristol-Myers Squibb Co.	1,694,054	104,913
	Novo Nordisk A/S ADR	1,613,390	82,928
	UnitedHealth Group Inc.	483,941	57,637
*	Valeant Pharmaceuticals
	International Inc.	822,441	54,117
*	Illumina Inc.	342,022	51,385
*	Cerner Corp.	957,456	48,888
*	Edwards Lifesciences
	Corp.	519,021	45,155
	Gilead Sciences Inc.	487,498	42,534
	Medtronic plc	490,713	37,976
*	Regeneron
	Pharmaceuticals Inc.	76,290	29,297
	DENTSPLY International
	Inc.	471,593	28,748
*	Sirona Dental Systems
	Inc.	258,156	28,550
	Zoetis Inc.	597,700	24,542
*	IMS Health Holdings Inc.	946,565	24,402
*	IDEXX Laboratories Inc.	315,972	23,116

			Market
			Value•
		Shares	($000)
*	Vertex Pharmaceuticals
	Inc.	218,273	18,660
	BioMarin Pharmaceutical
	Inc.	123,598	10,119
	Alexion Pharmaceuticals
	Inc.	60,901	8,575
	ABIOMED Inc.	98,510	7,882
	Waters Corp.	61,715	7,425
	Shire plc ADR	41,615	6,497
	Genomic Health Inc.	203,823	5,183
^	Juno Therapeutics Inc.	146,900	5,166
	Alnylam Pharmaceuticals
	Inc.	62,926	3,686
	Seattle Genetics Inc.	45,430	1,372
			1,190,702
Industrials (6.8%)
	Nielsen Holdings plc	2,023,018	101,839
*	Verisk Analytics Inc.
	Class A	523,284	38,116
	Union Pacific Corp.	437,000	34,462
	Fortune Brands Home &
	Security Inc.	682,102	34,255
	Equifax Inc.	325,431	34,131
*	TransDigm Group Inc.	134,527	28,732
*	IHS Inc. Class A	257,421	26,769
*	Stericycle Inc.	214,903	24,484
	AMETEK Inc.	525,899	24,407
	Watsco Inc.	165,541	21,115
	Danaher Corp.	204,003	18,211
*	TransUnion	541,808	14,288
	Kansas City Southern	156,298	12,771
	JB Hunt Transport
	Services Inc.	141,076	10,763
	Lockheed Martin Corp.	45,606	9,841
	Boeing Co.	69,012	8,156
	NOW Inc.	436,642	7,065
			449,405
Information Technology (34.0%)
*	Alphabet Inc. Class C	347,149	242,230
*	Facebook Inc. Class A	2,117,257	226,377
	Visa Inc. Class A	2,732,935	197,837
	MasterCard Inc. Class A	2,262,996	196,700
	Apple Inc.	1,741,655	168,401
	Microsoft Corp.	2,889,592	147,022
*	Alphabet Inc. Class A	199,882	143,359
	QUALCOMM Inc.	2,566,625	130,359
*	PayPal Holdings Inc.	2,762,412	105,358
*	Electronic Arts Inc.	1,500,094	96,366
*	eBay Inc.	3,253,609	77,436
*	Adobe Systems Inc.	750,453	63,901
	Intuit Inc.	508,995	49,189
*	salesforce.com inc	674,456	45,694
	CDW Corp.	828,324	32,785

17

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
*	Cognizant Technology
	Solutions Corp. Class A	557,791	31,783
*	FleetCor Technologies Inc.	238,429	30,445
*	ServiceNow Inc.	541,171	29,759
*	Alibaba Group Holding Ltd.
	ADR	403,949	27,796
*	Workday Inc. Class A	454,203	27,457
	Texas Instruments Inc.	513,100	27,205
*	Alliance Data Systems
	Corp.	121,406	25,511
*	Red Hat Inc.	388,547	25,391
	Global Payments Inc.	410,346	25,011
*	Baidu Inc. ADR	115,158	19,971
	Accenture plc Class A	118,600	11,891
*,^	Zillow Group Inc.	493,097	10,651
^	GrubHub Inc.	388,290	9,140
	Tencent Holdings Ltd.	434,910	7,958
	Splunk Inc.	83,132	3,625
	Palo Alto Networks Inc.	22,687	3,285
	LinkedIn Corp. Class A	27,184	3,186
^	Zillow Group Inc. Class A	27,624	639
			2,243,718
Materials (1.3%)
	Sherwin-Williams Co.	143,711	38,874
	Eagle Materials Inc.	280,605	16,954
	Martin Marietta Materials
	Inc.	100,741	14,368
	PPG Industries Inc.	133,300	12,867
	Monsanto Co.	7,345	661
			83,724
Other (0.0%)
*,2	WeWork Class A PP	52,398	2,630
3	Vanguard Growth ETF	3,100	309
			2,939
Telecommunication Services (0.3%)
*	SBA Communications
	Corp. Class A	202,841	19,247
Total Common Stocks
(Cost $5,044,629)			6,260,307
Preferred Stocks (1.6%)
*,2	Uber Technologies PP	1,408,784	68,709
*,2	WeWork Pfd. D1 PP	260,418	13,071
*,2	Pinterest Prf G PP	1,596,475	11,461
*,2	WeWork Pfd. D2 PP	204,614	10,270
*,2	Cloudera, Inc. Pfd.	300,088	5,852
Total Preferred Stocks
(Cost $45,428)			109,363
Convertible Preferred Stocks (0.2%)
*,2	Airbnb Inc. (Cost $11,928)	128,123	13,002

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.4%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.475%	227,878,612	227,879

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.310%, 3/1/16
	(Dated 2/29/16, Repurchase
	Value $12,700,000,
	collateralized by Federal
	National Mortgage Assn.
	2.802%, 10/1/25,
	with a value of
	$12,954,000)	12,700	12,700

U.S. Government and Agency Obligations (0.3%)
6	Fannie Mae Discount Notes,
	0.250%, 4/20/16	1,000	1,000
7	Federal Home Loan Bank
	Discount Notes, 0.245%,
	4/20/16	1,000	1,000
[7,8]	Federal Home Loan Bank
	Discount Notes, 0.260%,
	4/27/16	1,000	999
[7,8]	Federal Home Loan Bank
	Discount Notes, 0.290%,
	4/29/16	5,000	4,997
[7,8]	Federal Home Loan Bank
	Discount Notes, 0.572%,
	7/6/16	5,000	4,993
6	Freddie Mac Discount Notes,
	0.220%, 3/30/16	500	500
6	Freddie Mac Discount Notes,
	0.220%, 4/15/16	2,300	2,299
8	United States Treasury Bill,
	0.370%%–0.386%, 5/26/16	1,000	999
			16,787
Total Temporary Cash Investments
(Cost $257,364)			257,366
Total Investments (100.6%)
(Cost $5,359,349)			6,640,038

18

U.S. Growth Fund

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	602
Receivables for Investment
Securities Sold	13,954
Receivables for Accrued Income	7,363
Receivables for Capital Shares Issued	4,463
Other Assets	62
Total Other Assets	26,444
Liabilities
Payables for Investment Securities
Purchased	(23,114)
Collateral for Securities on Loan	(16,926)
Payables to Investment Advisor	(3,162)
Payables for Capital Shares Redeemed	(10,124)
Payables to Vanguard	(13,456)
Other Liabilities	(1,217)
Total Liabilities	(67,999)
Net Assets (100%)	6,598,483

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,318,122
Overdistributed Net Investment Income	(8,148)
Accumulated Net Realized Gains	10,205
Unrealized Appreciation (Depreciation)
Investment Securities	1,280,689
Futures Contracts	(2,385)
Net Assets	6,598,483

Investor Shares—Net Assets
Applicable to 141,679,634 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,884,188
Net Asset Value Per Share—
Investor Shares	$27.42

Admiral Shares—Net Assets
Applicable to 38,252,656 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,714,295
Net Asset Value Per Share—
Admiral Shares	$70.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,557,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 1.1%, respectively, of net assets.
2 Restricted securities totaling $124,995,000 represents 1.9% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $16,926,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $9,192,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends[1,2]	30,346
Interest[1]	399
Securities Lending	557
Total Income	31,302
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,817
Performance Adjustment	727
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,618
Management and Administrative—Admiral Shares	1,391
Marketing and Distribution—Investor Shares	383
Marketing and Distribution—Admiral Shares	103
Custodian Fees	44
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	5
Total Expenses	13,125
Expenses Paid Indirectly	(104)
Net Expenses	13,021
Net Investment Income	18,281
Realized Net Gain (Loss)
Investment Securities Sold[1]	71,135
Futures Contracts	(11,634)
Foreign Currencies	(27)
Realized Net Gain (Loss)	59,474
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(328,433)
Futures Contracts	8,620
Change in Unrealized Appreciation (Depreciation)	(319,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	(242,058)
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $373,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,281	36,310
Realized Net Gain (Loss)	59,474	656,165
Change in Unrealized Appreciation (Depreciation)	(319,813)	(231,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	(242,058)	461,076
Distributions
Net Investment Income
Investor Shares	(19,111)	(24,620)
Admiral Shares	(16,735)	(15,003)
Realized Capital Gain[1]
Investor Shares	(327,359)	(289,725)
Admiral Shares	(218,490)	(142,252)
Total Distributions	(581,695)	(471,600)
Capital Share Transactions
Investor Shares	391,743	(60,674)
Admiral Shares	634,294	561,764
Net Increase (Decrease) from Capital Share Transactions	1,026,037	501,090
Total Increase (Decrease)	202,284	490,566
Net Assets
Beginning of Period	6,396,199	5,905,633
End of Period[2]	6,598,483	6,396,199
1 Includes fiscal 2015 short-term gain distributions totaling $568,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,148,000) and $9,444,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.89	$31.03	$24.67	$20.79	$18.12	$14.75
Investment Operations
Net Investment Income	.076	.169	.168	.134	.068	.108[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.881)	2.168	6.303	3.861	2.679	3.370
Total from Investment Operations	(.805)	2.337	6.471	3.995	2.747	3.478
Distributions
Dividends from Net Investment Income	(.147)	(.194)	(.111)	(.115)	(. 077)	(.108)
Distributions from Realized Capital Gains	(2.518)	(2.283)	—	—	—	—
Total Distributions	(2.665)	(2.477)	(.111)	(.115)	(.077)	(.108)
Net Asset Value, End of Period	$27.42	$30.89	$31.03	$24.67	$20.79	$18.12

Total Return[2]	-3.33%	7.96%	26.29%	19.31%	15.22%	23.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,884	$3,975	$4,038	$3,137	$2,975	$2,893
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.47%	0.44%	0.45%	0.45%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.54%	0.53%	0.59%	0.59%	0.35%	0.61%[1]
Portfolio Turnover Rate	30%	38%	36%	38%	43%	89%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.01	$80.37	$63.91	$53.85	$46.94	$38.20
Investment Operations
Net Investment Income	.253	.563	.557	.440	.258	.345[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.289)	5.607	16.293	10.002	6.924	8.734
Total from Investment Operations	(2.036)	6.170	16.850	10.442	7.182	9.079
Distributions
Dividends from Net Investment Income	(. 499)	(. 623)	(. 390)	(. 382)	(. 272)	(. 339)
Distributions from Realized Capital Gains	(6.515)	(5.907)	—	—	—	—
Total Distributions	(7.014)	(6.530)	(.390)	(.382)	(.272)	(.339)
Net Asset Value, End of Period	$70.96	$80.01	$80.37	$63.91	$53.85	$46.94

Total Return[2]	-3.28%	8.12%	26.44%	19.51%	15.38%	23.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,714	$2,421	$1,868	$1,141	$869	$678
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.33%	0.30%	0.31%	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.68%	0.67%	0.73%	0.73%	0.49%	0.75%[1]
Portfolio Turnover Rate	30%	38%	36%	38%	43%	89%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

24

U.S. Growth Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

25

U.S. Growth Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. The basic fees of Jennison Associates LLC and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index and the S&P 500 Index, respectively, since February 28, 2014.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 29, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $727,000 (0.02%) based on performance.

26

U.S. Growth Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $602,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 29, 2016, these arrangements reduced the fund’s expenses by $104,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,249,719	7,958	2,630
Preferred Stocks	—	—	109,363
Convertible Preferred Stocks	—	—	13,002
Temporary Cash Investments	227,879	29,487	—
Futures Contracts—Liabilities[1]	(1,217)	—	—
Total	6,476,381	37,445	124,995
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market

27

U.S. Growth Fund

activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 29, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks,
Preferred Stocks,
and Convertible
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2015	106,035
Change in Unrealized Appreciation (Depreciation)	18,960
Balance as of February 29, 2016	124,995
Net change in unrealized appreciation (depreciation) from investments still held as of February 29, 2016, was $18,960,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 29, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	2,630	Market Approach	Recent Market Transaction	$50.192
Preferred Stocks	109,363	Market Approach	Recent Market Transaction	50.192
			Recent Market Transaction	48.772
			Purchase Price	35.895
			Comparable Company Approach	19.500
Convertible
Preferred Stocks	13,002	Market Approach	Comparable Company Approach	101.480

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	1,771	170,857	(1,973)
E-mini S&P Mid-Cap 400 Index	March 2016	94	12,527	(412)
				(2,385)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

U.S. Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 29, 2016, the fund realized net foreign currency losses of $27,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At February 29, 2016, the cost of investment securities for tax purposes was $5,359,349,000. Net unrealized appreciation of investment securities for tax purposes was $1,280,689,000, consisting of unrealized gains of $1,581,608,000 on securities that had risen in value since their purchase and $300,919,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 29, 2016, the fund purchased $1,481,842,000 of investment securities and sold $953,895,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	461,556	15,212	478,396	15,147
Issued in Lieu of Cash Distributions	340,874	11,389	309,765	10,561
Redeemed	(410,687)	(13,602)	(848,835)	(27,163)
Net Increase (Decrease)—Investor Shares	391,743	12,999	(60,674)	(1,455)
Admiral Shares
Issued	621,879	7,891	698,022	8,572
Issued in Lieu of Cash Distributions	223,265	2,883	149,006	1,963
Redeemed	(210,850)	(2,777)	(285,264)	(3,519)
Net Increase (Decrease)—Admiral Shares	634,294	7,997	561,764	7,016

J. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$966.70	$2.20
Admiral Shares	1,000.00	967.22	1.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.63	$2.26
Admiral Shares	1,000.00	1,023.32	1.56
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

31

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Jackson Square Partners, LLC (Jackson Square), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investment in well-researched and well-managed businesses that enjoy sustainable competitive advantages within their industry. The firm employs a fundamental bottom-up approach to identify growth companies with strong financial productivity, earnings growth, balance sheet strength, and attractive valuations. Baillie Gifford began managing a portion of the fund in 2014.

Jackson Square. Founded in February 2014, Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Jackson Square was founded by the same investment team that has managed a portion of the fund since 2010, previously as a part of Delaware Investments.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. Jennison utilizes internal fundamental research and a highly interactive stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When analyzing a company for purchase or sale, Jennison focuses on the duration of the company’s growth opportunity and seeks to capture inflection points in the company’s growth trajectory. Jennison began managing a portion of the fund in 2014.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable growth advantages and reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past and follows up with a thorough review of each company’s business model and an assessment of its valuation. The goal of this review is to identify companies with high returns on capital, superior business management, and high-quality balance sheets. Wellington Management has managed a portion of the fund since 2010.

32

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm uses an investment process that relies on thorough fundamental research. Based on this process, William Blair invests in quality growth companies that it believes will grow faster or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers each company’s leadership position within the company’s market, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Baillie Gifford, Jackson Square, Jennison, Wellington Management, or William Blair in determining whether to approve the advisory fees because the advisors are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Baillie Gifford, Jackson Square, Jennison, Wellington Management, and William Blair. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042016

Semiannual Report | February 29, 2016

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	32
Trustees Approve Advisory Arrangements.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard International Growth Fund
Investor Shares	-6.78%
Admiral™ Shares	-6.72
MSCI All Country World Index ex USA	-9.29
International Funds Average	-8.50
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$20.83	$19.15	$0.293	$0.000
Admiral Shares	66.28	60.88	1.029	0.000

Chairman’s Letter

Dear Shareholder,

Amid considerable stock market volatility, Vanguard International Growth Fund returned about –7% for the six months ended February 29, 2016. This result, while disappointing, placed it ahead of its benchmark index and the average return of international peer funds.

Emerging markets were a bright spot for the fund. Your advisors’ holdings, especially among Chinese companies, bucked the overall downdraft and advanced.

In previous letters to you, I’ve commented on the role of the stronger U.S. dollar, which—broadly speaking—has trimmed international stocks’ returns when translated into dollars for U.S. investors. For the latest period, however, currency effects were more nuanced. The dollar weakened notably against Japan’s yen. This helped temper part of the decline in Japanese stocks, one of the largest markets in the fund and its index; the MSCI Japan Index returned about –15% in local currencies and about –9% for U.S. investors.

Otherwise, for the half year overall, the dollar strengthened against most major currencies, although the battered euro recovered a bit later in the period along with the Swiss franc and Canadian dollar. Currency translation effects were minimal for most emerging markets.

Stocks mostly slumped for the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker six-month result. Fears that China’s economic slowdown would spread globally weighed on investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against some foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about 3% when translated into U.S. dollars, and a bit more in local currencies. Bonds globally have been buoyed by negative interest rates.

Investors found few safe ports amid the markets’ turmoil
Anyone hoping that markets might have settled a bit after the Fed’s long-anticipated December rate increase would have been disappointed. In January, many U.S. and international stock markets fell into or near bear market territory, in part because of concerns about global economic growth. (A decline of 20% or more lasting at least two months generally qualifies as a bear market for stocks.)

Much has been written about slower growth in China as its leaders transition the economy from heavy dependence on investment and exports toward domestic consumption and services. Although this long-term process isn’t “news,” markets still tend to react—and sometimes overreact—to each new release of Chinese data. China—the world’s most populous nation and second-largest economy—matters because so many other countries, both emerging and developed, depend on exports to it. Several bouts of dramatic swings in mainland China’s stock markets also unsettled investors.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.37%
The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the fund’s annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Funds.

The Bank of Japan, addressing disappointing economic performance, set a negative rate for certain bank deposits for the first time in Japan’s history, and the European Central Bank pushed its short-term rate further into negative territory. Oil prices added to investors’ concerns about growth. After briefly seeming to find their footing, oil prices tumbled again late in 2015 and into 2016 before recovering a bit in February, along with many other commodity prices.

With few markets able to move forward, the fund’s emerging-market holdings—which made up less than one-fifth of total

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

assets—bucked the trend and advanced modestly. In contrast, emerging markets returned about –9% in the benchmark index. In addition to China, your fund’s holdings gained ground in several other emerging-market countries, including Brazil, Indonesia, and Taiwan.

Developed European markets were the main drivers of the fund’s return, as they often are by virtue of their size—about half of total fund assets. Most European markets declined, and the stronger dollar meant even lower returns for U.S. investors, especially from U.K. stocks. Results were mixed among developed Pacific markets; for example, the fund’s small Australian holdings advanced but Japan declined. Overall, the fund’s developed-market holdings performed generally in line with those in the benchmark.

All industry sectors were in the red except information technology. Your advisors’ sizable commitment to IT stocks was beneficial. Financials and telecommunication services were some of the weakest performers.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 15, 2016

Advisors’ Report

For the six months ended February 29, 2016, Vanguard International Growth Fund returned –6.78% for Investor Shares (–6.72% for Admiral Shares), ahead of its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	54	10,776	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	33	6,437	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	12	2,386	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on
			attractively valued quality companies with ”economic
			moats” to protect their profitability and positive internal
			and external dynamics helping to grow the value of the
			business.
Cash Investments	1	172	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 10, 2016.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

As we reflect on the past six months, amid concerns about global growth and geopolitics, we are reminded that most of what passes for news in the investment world is noise that is either irrelevant or misleading to the long-term investor. In contrast, significant trends can emerge from incremental developments over time that may seem benign and boring but are very powerful.

The world is changing at a remarkable pace, driven by technological progress and innovation. We view internet and health care companies as particular long-term beneficiaries. The internet continues to transform a wide range of industries, from advertising to media, retail, and financial services. These areas are already well-represented in our portion of the portfolio, with significant holdings in a small number of established leaders.

Health care will also look very different in five to ten years, given the acceleration in our understanding of human biology. These trends are earlier in their development, though, so it is more difficult to know which companies will be successful. As a result, our holdings tend to be smaller, but our research effort is substantial as we seek to deepen our understanding of areas such as genomic science.

Some of these dominant themes were evident in the leading contributors to our performance over the six months. Baidu, Alibaba, and Tencent are collectively driving the shift to internet-based commerce in China, while Amazon continues to do so in the United States and other markets. Several of our health care holdings—such as Celltrion, Elekta, M3, and Chr Hansen—also appreciated strongly. The most significant weakness came from our bank holdings in Europe, where the operating environment remains challenging because of a combination of still-low interest rates, higher capital requirements, and muted loan growth in most countries.

We have continued to invest in companies where change is driving growth. Examples included CTrip, a leader in the Chinese travel market, and Genmab, a Danish biotechnology business focused on developing antibodies to treat blood cancers. We have also invested in several unlisted companies, such as Scottish travel website Skyscanner and Internet Plus, China’s largest online-to-offline (O2O) platform. To fund these new investments, we sold several holdings for which our growth expectations are waning, including Australia-listed cement company James Hardie and biotech firm Cochlear, and two banks exposed to emerging markets, Peru’s Credicorp and Spain’s Banco Santander.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equity markets struggled over the last six months as investors remained concerned about global growth, elevated debt levels, negative earnings revisions, and currency dislocations. Strong stock selection helped our results, most notably in the information technology, health care, and industrial sectors.

Long-term tech holdings such as chip maker TSMC, cybersecurity firm Check Point Software Technologies, and software company SAP were among the top performers. The market has rewarded them for demonstrating strong operating and financial performance and generating good organic growth and cash-flow conversion in an uncertain market environment. At a time of significant innovation, characterized by novel and disruptive technology, our holdings in these stocks—along with businesses such as Tencent, China’s social media leader, and e-commerce company Alibaba—reflect our focus on the disruptors and enablers of new business models.

We struggled in the financial sector, where banking stocks Sumitomo Mitsui Financial Group, Deutsche Bank, Banco Bilbao Vizcaya Argentaria, and Intesa Sanpaolo hurt performance. We do not share the extent of the market’s concern about banking’s exposure to the energy industry or about its ability to build capital reserves. The impact of interest rates staying lower for longer (or even negative) in major economies is not helpful for margins, but we expect the banks to shift their charges more to fees, and we have maintained these holdings.

We believe that one of the critical judgments in the coming months will be to assess how much future disruptions, disappointing economic growth, and financial sector losses really justify the low valuations of cyclical industries. These market areas will be very sensitive to any strengthening in macroeconomic data and hence have an improving risk/reward profile. In general, uncertainty and market volatility are likely to persist given global imbalances and valuations.

In this climate, we think consistency of approach is paramount, and we continue to focus on unanticipated growth, finding companies whose growth potential has not been recognized by the market. We have a strong pipeline of ideas and are optimistic about our ability to add value in these challenging times.

M&G Investment
Management Limited

Portfolio Manager:

Charles Anniss, CFA

During a tough period for international stocks, we saw shares in banks battered, weaker Chinese demand affecting commodities producers, and plummeting oil prices buffeting energy-related companies. Sentiment generally remained poor and markets volatile, albeit with some improvement by the end of the period.

In this environment, only consumer staples eked out a positive return. Our overweighting of the sector, as well as stock-picking within it, helped buoy our relative performance. Some of our better holdings included Irish food-ingredient maker Kerry Group, Japan Tobacco, and Anglo-Dutch consumer goods giant Unilever.

Stock selection in the consumer discretionary sector also helped, led by German sportswear maker adidas, our strongest performer for the period. In a sector that declined overall, adidas’ shares rose more than 40% as investors cheered its operational success and welcomed news of a new chief executive. Another consumer business, South Korea’s Hankook Tire, performed solidly as well, its share price rising strongly after a difficult spell in the first half of 2015.

In information technology, German software maker SAP experienced solid growth in North America and Europe, supported by its newer, internet-based cloud business, while sales of its mainstay packaged software held up in the face of global uncertainty driven by China’s slowdown; investors were pleased.

On the downside, financials delivered the worst performance. Our underweighting was helpful, but individual holdings dragged on returns. These included Standard Chartered, a British bank with most of its operations in Asia; French banking group Societe Generale; and Dutch financial institution ING.

Some of our holdings in the materials sector also lagged. Difficult trading conditions in emerging markets led to reduced earnings for cement maker LafargeHolcim, and Canada’s First Quantum Minerals slumped amid weak prices and reduced sales volumes.

We added two new holdings: AIA Group, Asia’s leading life insurance company, and Hugo Boss, the premium and luxury apparel company. Both are attractively valued, good-quality businesses with “economic moats” to protect their profitability, and positive internal and external dynamics that help grow their value. Conversely, we sold our holding in Switzerland’s Zurich Insurance, having lost faith in the investment case for it.

International Growth Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	169	1,848
Median Market Cap	$28.1B	$25.8B
Price/Earnings Ratio	20.9x	16.4x
Price/Book Ratio	2.2x	1.5x
Return on Equity	17.8%	15.6%
Earnings Growth
Rate	11.8%	9.6%
Dividend Yield	1.9%	3.4%
Turnover Rate
(Annualized)	19%	—
Short-Term Reserves	0.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	21.2%	12.0%
Consumer Staples	7.0	11.3
Energy	2.3	6.3
Financials	19.0	25.5
Health Care	10.6	9.4
Industrials	11.0	11.5
Information Technology	17.9	8.2
Materials	5.0	6.7
Other	2.5	0.0
Telecommunication Services	3.5	5.5
Utilities	0.0	3.6

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.94
Beta	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	3.7%
Baidu Inc.	Internet Software &
	Services	3.3
AIA Group Ltd.	Life & Health
	Insurance	3.3
Industria de Diseno
Textil SA	Apparel Retail	2.8
Alibaba Group Holding	Internet Software &
Ltd.	Services	2.6
Amazon.com Inc.	Internet Retail	2.5
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.9
SMC Corp.	Industrial Machinery	1.6
Rolls-Royce Holdings plc	Aerospace &
	Defense	1.5
Svenska Handelsbanken
AB	Diversified Banks	1.5
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	12.8%	14.3%
Germany	7.9	6.5
Switzerland	5.6	6.8
Sweden	5.3	2.1
France	5.2	7.3
Spain	4.3	2.3
Italy	3.0	1.6
Denmark	2.1	1.4
Netherlands	1.6	2.2
Norway	1.3	0.4
Ireland	1.3	0.4
Other	0.6	2.0
Subtotal	51.0%	47.3%
Pacific
Japan	12.1%	17.0%
Hong Kong	5.0	2.2
South Korea	1.9	3.2
Other	1.1	5.9
Subtotal	20.1%	28.3%
Emerging Markets
China	12.7%	5.0%
India	2.5	1.7
Taiwan	1.1	2.7
Other	2.8	7.9
Subtotal	19.1%	17.3%
North America
United States	6.3%	0.0%
Canada	2.0	6.5
Subtotal	8.3%	6.5%
Middle East
Israel	1.5%	0.6%

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-0.67%	3.61%	4.63%
Admiral Shares	8/13/2001	-0.54	3.74	4.80

See Financial Highlights for dividend and capital gains information.

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.6%)[1]
Australia (0.8%)
	Brambles Ltd.	9,407,459	83,610
	Orica Ltd.	3,443,000	34,923
	Amcor Ltd.	3,483,977	34,739
			153,272
Brazil (0.6%)
	Raia Drogasil SA	5,679,649	65,077
	BM&FBovespa SA -
	Bolsa de Valores
	Mercadorias e Futuros	12,798,400	37,035
	Banco Bradesco SA
	Preference Shares	4,770,000	25,350
			127,462
Canada (1.9%)
	Toronto-Dominion Bank	5,448,841	211,148
	Suncor Energy Inc.	2,015,763	49,284
	Canadian Pacific Railway
	Ltd.	348,288	42,446
	Bank of Nova Scotia	990,000	40,068
	ShawCor Ltd.	1,165,000	23,696
^	First Quantum Minerals
	Ltd.	5,000,000	18,219
			384,861
China (12.8%)
	Tencent Holdings Ltd.	39,709,800	726,591
*	Baidu Inc. ADR	3,791,332	657,493
*	Alibaba Group Holding
	Ltd. ADR	7,576,878	521,365
*	Ctrip.com International
	Ltd. ADR	4,989,101	204,154
*	JD.com Inc. ADR	4,276,212	109,941
	New Oriental Education
	& Technology Group Inc.
	ADR	3,301,491	102,775

			Market
			Value•
		Shares	($000)
*,2	Internet Plus Holdings
	Ltd.	18,638,108	71,943
	China Pacific Insurance
	Group Co. Ltd.	20,926,200	67,749
	Mindray Medical
	International Ltd. ADR	1,455,000	40,449
	CNOOC Ltd.	27,813,000	28,973
			2,531,433
Denmark (2.0%)
	Novozymes A/S	3,172,000	135,985
	Novo Nordisk A/S Class B	1,871,763	96,367
	Chr Hansen Holding A/S	1,508,200	93,074
*	Genmab A/S	633,488	77,445
			402,871
France (5.1%)
	Kering	983,955	171,202
	L’Oreal SA	978,915	164,762
	Essilor International SA	1,385,230	164,543
	Schneider Electric SE	1,602,764	95,534
	Sanofi	1,118,414	88,622
	Airbus Group SE	950,000	61,310
	Danone SA	876,326	60,947
	Accor SA	1,425,592	60,426
	Societe Generale SA	1,397,000	49,064
	Publicis Groupe SA	780,000	48,338
	TOTAL SA	1,027,556	46,056
			1,010,804
Germany (7.8%)
	SAP SE	3,223,312	243,050
*,3	Zalando SE	5,971,291	186,121
	Fresenius Medical Care
	AG & Co. KGaA	1,905,947	160,025
	Bayerische Motoren
	Werke AG	1,446,542	117,515
	BASF SE	1,582,450	102,603

International Growth Fund

			Market
			Value•
		Shares	($000)
	GEA Group AG	2,184,365	96,117
	HeidelbergCement AG	1,065,606	77,953
	Continental AG	387,131	77,054
	Bayer AG	649,000	67,281
*,2,4	Home24 AG	23,630	65,435
^,*,3	Rocket Internet SE	2,558,215	57,822
	adidas AG	516,500	55,048
	MTU Aero Engines AG	548,000	49,830
*,2	HelloFresh	2,151,234	48,747
	Deutsche Bank AG	2,299,064	39,527
*,2	CureVac GmbH	12,600	29,262
	HUGO BOSS AG	450,000	25,595
*	MorphoSys AG	604,515	24,462
^,*	AIXTRON SE	3,130,112	11,362
			1,534,809
Hong Kong (5.0%)
	AIA Group Ltd.	127,130,400	649,041
	Jardine Matheson
	Holdings Ltd.	2,816,525	164,094
	Hong Kong Exchanges
	and Clearing Ltd.	4,582,630	99,448
	Techtronic Industries
	Co. Ltd.	13,100,000	50,048
	Hang Lung Properties
	Ltd.	14,455,000	25,363
			987,994
India (2.4%)
	Housing Development
	Finance Corp. Ltd.	7,692,900	119,336
	Idea Cellular Ltd.	61,660,100	93,884
	HDFC Bank Ltd.	5,907,291	83,670
	Zee Entertainment
	Enterprises Ltd.	12,828,104	69,860
*,2	ANI Technologies	1,231	50,330
*,2,3	Flipkart G Series	338,176	46,286
*,2,3	Flipkart H Series	135,569	19,283
			482,649
Indonesia (0.3%)
	Bank Mandiri Persero
	Tbk PT	76,437,900	54,321

Ireland (1.3%)
	Kerry Group plc Class A	1,864,917	162,659
*	Bank of Ireland	309,352,108	88,189
			250,848

			Market
			Value•
		Shares	($000)
Israel (1.5%)
^,*	Check Point Software
	Technologies Ltd.	2,525,555	209,798
^	Teva Pharmaceutical
	Industries Ltd. ADR	1,667,415	92,708
			302,506
Italy (3.0%)
	Fiat Chrysler
	Automobiles NV	33,048,917	226,039
^,*	Ferrari NV	3,683,415	142,610
	EXOR SPA	3,114,856	102,673
	UniCredit SPA	16,793,763	62,382
	Intesa Sanpaolo SPA
	(Registered)	20,772,195	52,468
			586,172
Japan (11.8%)
	SoftBank Group Corp.	7,665,200	376,674
	SMC Corp.	1,363,400	315,278
	M3 Inc.	10,534,700	250,768
	Rakuten Inc.	19,991,600	190,187
	Bridgestone Corp.	5,041,700	176,518
	Sumitomo Mitsui
	Financial Group Inc.	5,276,900	148,071
	Kubota Corp.	7,012,900	89,774
	Sekisui Chemical Co. Ltd.	7,970,000	88,274
	Japan Tobacco Inc.	1,855,000	73,764
	Tokio Marine Holdings
	Inc.	2,075,000	72,339
	KDDI Corp.	2,824,900	72,170
	ORIX Corp.	4,974,200	65,117
	Toyota Motor Corp.	1,165,000	60,740
	Astellas Pharma Inc.	4,206,040	60,516
	MISUMI Group Inc.	4,100,000	54,691
	Keyence Corp.	102,900	53,183
	Suntory Beverage &
	Food Ltd.	1,244,900	52,745
	Suzuki Motor Corp.	1,918,700	48,012
	SBI Holdings Inc.	4,470,400	40,770
	FANUC Corp.	263,600	38,707
			2,328,298
Luxembourg (0.3%)
*,2	Spotify Technology SA	26,474	59,000

Mexico (0.3%)
	Grupo Financiero
	Banorte SAB de CV	10,123,026	51,157

International Growth Fund

			Market
			Value•
		Shares	($000)
	Netherlands (1.6%)
	ASML Holding NV	2,148,173	195,695
	ING Groep NV	5,172,000	61,657
	Akzo Nobel NV	979,995	57,542
			314,894
	Norway (1.3%)
^	Statoil ASA	8,140,701	118,506
	Schibsted ASA Class A	1,760,994	48,338
*	Schibsted ASA Class B	1,760,994	46,287
	DNB ASA	3,896,971	44,921
			258,052
	Other (0.2%)
5	Vanguard FTSE All-World
	ex-US ETF	1,128,434	45,115

	Portugal (0.3%)
	Jeronimo Martins
	SGPS SA	3,627,182	51,196

	Russia (0.4%)
	Magnit PJSC GDR	2,339,737	78,048

	Singapore (0.2%)
	DBS Group Holdings Ltd.	3,690,748	35,548

	South Africa (0.2%)
	Sasol Ltd.	1,150,000	30,947

	South Korea (1.9%)
^,*	Celltrion Inc.	1,951,529	157,127
	NAVER Corp.	248,730	115,371
	Hankook Tire Co. Ltd.	1,180,000	50,920
	Samsung Electronics Co.
	Ltd.	51,500	49,096
			372,514
	Spain (4.2%)
	Industria de Diseno
	Textil SA	17,650,315	544,602
	Banco Popular Espanol
	SA	70,774,160	168,862
	Distribuidora
	Internacional de
	Alimentacion SA	12,745,795	63,882
	Banco Bilbao Vizcaya
	Argentaria SA	9,108,396	57,582
*	Banco Popular Espanol
	SA Rights Exp.
	03/10/2016	70,774,160	1,617
			836,545

		Market
		Value•
	Shares	($000)
Sweden (5.2%)
* Svenska Handelsbanken
AB Class A	22,936,064	293,304
Atlas Copco AB Class A	12,605,874	284,082
Investment AB Kinnevik	8,819,732	218,832
* Assa Abloy AB Class B	5,688,920	109,067
^ Elekta AB Class B	8,638,260	76,318
Alfa Laval AB	3,483,662	54,596
		1,036,199
Switzerland (5.5%)
Syngenta AG	708,031	283,552
Nestle SA	4,003,967	280,001
Roche Holding AG	869,959	223,071
Cie Financiere
Richemont SA	2,061,828	130,927
Lonza Group AG	460,029	69,658
Novartis AG	907,000	64,604
LafargeHolcim Ltd.	988,500	38,893
		1,090,706
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	49,382,000	220,932

Thailand (0.6%)
Kasikornbank PCL
(Foreign)	25,755,756	126,098

Turkey (0.3%)
BIM Birlesik Magazalar
AS	2,823,784	52,052

United Kingdom (12.7%)
Rolls-Royce Holdings
plc	32,389,110	304,040
ARM Holdings plc	20,653,041	283,808
Prudential plc	12,845,749	223,701
Royal Dutch Shell plc
Class A	5,931,891	135,331
Vodafone Group plc	42,451,503	128,753
HSBC Holdings plc	18,453,240	117,352
Carnival plc	2,111,684	104,321
Burberry Group plc	5,445,285	99,425
Lloyds Banking Group
plc	98,413,933	98,762
Diageo plc	3,794,350	97,517
Reckitt Benckiser Group
plc	1,044,341	95,130
BHP Billiton plc	8,471,047	85,207
Aggreko plc	6,818,283	83,449

International Growth Fund

			Market
			Value•
		Shares	($000)
	Capita plc	5,905,997	81,897
	Standard Chartered plc	12,113,392	72,066
	Unilever plc	1,520,000	64,939
	GlaxoSmithKline plc	3,297,239	63,901
*,2	Skyscanner	366,415	52,056
	WPP plc	2,386,285	50,262
	Inchcape plc	4,900,000	50,082
^,*	Ocado Group plc	12,833,540	46,227
	Intertek Group plc	1,061,000	42,883
	Ultra Electronics
	Holdings plc	1,720,000	42,781
	G4S plc	14,450,000	41,603
	Spectris plc	1,650,000	41,220
			2,506,713
United States (6.0%)
*	Amazon.com Inc.	899,541	497,014
*	Illumina Inc.	1,561,844	234,652
	MercadoLibre Inc.	1,215,300	123,669
	ResMed Inc.	942,000	53,609
	Samsonite International
	SA	23,533,000	68,509
^,*	Tesla Motors Inc.	1,106,487	212,368
			1,189,821
Total Common Stocks
(Cost $18,746,661)			19,493,837
Preferred Stock (0.2%)
*,2,4 You & Mr. Jones
	(Cost $44,800)	44,800,000	44,800
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.8%)
[6,7]	Vanguard Market
	Liquidity Fund,
	0.475%	751,257,197	751,257

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.315%,
	3/2/16	5,000	5,000
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.355%,
	3/4/16	3,700	3,700
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.294%,
	4/29/16	2,000	1,999
	[9,10] United States Treasury Bill,
	0.370%–0.386%, 5/26/16	8,700	8,693
10	United States Treasury
	Note/Bond, 0.375%,
	5/31/16	8,900	8,900
			28,292
Total Temporary Cash Investments
	(Cost $779,548)		779,549
	Total Investments (102.8%)
	(Cost $19,571,009)		20,318,186

			Amount
			($000)
Other Assets and Liabilities (-2.8%)
	Other Assets
	Investment in Vanguard		1,809
Receivables for Investment Securities Sold 34,029
	Receivables for Accrued Income		39,982
Receivables for Capital Shares Issued			18,276
	Other Assets		14,271
	Total Other Assets		108,367
	Liabilities
Payables for Investment Securities
	Purchased		(32,798)
	Collateral for Securities on Loan		(543,170)
Payables for Capital Shares Redeemed			(11,225)
	Payables to Investment Advisor		(9,468)
	Payables to Vanguard		(45,069)
	Other Liabilities		(13,704)
	Total Liabilities		(655,434)
	Net Assets (100%)		19,771,119

International Growth Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	19,347,336
Overdistributed Net Investment Income	(29,756)
Accumulated Net Realized Losses	(283,723)
Unrealized Appreciation (Depreciation)
Investment Securities	747,177
Futures Contracts	(7,017)
Forward Currency Contracts	(236)
Foreign Currencies	(2,662)
Net Assets	19,771,119

Investor Shares—Net Assets
Applicable to 334,989,021 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,415,931
Net Asset Value Per Share—
Investor Shares	$19.15

Admiral Shares—Net Assets
Applicable to 219,353,421 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,355,188
Net Asset Value Per Share—
Admiral Shares	$60.88

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $518,459,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.3% and 3.3%, respectively, of net assets.
2 Restricted securities totaling $487,142,000, representing 2.5% of net assets.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $309,512,000, representing 1.6% of net assets.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $543,170,000 of collateral received for securities on loan.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
9 Securities with a value of $7,298,000 have been segregated as collateral for open forward currency contracts.
10 Securities with a value of $9,899,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends[1]	100,454
Interest	533
Securities Lending	9,534
Total Income	110,521
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,378
Performance Adjustment	3,838
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,938
Management and Administrative—Admiral Shares	7,656
Marketing and Distribution—Investor Shares	696
Marketing and Distribution—Admiral Shares	672
Custodian Fees	1,926
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	15
Total Expenses	38,172
Net Investment Income	72,349
Realized Net Gain (Loss)
Investment Securities Sold	(1,269)
Futures Contracts	(33,159)
Foreign Currencies and Forward Currency Contracts	(5,954)
Realized Net Gain (Loss)	(40,382)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,475,871)
Futures Contracts	5,183
Foreign Currencies and Forward Currency Contracts	2,695
Change in Unrealized Appreciation (Depreciation)	(1,467,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,436,026)
1 Dividends are net of foreign withholding taxes of $9,488,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,349	319,044
Realized Net Gain (Loss)	(40,382)	58,537
Change in Unrealized Appreciation (Depreciation)	(1,467,993)	(2,815,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,436,026)	(2,438,175)
Distributions
Net Investment Income
Investor Shares	(98,317)	(176,911)
Admiral Shares	(219,641)	(320,446)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(317,958)	(497,357)
Capital Share Transactions
Investor Shares	(202,646)	(771,120)
Admiral Shares	804,176	1,238,862
Net Increase (Decrease) from Capital Share Transactions	601,530	467,742
Total Increase (Decrease)	(1,152,454)	(2,467,790)
Net Assets
Beginning of Period	20,923,573	23,391,363
End of Period[1]	19,771,119	20,923,573
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($29,756,000) and $218,767,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.83	$23.79	$20.42	$17.69	$18.27	$16.27
Investment Operations
Net Investment Income	. 060	. 308	. 471[1]	.336	.361	.351
Net Realized and Unrealized Gain (Loss)
on Investments	(1.447)	(2.774)	3.235	2.741	(.607)	1.954
Total from Investment Operations	(1.387)	(2.466)	3.706	3.077	(.246)	2.305
Distributions
Dividends from Net Investment Income	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)	(. 305)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)	(. 305)
Net Asset Value, End of Period	$19.15	$20.83	$23.79	$20.42	$17.69	$18.27

Total Return[2]	-6.78%	-10.46%	18.26%	17.54%	-1.14%	14.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,416	$7,172	$8,976	$9,056	$9,115	$10,878
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.47%	0.47%	0.48%	0.49%	0.47%
Ratio of Net Investment Income to
Average Net Assets	0.61%	1.34%	2.08%[1]	1.71%	2.04%	1.85%
Portfolio Turnover Rate	19%	29%	21%	31%	30%	43%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$66.28	$75.70	$64.98	$56.31	$58.17	$51.81
Investment Operations
Net Investment Income	.236	1.088	1.613[1]	1.157	1.229	1.192
Net Realized and Unrealized Gain (Loss)
on Investments	(4.607)	(8.821)	10.277	8.697	(1.945)	6.209
Total from Investment Operations	(4.371)	(7.733)	11.890	9.854	(.716)	7.401
Distributions
Dividends from Net Investment Income	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)
Net Asset Value, End of Period	$60.88	$66.28	$75.70	$64.98	$56.31	$58.17

Total Return[2]	-6.72%	-10.32%	18.42%	17.66%	-1.01%	14.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $13,355		$13,752	$14,415	$10,556	$7,523	$6,487
Ratio of Total Expenses to
Average Net Assets[3]	0.32%	0.34%	0.34%	0.35%	0.36%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.74%	1.47%	2.21%[1]	1.84%	2.17%	1.98%
Portfolio Turnover Rate	19%	29%	21%	31%	30%	43%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

International Growth Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

International Growth Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment

International Growth Fund

Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 29, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $3,838,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $1,809,000, representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,684,792	68,509	—
Common Stocks—Other	1,983,798	15,314,396	442,342
Preferred Stocks	—	—	44,800
Temporary Cash Investments	751,257	28,292	—
Futures Contracts—Assets[1]	114	—	—
Futures Contracts—Liabilities[1]	(884)	—	—
Forward Currency Contracts—Assets	—	12,550	—
Forward Currency Contracts—Liabilities	—	(12,786)	—
Total	4,419,077	15,410,961	487,142
1 Represents variation margin on the last day of the reporting period.

International Growth Fund

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended February 29, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2015	192,068
Purchases	305,818
Change in Unrealized Appreciation (Depreciation)	(10,744)
Balance as of February 29, 2016	487,142
Net change in unrealized appreciation (depreciation) from investments still held as of February 29, 2016, was ($10,744,000).

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 29, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	442,342	Market Approach	Purchase Price	$40,885.261
			Purchase Price	2,769.168
			Purchase Price	2,322.419
			Purchase Price	2,228.610
			Purchase Price	142.240
			Purchase Price	142.068
			Recent Market Transaction	136.870
			Purchase Price	22.660
			Purchase Price	3.860
Preferred Stocks	44,800	Market Approach	Purchase Price	1.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

International Growth Fund

E. At February 29, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	114	12,550	12,664
Other Liabilities	(884)	(12,786)	(13,670)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 29, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(33,159)	—	(33,159)
Forward Currency Contracts	—	(3,040)	(3,040)
Realized Net Gain (Loss) on Derivatives	(33,159)	(3,040)	(36,199)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,183	—	5,183
Forward Currency Contracts	—	3,080	3,080
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,183	3,080	8,263

At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2016	1,341	42,751	(1,563)
Topix Index	March 2016	298	34,004	(5,348)
FTSE 100 Index	March 2016	399	33,688	434
S&P ASX 200 Index	March 2016	204	17,755	(540)
				(7,017)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Growth Fund

At February 29, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	3/23/16	EUR	155,593	USD	171,806	(2,417)
Bank of America, N.A	3/15/16	JPY	7,491,376	USD	60,905	5,573
Toronto-Dominion Securities	3/23/16	GBP	40,003	USD	60,596	(4,910)
Citibank, N.A.	3/22/16	AUD	46,431	USD	33,196	(93)
Citibank, N.A.	3/23/16	EUR	15,426	USD	16,675	119
Morgan Stanley Capital Services LLC	3/15/16	JPY	1,751,200	USD	14,603	937
BNP Paribas	3/15/16	JPY	1,658,235	USD	13,669	1,045
Goldman Sachs International	3/15/16	JPY	1,026,290	USD	8,689	418
Citibank, N.A.	3/23/16	GBP	5,304	USD	7,896	(513)
UBS AG	3/23/16	GBP	4,615	USD	6,753	(330)
Goldman Sachs International	3/23/16	EUR	6,034	USD	6,614	(45)
Goldman Sachs International	3/23/16	GBP	4,366	USD	6,225	(147)
Barclays Bank PLC	3/23/16	EUR	5,176	USD	5,635	—
BNP Paribas	3/23/16	GBP	2,547	USD	3,775	(230)
Barclays Bank PLC	3/22/16	AUD	5,203	USD	3,668	41
Goldman Sachs International	3/23/16	GBP	2,357	USD	3,398	(117)
UBS AG	3/15/16	JPY	412,880	USD	3,357	307
BNP Paribas	3/22/16	AUD	4,261	USD	3,006	33
Barclays Bank PLC	3/23/16	EUR	2,374	USD	2,640	(55)
UBS AG	3/22/16	AUD	3,285	USD	2,285	56
Barclays Bank PLC	3/23/16	GBP	1,570	USD	2,227	(42)
Barclays Bank PLC	3/15/16	JPY	249,470	USD	2,212	2
Goldman Sachs International	3/22/16	AUD	1,706	USD	1,239	(23)
BNP Paribas	3/22/16	AUD	1,363	USD	974	(2)
Citibank, N.A.	3/23/16	USD	56,062	EUR	51,119	410
Barclays Bank PLC	3/23/16	USD	50,009	EUR	45,884	57
JPMorgan Chase Bank, N.A.	3/15/16	USD	29,910	JPY	3,597,740	(2,016)
Goldman Sachs International	3/23/16	USD	28,346	GBP	18,980	1,926
BNP Paribas	3/23/16	USD	27,427	EUR	24,608	638
BNP Paribas	3/15/16	USD	24,271	JPY	2,853,180	(1,048)
Citibank, N.A.	3/23/16	USD	21,257	GBP	14,748	728
BNP Paribas	3/22/16	USD	10,863	AUD	15,172	46
Goldman Sachs International	3/22/16	USD	10,148	AUD	14,688	(324)

29

International Growth Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	3/23/16	USD	10,097	EUR	9,291	(18)
JPMorgan Chase Bank, N.A.	3/23/16	USD	4,853	EUR	4,365	100
JPMorgan Chase Bank, N.A.	3/23/16	USD	4,160	GBP	2,913	105
Morgan Stanley Capital Services LLC	3/15/16	USD	3,295	JPY	398,710	(243)
Citibank, N.A.	3/15/16	USD	3,099	JPY	366,795	(155)
JPMorgan Chase Bank, N.A.	3/22/16	USD	2,201	AUD	3,075	8
Barclays Bank PLC	3/15/16	USD	2,156	JPY	246,145	(28)
UBS AG	3/22/16	USD	1,470	AUD	2,103	(30)
UBS AG	3/22/16	USD	1,354	AUD	1,898	1
						(236)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At February 29, 2016, the counterparty (counterparties) had deposited in segregated accounts securities with a value of $8,157,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized net foreign currency losses of $2,914,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses $258,903,000 to offset future net capital gains. Of this amount, $212,308,000 is subject to expiration on August 31, 2018. Capital losses of $46,595,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $19,571,009,000. Net unrealized appreciation of investment securities for tax purposes was $747,177,000, consisting of unrealized gains of $3,530,714,000 on securities that had risen in value since their purchase and $2,783,537,000 in unrealized losses on securities that had fallen in value since their purchase.

30

International Growth Fund

G. During the six months ended February 29, 2016, the fund purchased $2,330,916,000 of investment securities and sold $1,909,955,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	356,026	17,737	1,067,412	47,577
Issued in Lieu of Cash Distributions	95,657	4,579	172,517	7,892
Redeemed	(654,329)	(31,545)	(2,011,049)	(88,589)
Net Increase (Decrease)—Investor Shares	(202,646)	(9,229)	(771,120)	(33,120)
Admiral Shares
Issued	1,520,114	23,070	2,585,487	35,811
Issued in Lieu of Cash Distributions	202,132	3,045	298,739	4,300
Redeemed	(918,070)	(14,238)	(1,645,364)	(23,053)
Net Increase (Decrease)—Admiral Shares	804,176	11,877	1,238,862	17,058

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	August 31,		Proceeds			February 29,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Home24 AG	67,499	—	—	—	—	65,435
Vanguard FTSE All-World
ex-US ETF	—	47,801	—	378	—	45,115
Vanguard Market Liquidity Fund	558,678	NA1	NA1	493	—	751,257
You & Mr. Jones	—	44,800	—	—	—	44,800
Total	626,177			871	—	906,607
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$932.24	$2.16
Admiral Shares	1,000.00	932.76	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.63	$2.26
Admiral Shares	1,000.00	1,023.27	1.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

33

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The firm takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the fund since 2003.

M&G. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G constructs a portfolio using a long-term, bottom-up investment approach that focuses on identifying underappreciated, quality companies with high return and growth potential. At the core of the firm’s approach is the identification of companies with “scarce assets” that are difficult to replicate and should provide the company with a sustainable competitive advantage that supports high returns on capital for prolonged periods. These higher returns on capital should allow companies to reinvest in their business and compound value over time, ultimately increasing the company’s share price. The firm has advised a portion of the fund since 2008.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder leverages fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s future growth prospects. The portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally represent two-thirds of the portfolio and tend to be longer-term holdings due to competitive advantages that can support above-average growth rates for an extended period of time. Opportunistic holdings are shorter-term oriented and tend to be more cyclical in nature. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

34

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Baillie Gifford, M&G, or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Baillie Gifford, M&G, and Schroder. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period

35

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

36

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042016

Semiannual Report | February 29, 2016

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	-3.76%
Institutional Shares	-3.67
FTSE4Good US Select Index	-3.68
Large-Cap Growth Funds Average	-4.43
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$12.99	$12.31	$0.200	$0.000
Institutional Shares	13.00	12.32	0.212	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard FTSE Social Index Fund seeks to track large- and mid-capitalization U.S. firms that meet its benchmark index provider’s strict environmental, social, and governance standards.

For the six months ended February 29, 2016, the FTSE Social Index Fund returned –3.76% for Investor Shares. It met its objective of closely tracking its benchmark, the FTSE4Good US Select Index, which returned –3.68%. Its result exceeded the average return of its large-cap growth fund peers but trailed the broad U.S. stock market.

In keeping with the fund’s socially conscious approach, its profile diverges from that of the broad market. The fund tends to have greater exposure to a few sectors—notably financials, technology, and health care—that are more likely to meet the index’s screening criteria. It has less exposure to other sectors—such as oil and gas and industrials—where companies may fall short of the index’s environmental or other requirements.

Depending on market conditions, the fund’s composition can work in its favor. But in the most recent fiscal period, it was a disadvantage. An outsized allocation to the financial sector, for example, was a drag on performance.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resilience in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note

Market Barometer

			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Poor results in key sectors hurt the fund’s performance
The FTSE Social Index Fund’s portfolio consists of more than 400 stocks that its benchmark index provider has screened for certain social, human rights, and environmental criteria. For example, the fund, like its index, excludes companies involved with weapons, tobacco, gambling, alcohol, adult entertainment, and nuclear power.

As I mentioned, financial stocks—representing more than a fifth of the fund’s assets on average—were especially weak in the fiscal half year. Although the Fed nudged rates higher in December, banks continued to suffer from the low-rate environment, which pressured their

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.25%	0.15%	1.17%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.13% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Growth Funds.

margins. Investors were concerned about potential bank loan losses related to the ailing oil and gas sector. And slower growth prospects for economies outside the United States dampened the returns of banks with a global presence.

The health care sector was another weak area. After a strong run over the past several years, health care stocks reversed course in mid-2015. High valuations, especially among biotechnology stocks, were a concern.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

Merger and acquisition activity, which in other periods has buoyed biotechnology and pharmaceutical stocks, slowed.

Although oil and gas stocks made up only about 3% of the index’s holdings, the fund wasn’t immune to the sector’s steep decline; its holdings returned roughly –36%.

Conversely, consumer goods and technology stocks turned in positive results. U.S. consumer spending moderated in the first half of the period but regained momentum in early 2016, apparently helped by lower gasoline prices. In technology, software and internet providers performed well, but their results were overshadowed by negative returns from computer hardware manufacturers.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 10, 2016

6

FTSE Social Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio1	0.25%	0.15%
30-Day SEC Yield	1.82%	1.93%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Number of Stocks	435	435	3,906
Median Market Cap	$64.3B	$64.3B	$50.4B
Price/Earnings Ratio	18.9x	18.9x	20.1x
Price/Book Ratio	2.5x	2.5x	2.5x
Return on Equity	19.1%	19.1%	17.5%
Earnings Growth
Rate	10.3%	10.3%	8.4%
Dividend Yield	2.1%	2.1%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	16%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	2.0%	2.0%	2.3%
Consumer Goods	11.3	11.3	10.8
Consumer Services	11.5	11.5	14.4
Financials	22.9	22.8	18.5
Health Care	19.1	19.1	13.5
Industrials	6.9	7.0	12.5
Oil & Gas	2.7	2.7	5.9
Technology	22.8	22.8	16.1
Telecommunications	0.2	0.2	2.5
Utilities	0.6	0.6	3.5

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.6%
Alphabet Inc.	Internet	3.5
Microsoft Corp.	Software	3.3
Johnson & Johnson	Pharmaceuticals	2.5
Wells Fargo & Co.	Banks	2.0
Facebook Inc.	Internet	2.0
Procter & Gamble Co.	Nondurable
	Household Products	1.9
JPMorgan Chase & Co.	Banks	1.8
Pfizer Inc.	Pharmaceuticals	1.6
Walt Disney Co.	Broadcasting &
	Entertainment	1.3
Top Ten		24.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	1.17%	13.38%	6.31%
Institutional Shares	1/14/2003	1.27	13.52	6.45

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Basic Materials (2.0%)
LyondellBasell Industries
NV Class A	62,205	4,990
Praxair Inc.	47,527	4,838
Air Products &
Chemicals Inc.	35,308	4,677
Ecolab Inc.	44,168	4,529
PPG Industries Inc.	44,613	4,307
Newmont Mining Corp.	87,239	2,253
Nucor Corp.	52,264	2,056
Alcoa Inc.	214,466	1,915
Mosaic Co.	55,713	1,485
CF Industries Holdings Inc.	38,495	1,404
International Flavors &
Fragrances Inc.	13,293	1,373
Airgas Inc.	8,897	1,259
Ashland Inc.	11,126	1,060
Avery Dennison Corp.	15,033	979
FMC Corp.	21,954	826
CONSOL Energy Inc.	37,682	325
Westlake Chemical Corp.	6,524	281
		38,557
Consumer Goods (11.3%)
Procter & Gamble Co.	448,129	35,980
PepsiCo Inc.	240,126	23,489
NIKE Inc. Class B	182,476	11,239
Mondelez International Inc.
Class A	262,003	10,619
Colgate-Palmolive Co.	148,391	9,740
Ford Motor Co.	640,781	8,016
Kimberly-Clark Corp.	60,031	7,822
Kraft Heinz Co.	97,085	7,477
General Motors Co.	236,066	6,950
General Mills Inc.	98,308	5,785
Johnson Controls Inc.	108,300	3,949
VF Corp.	55,349	3,604
Activision Blizzard Inc.	112,471	3,562

			Market
			Value•
		Shares	($000)
	Estee Lauder Cos. Inc.
	Class A	35,228	3,217
*	Electronic Arts Inc.	49,503	3,180
	Delphi Automotive plc	46,130	3,076
	Kellogg Co.	40,636	3,008
	ConAgra Foods Inc.	71,216	2,995
	Dr Pepper Snapple
	Group Inc.	31,165	2,853
	Clorox Co.	21,299	2,693
*	Under Armour Inc. Class A	29,572	2,475
	JM Smucker Co.	19,128	2,440
	Mead Johnson Nutrition Co.	32,488	2,396
	Hershey Co.	25,749	2,340
	Stanley Black & Decker Inc.	24,676	2,320
	Genuine Parts Co.	24,988	2,253
^	Whirlpool Corp.	12,987	2,017
	Church & Dwight Co. Inc.	21,603	1,961
	Hormel Foods Corp.	45,249	1,924
*	Mohawk Industries Inc.	10,222	1,837
	Hanesbrands Inc.	64,462	1,837
	Coca-Cola Enterprises Inc.	37,824	1,835
	Campbell Soup Co.	29,689	1,833
	Keurig Green Mountain Inc.	19,833	1,823
*	Jarden Corp.	34,436	1,821
	Mattel Inc.	55,868	1,817
	Coach Inc.	45,790	1,783
	McCormick & Co. Inc.	19,065	1,778
	Newell Rubbermaid Inc.	44,203	1,680
*	Michael Kors Holdings Ltd.	29,373	1,664
^	Autoliv Inc.	14,524	1,543
	DR Horton Inc.	55,202	1,475
	Harley-Davidson Inc.	31,686	1,368
	Snap-on Inc.	9,155	1,324
*	LKQ Corp.	45,696	1,261
	Lear Corp.	12,395	1,256
	BorgWarner Inc.	37,027	1,210
	Bunge Ltd.	23,675	1,177
*	lululemon athletica Inc.	16,637	1,044
	PVH Corp.	12,859	1,018

9

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Leggett & Platt Inc.	22,696	1,014
	Harman International
	Industries Inc.	11,718	899
	Ralph Lauren Corp. Class A	9,723	882
	Polaris Industries Inc.	9,921	872
*	Herbalife Ltd.	15,117	828
*	Edgewell Personal Care Co.	10,159	777
*	Toll Brothers Inc.	26,462	726
			217,762
Consumer Services (11.5%)
	Walt Disney Co.	272,579	26,037
	Home Depot Inc.	209,029	25,945
	CVS Health Corp.	182,579	17,741
	McDonald’s Corp.	151,350	17,737
	Starbucks Corp.	234,848	13,670
	Lowe’s Cos. Inc.	153,805	10,386
*	Priceline Group Inc.	8,207	10,384
	Time Warner Inc.	131,842	8,728
	TJX Cos. Inc.	111,200	8,240
	McKesson Corp.	38,035	5,919
	Cardinal Health Inc.	54,514	4,454
*	O’Reilly Automotive Inc.	16,376	4,263
*	AutoZone Inc.	5,023	3,891
	Sysco Corp.	86,523	3,818
	Ross Stores Inc.	67,775	3,726
	Dollar General Corp.	45,550	3,382
	Omnicom Group Inc.	40,303	3,136
	AmerisourceBergen Corp.
	Class A	35,668	3,090
	L Brands Inc.	36,012	3,053
*	Dollar Tree Inc.	36,598	2,937
	Nielsen Holdings plc	58,125	2,926
*	Chipotle Mexican Grill Inc.
	Class A	5,113	2,603
	Macy’s Inc.	54,600	2,359
	Viacom Inc. Class B	57,197	2,108
	Expedia Inc.	19,759	2,057
	Advance Auto Parts Inc.	12,093	1,795
*	Ulta Salon Cosmetics &
	Fragrance Inc.	10,083	1,666
*	CarMax Inc.	33,447	1,547
	Best Buy Co. Inc.	45,463	1,473
	Foot Locker Inc.	23,033	1,440
	Interpublic Group of
	Cos. Inc.	67,136	1,436
	Tractor Supply Co.	16,817	1,422
	Signet Jewelers Ltd.	13,094	1,419
	Kohl’s Corp.	29,882	1,395
	Darden Restaurants Inc.	20,780	1,327
*	Bed Bath & Beyond Inc.	27,585	1,323
	H&R Block Inc.	38,976	1,281
	Tiffany & Co.	19,486	1,266
^	Nordstrom Inc.	23,865	1,225
*	IHS Inc. Class A	11,191	1,164

			Market
			Value•
		Shares	($000)
*	Discovery
	Communications Inc.	43,337	1,068
	Gap Inc.	38,146	1,055
	Staples Inc.	105,491	997
	TEGNA Inc.	36,402	897
	Scripps Networks
	Interactive Inc. Class A	11,586	686
*	Hertz Global Holdings Inc.	73,678	626
*	Discovery Communications
	Inc. Class A	24,582	615
*	AutoNation Inc.	11,851	610
	Dun & Bradstreet Corp.	5,940	569
*	Urban Outfitters Inc.	15,504	411
	Four Corners Property
	Trust Inc.	6,964	114
			221,417
Financials (22.9%)
	Wells Fargo & Co.	842,031	39,508
	JPMorgan Chase & Co.	606,905	34,169
	Visa Inc. Class A	316,396	22,904
	Bank of America Corp.	1,721,318	21,551
	Citigroup Inc.	491,199	19,083
	MasterCard Inc. Class A	163,250	14,190
	US Bancorp	292,232	11,257
	American International
	Group Inc.	204,013	10,241
	Goldman Sachs Group Inc.	66,147	9,891
	Simon Property Group Inc.	51,236	9,721
*	Chubb Ltd.	76,371	8,823
	American Express Co.	141,207	7,848
	PNC Financial Services
	Group Inc.	83,727	6,808
	American Tower Corporation	69,679	6,424
	Bank of New York
	Mellon Corp.	180,297	6,381
	BlackRock Inc.	20,361	6,352
	Public Storage	23,909	5,965
	MetLife Inc.	148,911	5,891
	Morgan Stanley	231,466	5,717
	Travelers Cos. Inc.	50,186	5,396
	Capital One Financial Corp.	78,881	5,185
	Prudential Financial Inc.	74,649	4,934
	Marsh & McLennan
	Cos. Inc.	86,057	4,910
	CME Group Inc.	52,667	4,816
	Intercontinental
	Exchange Inc.	19,559	4,664
	Charles Schwab Corp.	183,926	4,607
	Equity Residential	59,447	4,428
	Aon plc	45,131	4,301
	BB&T Corp.	128,482	4,132
	Allstate Corp.	63,822	4,050
	Aflac Inc.	67,487	4,017
	McGraw Hill Financial Inc.	44,530	3,996

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	AvalonBay
	Communities Inc.	22,545	3,870
*	Synchrony Financial	136,855	3,688
	Welltower Inc.	57,772	3,685
	State Street Corp.	66,489	3,642
	Equinix Inc.	11,270	3,423
	Weyerhaeuser Co.	130,289	3,385
	Prologis Inc.	86,385	3,322
	Discover Financial Services	70,432	3,270
	Ventas Inc.	54,507	3,034
	Moody’s Corp.	32,557	2,891
	Boston Properties Inc.	25,328	2,891
	Progressive Corp.	90,437	2,887
	Hartford Financial Services
	Group Inc.	67,492	2,843
	SunTrust Banks Inc.	83,973	2,786
	T. Rowe Price Group Inc.	39,783	2,749
*	Willis Towers Watson plc	22,660	2,568
	M&T Bank Corp.	24,856	2,549
	Ameriprise Financial Inc.	28,752	2,414
	Realty Income Corp.	41,165	2,410
	Franklin Resources Inc.	66,316	2,377
	General Growth
	Properties Inc.	83,077	2,286
	Northern Trust Corp.	38,472	2,285
	HCP Inc.	76,715	2,269
	Macerich Co.	26,069	2,062
	Equifax Inc.	19,624	2,058
	Fifth Third Bancorp	131,033	2,000
	Invesco Ltd.	69,995	1,872
	Principal Financial Group Inc.	48,558	1,836
*	Markel Corp.	2,127	1,822
	Kimco Realty Corp.	67,811	1,814
	Digital Realty Trust Inc.	22,347	1,767
	XL Group plc Class A	48,963	1,683
	Loews Corp.	46,231	1,681
	Citizens Financial Group Inc.	86,750	1,668
	Regions Financial Corp.	215,773	1,623
	Annaly Capital
	Management Inc.	156,180	1,582
	Western Union Co.	83,405	1,523
	Lincoln National Corp.	40,676	1,486
	Cincinnati Financial Corp.	23,469	1,482
	KeyCorp	137,476	1,450
	First Republic Bank	23,410	1,441
*	Ally Financial Inc.	79,530	1,398
	Everest Re Group Ltd.	7,256	1,351
*	Arch Capital Group Ltd.	18,756	1,274
	VEREIT Inc.	148,650	1,192
*	Alleghany Corp.	2,565	1,190
*	CBRE Group Inc. Class A	46,574	1,183
	Duke Realty Corp.	56,820	1,175
	Arthur J Gallagher & Co.	29,185	1,163
	New York Community
	Bancorp Inc.	76,500	1,157

			Market
			Value•
		Shares	($000)
	Huntington Bancshares Inc.	131,654	1,152
	Unum Group	39,960	1,140
	PartnerRe Ltd.	7,873	1,104
	Regency Centers Corp.	15,318	1,081
	American Capital
	Agency Corp.	57,468	1,038
	Voya Financial Inc.	35,341	1,038
	TD Ameritrade Holding Corp.	34,931	998
	CIT Group Inc.	33,383	995
	Comerica Inc.	29,353	992
	Torchmark Corp.	19,271	987
	Iron Mountain Inc.	30,337	891
	WR Berkley Corp.	16,507	850
	Axis Capital Holdings Ltd.	14,963	804
	RenaissanceRe Holdings Ltd.	6,848	775
	Assurant Inc.	10,902	775
	People’s United Financial Inc.	51,429	751
	Zions Bancorporation	33,180	707
	Liberty Property Trust	24,414	705
	Commerce Bancshares Inc.	15,324	651
	Navient Corp.	60,054	650
	Weingarten Realty Investors	18,416	649
	Hospitality Properties Trust	24,964	606
	Legg Mason Inc.	15,919	455
	Rayonier Inc.	20,435	446
*	SLM Corp.	70,072	409
*	Santander Consumer USA
	Holdings Inc.	17,419	179
*	Genworth Financial Inc.
	Class A	80,025	170
			442,615
Health Care (19.1%)
	Johnson & Johnson	452,756	47,634
	Pfizer Inc.	1,010,477	29,981
	Merck & Co. Inc.	464,390	23,317
	UnitedHealth Group Inc.	158,231	18,845
*	Allergan plc	64,394	18,681
	Medtronic plc	232,782	18,015
	Amgen Inc.	124,645	17,735
	Bristol-Myers Squibb Co.	274,934	17,027
	AbbVie Inc.	269,525	14,719
*	Celgene Corp.	130,345	13,143
	Eli Lilly & Co.	163,956	11,805
	Abbott Laboratories	247,637	9,593
*	Biogen Inc.	36,754	9,535
*	Express Scripts Holding Co.	111,418	7,842
	Aetna Inc.	58,000	6,301
	Cigna Corp.	42,447	5,926
	Anthem Inc.	43,450	5,678
*	Alexion Pharmaceuticals Inc.	36,909	5,197
	Becton Dickinson and Co.	34,673	5,113
*	Regeneron
	Pharmaceuticals Inc.	13,240	5,084
	Stryker Corp.	46,665	4,661
	Humana Inc.	24,403	4,319

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Baxalta Inc.	97,363	3,750
*	Boston Scientific Corp.	220,866	3,750
*	HCA Holdings Inc.	51,746	3,581
	Baxter International Inc.	89,355	3,530
*	Intuitive Surgical Inc.	6,100	3,435
*	Vertex Pharmaceuticals Inc.	40,160	3,433
	Zoetis Inc.	82,378	3,382
	Zimmer Biomet Holdings Inc.	32,769	3,172
*	Mylan NV	68,888	3,105
*	Edwards Lifesciences Corp.	35,291	3,070
	Perrigo Co. plc	22,445	2,834
	St. Jude Medical Inc.	46,759	2,511
	CR Bard Inc.	12,176	2,342
*	DaVita HealthCare
	Partners Inc.	34,808	2,296
*	Henry Schein Inc.	13,676	2,263
*	BioMarin
	Pharmaceutical Inc.	25,921	2,122
*	Laboratory Corp. of
	America Holdings	16,533	1,816
*	Incyte Corp.	24,270	1,784
	Universal Health Services
	Inc. Class B	15,160	1,673
*	Hologic Inc.	46,243	1,601
	Quest Diagnostics Inc.	23,701	1,577
*	Endo International plc	37,363	1,562
*	Waters Corp.	12,778	1,537
	DENTSPLY International Inc.	23,077	1,407
*	Varian Medical Systems Inc.	16,278	1,273
*	Mallinckrodt plc	19,191	1,248
*	Jazz Pharmaceuticals plc	9,027	1,098
*	Centene Corp.	18,462	1,052
*	Medivation Inc.	25,844	924
*	Quintiles Transnational
	Holdings Inc.	14,140	887
*	Alnylam Pharmaceuticals Inc.	11,998	703
	Patterson Cos. Inc.	13,876	603
			369,472
Industrials (6.9%)
	United Parcel Service Inc.
	Class B	115,121	11,115
	Union Pacific Corp.	140,850	11,107
*	PayPal Holdings Inc.	179,606	6,850
	Automatic Data
	Processing Inc.	76,055	6,441
	FedEx Corp.	43,977	6,020
	Illinois Tool Works Inc.	54,006	5,090
	Eaton Corp. plc	76,973	4,365
	Waste Management Inc.	73,563	4,108
	Deere & Co.	50,839	4,076
	CSX Corp.	160,674	3,879
	Norfolk Southern Corp.	49,663	3,634
*	Fiserv Inc.	37,658	3,601
	Sherwin-Williams Co.	12,603	3,409
	PACCAR Inc.	58,256	3,000

			Market
			Value•
		Shares	($000)
	Cummins Inc.	29,441	2,873
	Tyco International plc	68,982	2,427
	Rockwell Automation Inc.	22,336	2,325
	Parker-Hannifin Corp.	22,430	2,270
	Vulcan Materials Co.	21,889	2,157
*	Alliance Data Systems Corp.	10,087	2,120
	Agilent Technologies Inc.	54,631	2,040
	Fastenal Co.	44,063	1,996
	WW Grainger Inc.	8,905	1,931
*	Verisk Analytics Inc. Class A	25,688	1,871
	AMETEK Inc.	39,321	1,825
	CH Robinson Worldwide Inc.	23,727	1,657
	Xerox Corp.	166,591	1,601
	Dover Corp.	25,789	1,567
	Masco Corp.	55,561	1,567
	Martin Marietta
	Materials Inc.	10,890	1,553
	Ball Corp.	22,635	1,499
	Sealed Air Corp.	32,522	1,487
	Kansas City Southern	18,086	1,478
	Expeditors International of
	Washington Inc.	30,728	1,407
	Fortune Brands Home &
	Security Inc.	26,055	1,308
	JB Hunt Transport
	Services Inc.	14,971	1,142
	ADT Corp.	28,150	1,136
	Total System Services Inc.	26,013	1,134
	Xylem Inc.	29,514	1,104
	Broadridge Financial
	Solutions Inc.	19,540	1,097
	Allegion plc	15,835	998
*	Flextronics International Ltd.	91,743	996
*	Trimble Navigation Ltd.	41,161	957
*	Sensata Technologies
	Holding NV	27,765	947
	ManpowerGroup Inc.	12,165	942
	Avnet Inc.	21,658	891
*	Arrow Electronics Inc.	15,527	888
	Robert Half International Inc.	20,701	815
	Bemis Co. Inc.	15,892	780
*	Keysight Technologies Inc.	27,787	725
*	United Rentals Inc.	13,760	710
	Jabil Circuit Inc.	28,665	598
	MDU Resources Group Inc.	31,843	580
	Ryder System Inc.	8,778	498
*	Owens-Illinois Inc.	26,663	399
			132,991
Oil & Gas (2.7%)
	Occidental Petroleum Corp.	126,181	8,684
	EOG Resources Inc.	90,971	5,889
	Kinder Morgan Inc.	312,695	5,657
	Valero Energy Corp.	79,398	4,770
	Anadarko Petroleum Corp.	83,964	3,186
	Spectra Energy Corp.	105,581	3,083

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Pioneer Natural
	Resources Co.	24,655	2,972
	Apache Corp.	62,223	2,382
	Williams Cos. Inc.	123,448	1,974
	Tesoro Corp.	18,862	1,522
	EQT Corp.	25,059	1,397
	Devon Energy Corp.	67,590	1,330
	Columbia Pipeline
	Group Inc.	64,415	1,169
*	FMC Technologies Inc.	37,616	923
	Marathon Oil Corp.	111,721	917
	Helmerich & Payne Inc.	16,861	893
*	First Solar Inc.	11,654	837
	Core Laboratories NV	7,039	739
*	Newfield Exploration Co.	27,033	736
	Range Resources Corp.	27,759	659
	Murphy Oil Corp.	26,862	461
*,^	Southwestern Energy Co.	62,947	364
	Ensco plc Class A	38,827	337
	Noble Corp. plc	39,712	331
	QEP Resources Inc.	29,347	286
^	Chesapeake Energy Corp.	109,132	285
*	Whiting Petroleum Corp.	33,166	133
	California Resources Corp.	11,805	7
			51,923
Technology (22.8%)
	Apple Inc.	914,104	88,385
	Microsoft Corp.	1,264,787	64,352
*	Facebook Inc. Class A	359,432	38,430
*	Alphabet Inc. Class A	47,989	34,419
*	Alphabet Inc. Class C	47,887	33,414
	Intel Corp.	780,846	23,105
	Cisco Systems Inc.	838,480	21,951
	Oracle Corp.	533,297	19,615
	QUALCOMM Inc.	247,814	12,586
	Texas Instruments Inc.	167,259	8,868
	EMC Corp.	320,227	8,368
*	Adobe Systems Inc.	82,703	7,042
*	salesforce.com inc	98,390	6,666
*	Cognizant Technology
	Solutions Corp. Class A	100,574	5,731
	Intuit Inc.	42,392	4,097
	Applied Materials Inc.	197,800	3,732
	Corning Inc.	194,935	3,567
*	NXP Semiconductors NV	46,836	3,337
	NVIDIA Corp.	85,683	2,687
*	Cerner Corp.	48,479	2,475
	SanDisk Corp.	33,085	2,391
	Symantec Corp.	111,408	2,151
	Skyworks Solutions Inc.	31,478	2,092
	Xilinx Inc.	42,667	2,015
*	Red Hat Inc.	30,255	1,977

			Market
			Value•
		Shares	($000)
*	Autodesk Inc.	37,562	1,943
	Lam Research Corp.	26,249	1,924
*	Micron Technology Inc.	178,447	1,897
*	Check Point Software
	Technologies Ltd.	22,390	1,860
*	Citrix Systems Inc.	25,318	1,789
	KLA-Tencor Corp.	25,661	1,738
	CA Inc.	54,649	1,601
	Maxim Integrated
	Products Inc.	46,900	1,588
	Western Digital Corp.	36,102	1,571
	Juniper Networks Inc.	63,281	1,563
*	VeriSign Inc.	18,391	1,554
*	Akamai Technologies Inc.	28,088	1,516
	Seagate Technology plc	47,712	1,496
	Amdocs Ltd.	25,679	1,458
*	ServiceNow Inc.	24,933	1,371
	NetApp Inc.	48,706	1,210
	CDK Global Inc.	26,506	1,190
*	Synopsys Inc.	25,627	1,147
*	F5 Networks Inc.	11,737	1,129
*	Workday Inc. Class A	17,665	1,068
*,^	Mobileye NV	29,109	945
*	Splunk Inc.	20,751	905
	CSRA Inc.	26,945	699
*	IMS Health Holdings Inc.	25,624	661
*	VMware Inc. Class A	11,473	579
*	Teradata Corp.	21,973	548
*	Yandex NV Class A	39,317	508
*	Rackspace Hosting Inc.	17,363	374
			439,285
Telecommunications (0.2%)
*	T-Mobile US Inc.	42,758	1,586
	Frontier Communications
	Corp.	192,219	1,040
*	Sprint Corp.	137,587	473
			3,099
Utilities (0.6%)
	Sempra Energy	40,531	3,912
	American Water Works
	Co. Inc.	29,581	1,917
	CenterPoint Energy Inc.	70,843	1,320
	NiSource Inc.	52,456	1,127
	Pepco Holdings Inc.	41,506	1,086
	TECO Energy Inc.	38,395	1,055
	ONEOK Inc.	34,331	824
	Questar Corp.	28,951	717
*	Calpine Corp.	49,858	626
			12,584
Total Common Stocks
(Cost $1,737,303)			1,929,705

13

FTSE Social Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.475%	2,679,901	2,680

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3 Federal Home Loan
Bank Discount Notes,
0.617%, 6/10/16	200	200
Total Temporary Cash Investments
(Cost $2,879)		2,880
Total Investments (100.2%)
(Cost $1,740,182)		1,932,585

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		173
Receivables for Investment Securities Sold 2,756
Receivables for Accrued Income		3,947
Receivables for Capital Shares Issued		2,529
Total Other Assets		9,405
Liabilities
Payables for Investment Securities
Purchased		(5,186)
Collateral for Securities on Loan		(2,680)
Payables for Capital Shares Redeemed		(1,145)
Payables to Vanguard		(1,248)
Other Liabilities		(2,522)
Total Liabilities		(12,781)
Net Assets (100%)		1,929,209

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,741,954
Undistributed Net Investment Income	4,857
Accumulated Net Realized Losses	(10,005)
Unrealized Appreciation (Depreciation)	192,403
Net Assets	1,929,209

Investor Shares—Net Assets
Applicable to 95,905,271 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,180,302
Net Asset Value Per Share—
Investor Shares	$12.31

Institutional Shares—Net Assets
Applicable to 60,806,655 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	748,907
Net Asset Value Per Share—
Institutional Shares	$12.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,563,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,680,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	19,383
Interest[1]	5
Securities Lending	65
Total Income	19,453
Expenses
The Vanguard Group—Note B
Investment Advisory Services	175
Management and Administrative—Investor Shares	1,027
Management and Administrative—Institutional Shares	377
Marketing and Distribution—Investor Shares	156
Marketing and Distribution—Institutional Shares	10
Custodian Fees	63
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Institutional Shares	13
Trustees’ Fees and Expenses	1
Total Expenses	1,831
Net Investment Income	17,622
Realized Net Gain (Loss) on Investment Securities Sold	13,353
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(109,421)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,446)
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,622	27,036
Realized Net Gain (Loss)	13,353	35,673
Change in Unrealized Appreciation (Depreciation)	(109,421)	(31,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,446)	31,399
Distributions
Net Investment Income
Investor Shares	(17,948)	(12,803)
Institutional Shares	(11,858)	(7,027)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(29,806)	(19,830)
Capital Share Transactions
Investor Shares	116,070	319,681
Institutional Shares	84,631	276,754
Net Increase (Decrease) from Capital Share Transactions	200,701	596,435
Total Increase (Decrease)	92,449	608,004
Net Assets
Beginning of Period	1,836,760	1,228,756
End of Period[1]	1,929,209	1,836,760
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,857,000 and $17,041,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.99	$12.74	$10.28	$8.30	$7.31	$6.27
Investment Operations
Net Investment Income	.112	.183	.167	.153	.117	.084
Net Realized and Unrealized Gain (Loss)
on Investments	(.592)	.231	2.442	1.969	.962	1.016
Total from Investment Operations	(.480)	.414	2.609	2.122	1.079	1.100
Distributions
Dividends from Net Investment Income	(.200)	(.164)	(.149)	(.142)	(.089)	(.060)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.200)	(.164)	(.149)	(.142)	(.089)	(.060)
Net Asset Value, End of Period	$12.31	$12.99	$12.74	$10.28	$8.30	$7.31

Total Return[1]	-3.76%	3.25%	25.58%	25.90%	14.94%	17.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,180	$1,131	$800	$553	$379	$344
Ratio of Total Expenses to
Average Net Assets	0.23%	0.25%	0.27%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.63%	1.51%	1.63%	1.50%	1.10%
Portfolio Turnover Rate	16%	20%	14%	29%	45%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.00	$12.75	$10.29	$8.31	$7.32	$6.27
Investment Operations
Net Investment Income	.119	.193	.180	.163	.128	.095
Net Realized and Unrealized Gain (Loss)
on Investments	(.587)	.233	2.440	1.971	.960	1.025
Total from Investment Operations	(.468)	.426	2.620	2.134	1.088	1.120
Distributions
Dividends from Net Investment Income	(.212)	(.176)	(.160)	(.154)	(.098)	(.070)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.212)	(.176)	(.160)	(.154)	(.098)	(.070)
Net Asset Value, End of Period	$12.32	$13.00	$12.75	$10.29	$8.31	$7.32

Total Return	-3.67%	3.34%	25.68%	26.05%	15.06%	17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$749	$706	$429	$276	$202	$155
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.94%	1.73%	1.62%	1.75%	1.63%	1.23%
Portfolio Turnover Rate	16%	20%	14%	29%	45%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

19

FTSE Social Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $173,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

FTSE Social Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,929,705	—	—
Temporary Cash Investments	2,680	200	—
Total	1,932,385	200	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $16,014,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $4,080,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $3,686,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,740,182,000. Net unrealized appreciation of investment securities for tax purposes was $192,403,000, consisting of unrealized gains of $301,166,000 on securities that had risen in value since their purchase and $108,763,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $470,916,000 of investment securities and sold $279,387,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $48,275,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	296,713	23,023	588,757	44,361
Issued in Lieu of Cash Distributions	16,315	1,263	11,902	917
Redeemed	(196,958)	(15,431)	(280,978)	(21,014)
Net Increase (Decrease)—Investor Shares	116,070	8,855	319,681	24,264
Institutional Shares
Issued	110,766	8,625	324,758	24,282
Issued in Lieu of Cash Distributions	11,857	918	7,027	541
Redeemed	(37,992)	(3,024)	(55,031)	(4,181)
Net Increase (Decrease)—Institutional Shares	84,631	6,519	276,754	20,642

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$962.40	$1.12
Institutional Shares	1,000.00	963.32	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.72	$1.16
Institutional Shares	1,000.00	1,024.22	0.65
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.13% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036	International Limited (”FTSE”), Frank Russell Company
Text Telephone for People	(”Russell”), MTS Next Limited (”MTS”), and FTSE TMX
Who Are Deaf or Hard of Hearing> 800-749-7273	Global Debt Capital Markets Inc. (”FTSE TMX”). All
rights reserved. ”FTSE®”, “Russell®”, ”MTS®”, ”FTSE
This material may be used in conjunction	TMX®” and ”FTSE Russell” and other service marks
with the offering of shares of any Vanguard	and trademarks related to the FTSE or Russell indexes
fund only if preceded or accompanied by	are trademarks of the London Stock Exchange Group
the fund’s current prospectus.	companies and are used by FTSE, MTS, FTSE TMX and
Russell under licence. All information is provided for
All comparative mutual fund data are from Lipper, a	information purposes only. No responsibility or liability
Thomson Reuters Company, or Morningstar, Inc., unless	can be accepted by the London Stock Exchange Group
otherwise noted.	companies nor its licensors for any errors or for any
loss from use of this publication. Neither the London
You can obtain a free copy of Vanguard’s proxy voting	Stock Exchange Group companies nor any of its
guidelines by visiting vanguard.com/proxyreporting or by	licensors make any claim, prediction, warranty or
calling Vanguard at 800-662-2739. The guidelines are	representation whatsoever, expressly or impliedly,
also available from the SEC’s website, sec.gov. In	either as to the results to be obtained from the use of
addition, you may obtain a free report on how your fund	the FTSE4Good US Select Index or the fitness or
voted the proxies for securities it owned during the 12	suitability of the FTSE4Good US Select Index for any
months ended June 30. To get the report, visit either	particular purpose to which it might be put.
vanguard.com/proxyreporting or sec.gov.	The Industry Classification Benchmark (”ICB”) is owned
by FTSE. FTSE does not accept any liability to any
You can review and copy information about your fund at	person for any loss or damage arising out of any error
the SEC’s Public Reference Room in Washington, D.C. To	or omission in the ICB.
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042016

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	17
Energy Index Fund	27
Financials Index Fund	37
Health Care Index Fund	50
Industrials Index Fund	61
Information Technology Index Fund	72
Materials Index Fund	83
Telecommunication Services Index Fund	93
Utilities Index Fund	104
About Your Fund’s Expenses	114
Glossary	116

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails.

At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns
Six Months Ended February 29, 2016

ETF Shares[1] and Admiral™ Shares[2]

Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	-2.21%
Net Asset Value	-2.18
Vanguard Consumer Discretionary
Index Fund	-2.18
MSCI US IMI/Consumer Discretionary 25/50	-2.16
Consumer Services Funds Average[3]	-3.24

Vanguard Consumer Staples ETF
Market Price	7.48%
Net Asset Value	7.52
Vanguard Consumer Staples Index Fund	7.52
MSCI US IMI/Consumer Staples 25/50	7.51
Consumer Goods Funds Average[3]	0.40

Vanguard Energy ETF
Market Price	-14.15%
Net Asset Value	-14.09
Vanguard Energy Index Fund	-14.09
MSCI US IMI/Energy 25/50	-14.14
Natural Resources Funds Average[3]	-19.33

Vanguard Financials ETF
Market Price	-8.16%
Net Asset Value	-8.11
Vanguard Financials Index Fund	-8.11
MSCI US IMI/Financials 25/50	-8.07
Financial Services Funds Average[3]	-9.74

Vanguard Health Care ETF
Market Price	-8.32%
Net Asset Value	-8.29
Vanguard Health Care Index Fund	-8.30
MSCI US IMI/Health Care 25/50	-8.32
Health/Biotechnology Funds Average[3]	-18.41

Vanguard Industrials ETF
Market Price	0.94%
Net Asset Value	0.95
Vanguard Industrials Index Fund	0.95
MSCI US IMI/Industrials 25/50	0.94
Industrials Funds Average[3]	-4.19

Total
Returns
Vanguard Information Technology ETF
Market Price	-0.02%
Net Asset Value	0.02
Vanguard Information Technology Index Fund	0.04
MSCI US IMI/Information Technology 25/50	0.06
Science and Technology Funds Average[3]	-3.59

Vanguard Materials ETF
Market Price	-4.11%
Net Asset Value	-4.08
Vanguard Materials Index Fund	-4.09
MSCI US IMI/Materials 25/50	-4.06
Basic Materials Funds Average[3]	-9.86

Vanguard Telecommunication Services ETF
Market Price	9.28%
Net Asset Value	9.27
Vanguard Telecommunication
Services Index Fund	9.25
MSCI US IMI/Telecommunication
Services 25/50	9.27
Telecommunication Funds Average[3]	0.30

Vanguard Utilities ETF
Market Price	11.54%
Net Asset Value	11.55
Vanguard Utilities Index Fund	11.56
MSCI US IMI/Utilities 25/50	11.52
Utility Funds Average[3]	2.41

MSCI US IMI/2500	-2.67%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market’s uneven performance over the six months ended February 29, 2016, was reflected in the diverging returns of the ten industry sectors. Five of the sectors posted negative returns, and four of those trailed the broad market’s result of about –3%. The sectors that performed better included those that are traditionally viewed as defensive and tend to be more attractive to investors during times of uncertainty or volatility.

Returns for the ten Vanguard U.S. Sector Index Funds ranged from more than 11% for Vanguard Utilities Index Fund to about –14% for Vanguard Energy Index Fund. Each fund tightly tracked its target index, and each surpassed the average return of its industry peer group.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resilience in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note ended February at 1.74%, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

2

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Defensive sectors led, while energy lagged
When the financial markets are unsettled and there are concerns about the economy, companies that meet consumers’ immediate needs are likely to be more resilient. That was certainly the case over the six months as the utilities, telecommunication services, and consumer staples sectors outpaced other industry groups.

As I noted earlier, utility stocks posted the strongest results. The fund’s returns were driven by electric utilities, but natural gas, water, and multi-line utilities also performed well. The telecommunication services sector returned about 9%. Telecommunication giants, which dominate the fund, and alternative carriers boosted returns.

Consumer staples stocks returned more than 7%. Household product, beverage, and tobacco companies stood out. Meanwhile, the other consumer-oriented sector, consumer discretionary, returned about –2% as wary shoppers spent less on larger items. Also, some entertainment and cable firms faced challenges as more viewers abandoned the pay-television model.

The energy sector recorded the poorest results. Lower oil prices helped consumers, but they punished most aspects of the energy industry. Some large integrated oil and gas companies were the exceptions. Falling commodity prices also hurt the materials sector, which returned about –4% as chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products companies struggled.

Both the health care and financial sectors returned about –8%. Traditionally a relatively defensive sector, health care struggled. Biotechnology stocks slid the most as investors raised concerns about their high valuations, while pharmaceuticals—the largest slice of the sector—fared better. Almost every segment of the financial sector faltered, with the exception of some REITs (real estate investment trusts). Commercial banks, investment banks, and asset managers had the roughest time.

Industrials returned about 1%, while information technology was essentially unchanged. Hits in industrials included conglomerates and airlines, while its misses included railroads and trucking, electrical equipment, construction and engineering, and air freight and logistics. In information technology, gains from internet and software companies were offset by a poor showing from hardware firms.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.10%	0.09%	1.41%
Consumer Staples Index Fund	0.10	0.10	1.45
Energy Index Fund	0.10	0.10	1.64
Financials Index Fund	0.10	0.10	1.60
Health Care Index Fund	0.09	0.10	1.44
Industrials Index Fund	0.10	0.10	1.37
Information Technology Index Fund	0.10	0.10	1.49
Materials Index Fund	0.10	0.10	1.31
Telecommunication Services Index Fund	0.10	0.10	1.54
Utilities Index Fund	0.10	0.10	1.26

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the fund’s annualized expense ratios were: for the Consumer Discretionary Index Fund, 0.08% for ETF Shares and 0.09% for Admiral Shares; for the Consumer Staples Index Fund, 0.09% for ETF Shares and 0.09% for Admiral Shares; for the Energy Index Fund, 0.09% for ETF Shares and 0.09% for Admiral Shares; for the Financials Index Fund, 0.08% for ETF Shares and 0.09% for Admiral Shares; for the Health Care Index Fund, 0.09% for ETF Shares and 0.09% for Admiral Shares; for the Industrials Index Fund, 0.09% for ETF Shares and 0.08% for Admiral Shares; for the Information Technology Index Fund, 0.08% for ETF Shares and 0.09% for Admiral Shares; for the Materials Index Fund, 0.08% for ETF Shares and 0.09% for Admiral Shares; for the Telecommunication Services Index Fund, 0.09% for ETF Shares and 0.09% for Admiral Shares; for the Utilities Index Fund, 0.08% for ETF Shares and 0.09% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

3

Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box below for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2016

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

4

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
ETF Shares	$120.80	$116.60	$1.616	$0.000
Admiral Shares	62.53	60.35	0.842	0.000
Consumer Staples Index Fund
ETF Shares	$123.72	$129.56	$3.294	$0.000
Admiral Shares	61.01	63.88	1.627	0.000
Energy Index Fund
ETF Shares	$93.86	$78.21	$2.638	$0.000
Admiral Shares	46.89	39.07	1.318	0.000
Financials Index Fund
ETF Shares	$47.70	$43.24	$0.654	$0.000
Admiral Shares	23.91	21.67	0.328	0.000
Health Care Index Fund
ETF Shares	$132.34	$119.88	$1.619	$0.000
Admiral Shares	66.20	59.96	0.810	0.000
Industrials Index Fund
ETF Shares	$99.23	$98.19	$1.960	$0.000
Admiral Shares	50.98	50.45	1.004	0.000
Information Technology Index Fund
ETF Shares	$102.35	$101.01	$1.388	$0.000
Admiral Shares	52.41	51.73	0.711	0.000
Materials Index Fund
ETF Shares	$96.39	$90.29	$2.168	$0.000
Admiral Shares	49.12	46.01	1.109	0.000
Telecommunication Services Index Fund
ETF Shares	$83.80	$88.31	$2.980	$0.000
Admiral Shares	42.71	45.00	1.519	0.000
Utilities Index Fund
ETF Shares	$91.41	$100.06	$1.753	$0.000
Admiral Shares	45.86	50.20	0.880	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VCR	VCDAX
Expense Ratio[1]	0.10%	0.09%
30-Day SEC Yield	1.45%	1.45%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	380	380	2,477
Median Market Cap	$47.3B	$47.3B	$50.7B
Price/Earnings Ratio	21.5x	21.5x	20.0x
Price/Book Ratio	4.3x	4.3x	2.5x
Return on Equity	22.1%	22.1%	17.6%
Earnings Growth Rate	8.1%	8.1%	8.3%
Dividend Yield	1.6%	1.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.88
Beta	1.00	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.0%
Apparel Retail	4.9
Apparel, Accessories & Luxury Goods	3.8
Auto Parts & Equipment	3.2
Automobile Manufacturers	3.9
Automotive Retail	3.2
Broadcasting	2.2
Cable & Satellite	10.2
Casinos & Gaming	1.5
Department Stores	1.3
Distributors	1.0
Footwear	3.4
General Merchandise Stores	3.2
Home Improvement Retail	7.9
Homebuilding	1.6
Hotels, Resorts & Cruise Lines	3.4
Internet Retail	12.7
Leisure Products	1.3
Movies & Entertainment	10.0
Restaurants	11.0
Specialty Stores	2.4
Other Consumer Discretionary	6.9

Ten Largest Holdings (% of total net assets)

Amazon.com Inc.	Internet Retail	7.9%
Home Depot Inc.	Home Improvement Retail	5.6
Walt Disney Co.	Movies & Entertainment	5.4
Comcast Corp.	Cable & Satellite	5.1
McDonald’s Corp.	Restaurants	3.8
Starbucks Corp.	Restaurants	3.1
NIKE Inc.	Footwear	3.0
Priceline Group Inc.	Internet Retail	2.2
Lowe’s Cos. Inc.	Home Improvement Retail	2.2
Time Warner
Cable Inc.	Movies & Entertainment	1.9
Top Ten		40.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.09% for Admiral Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		6.35%	16.65%	10.20%
Net Asset Value		6.35	16.66	10.20
Admiral Shares	7/14/2005	6.35	16.66	10.19

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Auto Components (3.5%)
	Johnson Controls Inc.	449,452	16,387
	Delphi Automotive plc	194,204	12,950
^	Autoliv Inc.	61,182	6,499
	Goodyear Tire &
	Rubber Co.	185,189	5,578
	Lear Corp.	52,192	5,290
	BorgWarner Inc.	155,331	5,076
	Gentex Corp.	201,837	2,939
	Visteon Corp.	27,816	1,945
*	Tenneco Inc.	40,080	1,825
	Cooper Tire & Rubber Co.	37,161	1,460
	Dana Holding Corp.	105,999	1,319
*	Dorman Products Inc.	22,231	1,124
*	Gentherm Inc.	23,750	990
	Drew Industries Inc.	15,951	960
*	Cooper-Standard
	Holding Inc.	12,012	880
*	American Axle &
	Manufacturing
	Holdings Inc.	46,790	684
*	Motorcar Parts of
	America Inc.	12,562	433
	Standard Motor Products Inc.	13,863	417
	Tower International Inc.	14,189	305
*	Modine Manufacturing Co.	31,689	300
	Superior Industries
	International Inc.	14,007	277
*	Stoneridge Inc.	18,270	220
*	Fox Factory Holding Corp.	13,451	201
*	Federal-Mogul
	Holdings Corp.	21,950	159
	Metaldyne Performance
	Group Inc.	6,557	94
			68,312
Automobiles (4.2%)
	Ford Motor Co.	2,568,279	32,129
	General Motors Co.	980,210	28,858
^,*	Tesla Motors Inc.	68,130	13,076
	Harley-Davidson Inc.	133,030	5,743
	Thor Industries Inc.	32,195	1,783
	Winnebago Industries Inc.	18,787	352
			81,941
Distributors (1.0%)
	Genuine Parts Co.	104,072	9,382
*	LKQ Corp.	211,971	5,850
	Pool Corp.	29,669	2,382
	Core-Mark Holding Co. Inc.	15,800	1,163
			18,777
Diversified Consumer Services (1.2%)
	H&R Block Inc.	163,585	5,379
*	ServiceMaster Global
	Holdings Inc.	93,364	3,541
	Service Corp.
	International/US	137,489	3,234

			Market
			Value•
		Shares	($000)
*	Bright Horizons Family
	Solutions Inc.	30,907	1,958
*	Houghton Mifflin
	Harcourt Co.	92,583	1,741
	Graham Holdings Co.
	Class B	3,181	1,553
*	Grand Canyon Education Inc.	31,012	1,209
	Sotheby’s	40,097	912
	DeVry Education Group Inc.	41,780	763
*	LifeLock Inc.	55,021	607
*	Apollo Education Group Inc.	64,831	531
*	2U Inc.	19,105	427
*	Regis Corp.	28,941	415
	Capella Education Co.	7,827	362
*	Strayer Education Inc.	7,548	341
	Carriage Services Inc.
	Class A	11,885	245
^,*	Weight Watchers
	International Inc.	19,620	231
*	K12 Inc.	21,679	212
*	American Public
	Education Inc.	11,158	172
*	Chegg Inc.	31,416	135
*	Ascent Capital Group Inc.
	Class A	7,748	108
*	Career Education Corp.	38,702	97
*	Bridgepoint Education Inc.	12,900	82
			24,255
Hotels, Restaurants & Leisure (16.3%)
	McDonald’s Corp.	636,731	74,618
	Starbucks Corp.	1,029,881	59,949
	Yum! Brands Inc.	299,122	21,677
	Carnival Corp.	285,663	13,700
	Las Vegas Sands Corp.	276,046	13,327
*	Chipotle Mexican Grill Inc.
	Class A	21,637	11,017
	Marriott International Inc.
	Class A	142,452	9,708
	Royal Caribbean
	Cruises Ltd.	122,151	9,084
	Starwood Hotels & Resorts
	Worldwide Inc.	117,372	8,112
	Hilton Worldwide
	Holdings Inc.	340,384	7,073
*	MGM Resorts International	312,690	5,919
	Wyndham Worldwide Corp.	81,059	5,904
*	Norwegian Cruise Line
	Holdings Ltd.	111,424	5,474
	Darden Restaurants Inc.	80,015	5,111
	Domino’s Pizza Inc.	37,730	5,020
	Aramark	156,461	4,916
	Wynn Resorts Ltd.	55,989	4,618
*	Panera Bread Co. Class A	16,504	3,420
	Vail Resorts Inc.	25,334	3,228
	Dunkin’ Brands Group Inc.	64,185	2,990
	Six Flags Entertainment
	Corp.	50,936	2,591
*	Buffalo Wild Wings Inc.	13,053	2,071

			Market
			Value•
		Shares	($000)
	Brinker International Inc.	41,035	2,044
	Cracker Barrel Old Country
	Store Inc.	13,291	1,968
	Texas Roadhouse Inc.
	Class A	43,307	1,806
	Jack in the Box Inc.	25,248	1,736
	Cheesecake Factory Inc.	31,864	1,590
	Bloomin’ Brands Inc.	84,300	1,458
	Choice Hotels
	International Inc.	26,071	1,351
	Wendy’s Co.	142,200	1,332
	Papa John’s
	International Inc.	20,568	1,196
	Churchill Downs Inc.	8,600	1,166
*	Pinnacle Entertainment Inc.	39,879	1,153
	Marriott Vacations
	Worldwide Corp.	18,607	1,127
	DineEquity Inc.	11,539	1,055
	Sonic Corp.	33,607	987
*	Boyd Gaming Corp.	56,593	980
*	Hyatt Hotels Corp. Class A	20,171	931
	SeaWorld Entertainment Inc.	49,195	890
	Extended Stay America Inc.	55,450	820
*	Popeyes Louisiana
	Kitchen Inc.	14,777	805
*	Dave & Buster’s
	Entertainment Inc.	21,514	794
*	Diamond Resorts
	International Inc.	32,162	701
*	Penn National Gaming Inc.	49,363	683
*	La Quinta Holdings Inc.	62,742	681
	International Speedway
	Corp. Class A	18,724	646
*	Krispy Kreme
	Doughnuts Inc.	43,221	633
*	Red Robin Gourmet
	Burgers Inc.	9,605	625
*	Denny’s Corp.	58,871	608
*	Belmond Ltd. Class A	65,326	600
*	BJ’s Restaurants Inc.	13,597	599
	ClubCorp Holdings Inc.	45,067	598
*	Fiesta Restaurant Group Inc.	18,044	598
	Bob Evans Farms Inc./DE	13,722	589
^,*	Zoe’s Kitchen Inc.	12,891	450
	Ruth’s Hospitality Group Inc.	24,644	433
	Interval Leisure Group Inc.	28,649	371
*	Caesars Entertainment Corp.	40,022	362
*	Chuy’s Holdings Inc.	11,195	359
*	Scientific Games Corp.
	Class A	36,065	307
*	Shake Shack Inc. Class A	6,765	282
*	Del Frisco’s Restaurant
	Group Inc.	16,820	260
*	Biglari Holdings Inc.	686	253
	Marcus Corp.	12,431	232
*	Ruby Tuesday Inc.	43,693	231
*	Caesars Acquisition Co.
	Class A	34,111	207

8

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Habit Restaurants Inc.
	Class A	8,472	176
	Speedway Motorsports Inc.	8,070	147
*	El Pollo Loco Holdings Inc.	9,662	125
*	Potbelly Corp.	9,342	117
^,*	Noodles & Co. Class A	9,108	117
*	Wingstop Inc.	4,897	117
*	Bojangles’ Inc.	6,152	89
^,*	Intrawest Resorts
	Holdings Inc.	9,775	84
*	Fogo De Chao Inc.	3,805	61
			317,057
Household Durables (4.2%)
	Whirlpool Corp.	54,268	8,429
*	Mohawk Industries Inc.	43,290	7,781
*	Jarden Corp.	145,240	7,680
	Newell Rubbermaid Inc.	185,318	7,044
	DR Horton Inc.	234,689	6,271
	Lennar Corp. Class A	124,260	5,211
*	NVR Inc.	2,576	4,217
	Leggett & Platt Inc.	94,274	4,210
	Harman International
	Industries Inc.	49,132	3,767
	PulteGroup Inc.	218,450	3,755
	Garmin Ltd.	78,447	3,178
*	Toll Brothers Inc.	115,221	3,163
*	Tempur Sealy
	International Inc.	42,833	2,470
*	Helen of Troy Ltd.	18,668	1,780
	Tupperware Brands Corp.	34,642	1,731
	CalAtlantic Group Inc.	53,398	1,620
*	TRI Pointe Group Inc.	106,290	1,096
	La-Z-Boy Inc.	34,471	839
*	Meritage Homes Corp.	25,524	829
*	TopBuild Corp.	26,325	710
^	KB Home	57,288	699
^,*	GoPro Inc. Class A	53,117	631
*	iRobot Corp.	19,306	605
	MDC Holdings Inc.	27,263	603
*	Universal Electronics Inc.	10,303	548
	Ethan Allen Interiors Inc.	17,807	508
*	Cavco Industries Inc.	5,616	456
*	Taylor Morrison Home
	Corp. Class A	22,233	309
*	Installed Building
	Products Inc.	13,438	300
*	M/I Homes Inc.	16,262	286
	Libbey Inc.	14,467	241
*	LGI Homes Inc.	10,105	240
*	WCI Communities Inc.	12,958	224
*	William Lyon Homes
	Class A	14,698	174
*	Beazer Homes USA Inc.	22,334	163
*	Century Communities Inc.	10,278	162
	NACCO Industries Inc.
	Class A	2,330	115
*	Hovnanian Enterprises Inc.
	Class A	75,985	115
			82,160
Internet & Catalog Retail (13.1%)
*	Amazon.com Inc.	276,357	152,693
*	Priceline Group Inc.	34,524	43,680
*	Netflix Inc.	281,666	26,310
	Expedia Inc.	85,619	8,914
*	Liberty Interactive Corp.
	QVC Group Class A	308,099	7,819
*	TripAdvisor Inc.	81,528	5,104
*	Liberty Ventures Class A	92,743	3,403
*	Groupon Inc. Class A	318,145	1,521
	HSN Inc.	23,829	1,265
*	Shutterfly Inc.	24,704	1,098

			Market
			Value•
		Shares	($000)
*	Liberty TripAdvisor Holdings
	Inc. Class A	49,752	1,014
^,*	Wayfair Inc.	14,882	580
	Nutrisystem Inc.	20,716	422
*	Etsy Inc.	45,879	364
^,*	Lands’ End Inc.	12,592	303
*	FTD Cos. Inc.	12,894	300
	Blue Nile Inc.	8,259	215
*	Overstock.com Inc.	10,177	149
*	1-800-Flowers.com Inc.
	Class A	18,610	145
			255,299
Leisure Products (1.3%)
	Mattel Inc.	235,376	7,654
	Hasbro Inc.	77,302	5,865
	Polaris Industries Inc.	43,132	3,792
	Brunswick Corp./DE	63,662	2,708
*	Vista Outdoor Inc.	43,237	2,132
*	Smith & Wesson Holding
	Corp.	36,878	935
	Sturm Ruger & Co. Inc.	12,644	889
	Callaway Golf Co.	62,422	555
	Arctic Cat Inc.	8,642	151
			24,681
Media (23.9%)
	Walt Disney Co.	1,089,177	104,038
	Comcast Corp. Class A	1,722,127	99,418
	Time Warner Cable Inc.	196,479	37,500
	Time Warner Inc.	554,369	36,699
	Twenty-First Century Fox
	Inc. Class A	811,842	21,936
*	Liberty Global plc	413,960	14,886
	CBS Corp. Class B	300,713	14,548
	Omnicom Group Inc.	168,028	13,074
^,*	Charter Communications
	Inc. Class A	58,469	10,499
	Viacom Inc. Class B	241,452	8,897
	Twenty-First Century
	Fox Inc.	304,695	8,276
*	DISH Network Corp.
	Class A	155,976	7,351
*	Liberty Global plc Class A	174,175	6,417
	Interpublic Group of
	Cos. Inc.	282,509	6,043
*	Sirius XM Holdings Inc.	1,445,278	5,376
*	Liberty Media Corp.	138,119	4,820
*	Discovery
	Communications Inc.	188,562	4,648
	Cablevision Systems
	Corp. Class A	137,823	4,483
	TEGNA Inc.	145,987	3,597
	News Corp. Class A	294,258	3,184
	Scripps Networks
	Interactive Inc. Class A	51,728	3,064
*	AMC Networks Inc. Class A	42,075	2,758
*	Discovery Communications
	Inc. Class A	103,133	2,578
	Cinemark Holdings Inc.	71,861	2,379
*	Liberty Broadband Corp.	46,423	2,338
*	Live Nation
	Entertainment Inc.	104,120	2,290
*	Liberty Media Corp.
	Class A	63,547	2,264
*	Madison Square Garden
	Co. Class A	12,785	1,982
	Tribune Media Co. Class A	54,749	1,965
*	Starz	59,873	1,508
	Lions Gate Entertainment
	Corp.	70,960	1,497
	Cable One Inc.	3,401	1,458

			Market
			Value•
		Shares	($000)
	John Wiley & Sons Inc.
	Class A	32,188	1,401
	Sinclair Broadcast Group
	Inc. Class A	45,171	1,394
*	DreamWorks Animation
	SKG Inc. Class A	50,708	1,301
*	IMAX Corp.	43,160	1,274
^	Regal Entertainment Group
	Class A	59,795	1,177
	New York Times Co. Class A	90,745	1,141
	Gannett Co. Inc.	74,724	1,140
	Meredith Corp.	25,615	1,114
	Time Inc.	74,757	1,054
	Nexstar Broadcasting Group
	Inc. Class A	21,674	968
*	Media General Inc.	57,813	961
*	Liberty Broadband Corp.
	Class A	16,321	821
*	Liberty Global PLC LiLAC	21,388	785
	EW Scripps Co. Class A	37,474	647
	National CineMedia Inc.	42,534	636
*	MSG Networks Inc.	38,615	634
	Scholastic Corp.	16,597	581
	News Corp. Class B	50,550	577
*	Gray Television Inc.	42,449	490
	New Media Investment
	Group Inc.	29,293	458
	World Wrestling
	Entertainment Inc. Class A	23,656	396
*	Carmike Cinemas Inc.	17,446	383
	AMC Entertainment
	Holdings Inc.	14,830	356
	Entravision Communications
	Corp. Class A	42,818	331
*	Loral Space &
	Communications Inc.	9,866	316
*	Liberty Global PLC LiLAC
	Class A	8,834	300
*	Global Eagle
	Entertainment Inc.	26,905	242
*	Entercom Communications
	Corp. Class A	15,547	178
	Tribune Publishing Co.	13,203	111
	Clear Channel Outdoor
	Holdings Inc. Class A	27,168	98
	Harte-Hanks Inc.	29,107	90
*	Hemisphere Media Group
	Inc. Class A	5,327	74
			463,200
Multiline Retail (4.4%)
	Target Corp.	405,841	31,838
	Dollar General Corp.	204,456	15,181
*	Dollar Tree Inc.	154,764	12,420
	Macy’s Inc.	217,989	9,419
	Kohl’s Corp.	135,798	6,338
	Nordstrom Inc.	95,603	4,906
*	JC Penney Co. Inc.	201,849	2,059
	Big Lots Inc.	35,384	1,431
	Dillard’s Inc. Class A	16,035	1,342
	Fred’s Inc. Class A	24,939	356
^,*	Sears Holdings Corp.	18,229	319
*	Tuesday Morning Corp.	29,309	197
			85,806
Specialty Retail (19.5%)
	Home Depot Inc.	879,293	109,138
	Lowe’s Cos. Inc.	636,204	42,963
	TJX Cos. Inc.	464,441	34,415
*	O’Reilly Automotive Inc.	68,306	17,781
*	AutoZone Inc.	21,134	16,370
	Ross Stores Inc.	283,015	15,560
	L Brands Inc.	171,239	14,519

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Tractor Supply Co.	93,514	7,908
	Advance Auto Parts Inc.	50,891	7,554
	Best Buy Co. Inc.	215,070	6,966
*	Ulta Salon Cosmetics &
	Fragrance Inc.	42,056	6,947
*	CarMax Inc.	140,479	6,499
	Foot Locker Inc.	96,768	6,048
	Tiffany & Co.	88,921	5,778
	Signet Jewelers Ltd.	52,028	5,640
*	Bed Bath & Beyond Inc.	116,362	5,580
	Gap Inc.	168,062	4,647
	Staples Inc.	442,243	4,179
*	Sally Beauty Holdings Inc.	105,286	3,325
	Williams-Sonoma Inc.	59,044	3,077
*	Burlington Stores Inc.	52,765	2,958
	Dick’s Sporting Goods Inc.	62,379	2,649
*	AutoNation Inc.	49,790	2,563
^	GameStop Corp. Class A	73,262	2,258
*	Murphy USA Inc.	32,051	2,041
	American Eagle
	Outfitters Inc.	127,466	1,945
*	Cabela’s Inc.	35,971	1,726
*	Office Depot Inc.	339,020	1,722
*	Urban Outfitters Inc.	63,469	1,681
	CST Brands Inc.	51,756	1,679
	GNC Holdings Inc. Class A	58,283	1,660
	Monro Muffler Brake Inc.	22,083	1,510
	Lithia Motors Inc. Class A	16,240	1,506
	DSW Inc. Class A	55,743	1,460
*	Five Below Inc.	37,169	1,425
	Abercrombie & Fitch Co.	47,577	1,382
*	Michaels Cos. Inc.	57,068	1,330
	Penske Automotive
	Group Inc.	30,826	1,163
	Chico’s FAS Inc.	90,327	1,153
*	Genesco Inc.	16,438	1,085
	Aaron’s Inc.	45,133	1,038
*	Ascena Retail Group Inc.	120,712	1,020
*	Restoration Hardware
	Holdings Inc.	25,961	986
	Children’s Place Inc.	14,207	968
	Guess? Inc.	44,038	940
	Group 1 Automotive Inc.	16,496	920
*	Asbury Automotive
	Group Inc.	15,655	914
*	Express Inc.	52,616	907
	Caleres Inc.	28,918	820
	Cato Corp. Class A	18,241	660
^	Buckle Inc.	20,435	650
*	Select Comfort Corp.	35,817	641
*	Hibbett Sports Inc.	17,159	609
	Finish Line Inc. Class A	30,295	552
*	Vitamin Shoppe Inc.	19,968	551
*	Francesca’s Holdings Corp.	27,508	497
*	Mattress Firm Holding Corp.	10,702	482
	Rent-A-Center Inc./TX	37,045	473
	Sonic Automotive Inc.
	Class A	22,904	439
*	Tailored Brands Inc.	27,497	425
	Barnes & Noble Inc.	41,716	405

			Market
			Value•
		Shares	($000)
	Outerwall Inc.	12,418	387
*	MarineMax Inc.	16,890	300
*	Zumiez Inc.	14,365	297
	Pier 1 Imports Inc.	59,216	292
*	Barnes & Noble
	Education Inc.	26,344	281
	Haverty Furniture Cos. Inc.	13,328	259
	Shoe Carnival Inc.	10,764	254
*	Tile Shop Holdings Inc.	18,881	238
*	Lumber Liquidators
	Holdings Inc.	19,441	220
^,*	Conn’s Inc.	12,914	219
*	Party City Holdco Inc.	20,358	201
	Stage Stores Inc.	20,550	173
	Kirkland’s Inc.	10,489	150
	Winmark Corp.	1,505	146
*	America’s Car-Mart Inc./TX	5,752	145
	Stein Mart Inc.	19,050	141
*	Boot Barn Holdings Inc.	7,528	76
*	Container Store Group Inc.	12,066	65
			378,531
Textiles, Apparel & Luxury Goods (7.2%)
	NIKE Inc. Class B	940,502	57,926
	VF Corp.	236,636	15,407
*	Under Armour Inc. Class A	124,965	10,458
	Hanesbrands Inc.	271,726	7,742
	Coach Inc.	192,554	7,498
*	Michael Kors Holdings Ltd.	127,569	7,227
*	lululemon athletica Inc.	78,089	4,899
	PVH Corp.	56,967	4,509
	Ralph Lauren Corp. Class A	41,196	3,739
	Carter’s Inc.	36,057	3,665
*	Skechers U.S.A. Inc. Class A	90,188	2,969
*	Kate Spade & Co.	88,469	1,753
*	G-III Apparel Group Ltd.	27,572	1,454
*	Steven Madden Ltd.	39,640	1,395
*	Fossil Group Inc.	29,489	1,383
	Wolverine World Wide Inc.	70,280	1,330
*	Deckers Outdoor Corp.	22,682	1,283
	Columbia Sportswear Co.	19,145	1,140
*	Tumi Holdings Inc.	39,849	787
	Oxford Industries Inc.	10,052	730
*	Crocs Inc.	51,029	500
	Movado Group Inc.	11,341	331
*	Iconix Brand Group Inc.	30,033	261
*	Vera Bradley Inc.	15,703	261
*	Unifi Inc.	10,547	236
*	Sequential Brands Group Inc.	24,955	174
			139,057
Total Common Stocks
(Cost $1,997,016)			1,939,076
Temporary Cash Investment (1.2%)[1]
Money Market Fund (1.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.475%
	(Cost $22,937)	22,937,465	22,937
Total Investments (101.0%)
(Cost $2,019,953)			1,962,013

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	179
Receivables for Investment Securities Sold 9,628
Receivables for Accrued Income	3,450
Receivables for Capital Shares Issued	247
Total Other Assets	13,504
Liabilities
Payables for Investment Securities
Purchased	(8,184)
Collateral for Securities on Loan	(22,937)
Payables for Capital Shares Redeemed	(72)
Payables to Vanguard	(712)
Other Liabilities	(1,705)
Total Liabilities	(33,610)
Net Assets (100%)	1,941,907

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,012,123
Undistributed Net Investment Income	4,208
Accumulated Net Realized Losses	(16,471)
Unrealized Appreciation (Depreciation)
Investment Securities	(57,940)
Futures Contracts	(13)
Net Assets	1,941,907

ETF Shares—Net Assets
Applicable to 15,176,740 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,769,549
Net Asset Value Per Share—
ETF Shares	$116.60

Admiral Shares—Net Assets
Applicable to 2,855,881 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	172,358
Net Asset Value Per Share—
Admiral Shares	$60.35

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,218,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $22,937,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	16,523
Interest[1]	3
Securities Lending	229
Total Income	16,755
Expenses
The Vanguard Group—Note B
Investment Advisory Services	185
Management and Administrative—
ETF Shares	502
Management and Administrative—
Admiral Shares	46
Marketing and Distribution—
ETF Shares	75
Marketing and Distribution—
Admiral Shares	8
Custodian Fees	14
Shareholders’ Reports—ETF Shares	46
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	878
Net Investment Income	15,877
Realized Net Gain (Loss) on
Investment Securities Sold	75,119
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(151,141)
Futures Contracts	(13)
Change in Unrealized Appreciation
(Depreciation)	(151,154)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(60,158)
1 Interest income from an affiliated company of the fund was $3,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,877	23,243
Realized Net Gain (Loss)	75,119	212,893
Change in Unrealized Appreciation (Depreciation)	(151,154)	(129,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,158)	106,740
Distributions
Net Investment Income
ETF Shares	(25,287)	(16,913)
Admiral Shares	(2,025)	(1,093)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(27,312)	(18,006)
Capital Share Transactions
ETF Shares	6,213	461,236
Admiral Shares	42,214	50,120
Net Increase (Decrease) from Capital Share Transactions	48,427	511,356
Total Increase (Decrease)	(39,043)	600,090
Net Assets
Beginning of Period	1,980,950	1,380,860
End of Period[1]	1,941,907	1,980,950
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,208,000 and $15,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$120.80	$111.79	$93.38	$72.65	$60.29	$47.80
Investment Operations
Net Investment Income	.916	1.542	1.251	1.111	.936	.698
Net Realized and Unrealized Gain (Loss)
on Investments	(3.500)	8.900	18.072	20.771	12.277	12.392
Total from Investment Operations	(2.584)	10.442	19.323	21.882	13.213	13.090
Distributions
Dividends from Net Investment Income	(1.616)	(1.432)	(.913)	(1.152)	(. 853)	(. 600)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.616)	(1.432)	(.913)	(1.152)	(. 853)	(. 600)
Net Asset Value, End of Period	$116.60	$120.80	$111.79	$93.38	$72.65	$60.29

Total Return	-2.18%	9.41%	20.75%	30.47%	22.18%	27.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,770	$1,842	$1,298	$1,018	$531	$332
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.31%	1.26%	1.44%	1.48%	1.25%
Portfolio Turnover Rate[1]	5%	6%	7%	6%	6%	7%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$62.53	$57.87	$48.34	$37.62	$31.22	$24.76
Investment Operations
Net Investment Income	.474	.805	.648	. 579.483		.363
Net Realized and Unrealized Gain (Loss)
on Investments	(1.812)	4.595	9.361	10.741	6.356	6.414
Total from Investment Operations	(1.338)	5.400	10.009	11.320	6.839	6.777
Distributions
Dividends from Net Investment Income	(. 842)	(.740)	(.479)	(. 600)	(. 439)	(.317)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 842)	(.740)	(.479)	(. 600)	(. 439)	(.317)
Net Asset Value, End of Period	$60.35	$62.53	$57.87	$48.34	$37.62	$31.22

Total Return[1]	-2.18%	9.43%	20.77%	30.45%	22.17%	27.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172	$139	$83	$63	$19	$11
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.32%	1.26%	1.44%	1.48%	1.25%
Portfolio Turnover Rate[2]	5%	6%	7%	6%	6%	7%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the

14

Consumer Discretionary Index Fund

fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $179,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

15

Consumer Discretionary Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	14	1,351	(13)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $80,920,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $9,945,000 to offset future net capital gains of $1,179,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $2,019,953,000. Net unrealized depreciation of investment securities for tax purposes was $57,940,000, consisting of unrealized gains of $145,594,000 on securities that had risen in value since their purchase and $203,534,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $409,749,000 of investment securities and sold $374,511,000 of investment securities, other than temporary cash investments. Purchases and sales include $301,770,000 and $319,898,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	326,294	2,626	1,115,504	9,265
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(320,081)	(2,700)	(654,268)	(5,625)
Net Increase (Decrease)—ETF Shares	6,213	(74)	461,236	3,640
Admiral Shares
Issued	97,080	1,536	80,718	1,285
Issued in Lieu of Cash Distributions	1,842	29	1,007	17
Redeemed	(56,708)	(927)	(31,605)	(517)
Net Increase (Decrease) —Admiral Shares	42,214	638	50,120	785

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

16

Consumer Staples Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDC	VCSAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.45%	2.45%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	100	100	2,477
Median Market Cap	$93.4B	$93.4B	$50.7B
Price/Earnings Ratio	24.7x	24.7x	20.0x
Price/Book Ratio	4.8x	4.8x	2.5x
Return on Equity	21.5%	21.5%	17.6%
Earnings Growth Rate	4.2%	4.2%	8.3%
Dividend Yield	2.6%	2.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.60
Beta	1.00	0.74
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.2%
Brewers	1.0
Distillers & Vintners	1.9
Drug Retail	9.0
Food Distributors	1.7
Food Retail	3.6
Household Products	18.3
Hypermarkets & Super Centers	8.0
Packaged Foods & Meats	19.2
Personal Products	2.4
Soft Drinks	17.9
Tobacco	14.8

Ten Largest Holdings (% of total net assets)

Procter & Gamble Co.	Household Products	10.6%
Coca-Cola Co.	Soft Drinks	8.6
PepsiCo Inc.	Soft Drinks	6.8
Philip Morris
International Inc.	Tobacco	6.7
Altria Group Inc.	Tobacco	5.6
CVS Health Corp.	Drug Retail	4.9
Wal-Mart Stores Inc.	Hypermarkets
	& Super Centers	4.5
Walgreens Boots
Alliance Inc.	Drug Retail	3.6
Costco Wholesale Corp.	Hypermarkets
	& Super Centers	3.4
Mondelez	Packaged Foods
International Inc.	& Meats	3.4
Top Ten		58.1%
The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		6.02%	14.66%	11.17%
Net Asset Value		6.00	14.67	11.17
Admiral Shares	1/30/2004	6.01	14.69	11.16

See Financial Highlights for dividend and capital gains information.

18

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Beverages (20.8%)
	Coca-Cola Co.	6,473,181	279,188
	PepsiCo Inc.	2,255,473	220,630
	Constellation Brands Inc.
	Class A	297,706	42,105
*	Monster Beverage Corp.	249,896	31,362
	Dr Pepper Snapple
	Group Inc.	335,483	30,707
	Molson Coors Brewing
	Co. Class B	329,715	28,115
	Brown-Forman Corp.
	Class B	207,733	20,455
	Coca-Cola Enterprises Inc.	389,538	18,897
*	Boston Beer Co. Inc.
	Class A	22,414	4,216
	Coca-Cola Bottling Co.
	Consolidated	16,411	2,867
			678,542
Food & Staples Retailing (22.3%)
	CVS Health Corp.	1,656,943	161,005
	Wal-Mart Stores Inc.	2,201,690	146,060
	Walgreens Boots
	Alliance Inc.	1,476,604	116,563
	Costco Wholesale Corp.	742,822	111,445
	Kroger Co.	1,595,030	63,658
	Sysco Corp.	1,015,161	44,799
	Whole Foods Market Inc.	648,399	20,301
*	Rite Aid Corp.	1,885,884	14,993
*	Sprouts Farmers
	Market Inc.	305,932	8,713
	Casey’s General Stores Inc.	78,138	8,249
	PriceSmart Inc.	48,242	3,727
*	United Natural Foods Inc.	117,453	3,625
	SpartanNash Co.	129,036	3,542
*	Fresh Market Inc.	135,624	3,129
*	SUPERVALU Inc.	565,283	2,889
	Andersons Inc.	89,377	2,400
	Weis Markets Inc.	56,257	2,342
*	Smart & Final Stores Inc.	135,994	2,210
*	Chefs’ Warehouse Inc.	112,122	2,116
	Village Super Market Inc.
	Class A	69,119	1,832
*	Natural Grocers by Vitamin
	Cottage Inc.	90,507	1,821
	Ingles Markets Inc. Class A	47,257	1,594
			727,013
Food Products (21.1%)
	Mondelez International
	Inc. Class A	2,723,516	110,384
	Kraft Heinz Co.	1,020,923	78,632
	General Mills Inc.	1,026,940	60,435
	Archer-Daniels-Midland
	Co.	1,058,309	36,999

			Market
			Value•
		Shares	($000)
	Tyson Foods Inc. Class A	538,356	34,859
	Kellogg Co.	464,827	34,407
	ConAgra Foods Inc.	756,791	31,831
	Mead Johnson Nutrition Co.	356,920	26,326
	JM Smucker Co.	202,096	25,781
	Hershey Co.	269,142	24,462
	Hormel Foods Corp.	527,013	22,403
	Campbell Soup Co.	340,362	21,017
	Keurig Green Mountain Inc.	223,384	20,538
	McCormick & Co. Inc.	211,032	19,681
	Ingredion Inc.	134,419	13,606
	Bunge Ltd.	262,179	13,036
*	WhiteWave Foods Co.
	Class A	330,427	12,794
*	TreeHouse Foods Inc.	113,520	9,583
	Pinnacle Foods Inc.	220,119	9,507
*	Post Holdings Inc.	124,006	8,614
*	Hain Celestial Group Inc.	205,415	7,594
	Flowers Foods Inc.	378,694	6,487
	Sanderson Farms Inc.	54,354	4,960
	B&G Foods Inc.	137,251	4,748
	Dean Foods Co.	237,526	4,582
	Lancaster Colony Corp.	44,927	4,572
*,^	Pilgrim’s Pride Corp.	182,108	4,453
	J&J Snack Foods Corp.	37,968	4,207
^	Cal-Maine Foods Inc.	78,378	4,184
	Snyder’s-Lance Inc.	121,490	3,974
*	Darling Ingredients Inc.	420,913	3,792
	Fresh Del Monte
	Produce Inc.	90,651	3,636
*	Diamond Foods Inc.	81,453	3,083
	Calavo Growers Inc.	51,682	2,768
^	Tootsie Roll Industries Inc.	77,834	2,593
*	Seneca Foods Corp. Class A	65,677	2,184
*	Farmer Brothers Co.	65,444	1,725
*	Landec Corp.	162,677	1,641
^	Limoneira Co.	112,918	1,576
*,^	Freshpet Inc.	196,929	1,310
			688,964
Household Products (18.2%)
	Procter & Gamble Co.	4,315,447	346,487
	Colgate-Palmolive Co.	1,449,731	95,160
	Kimberly-Clark Corp.	620,444	80,844
	Clorox Co.	226,845	28,678
	Church & Dwight Co. Inc.	236,055	21,425
	Spectrum Brands
	Holdings Inc.	60,575	5,801
	Energizer Holdings Inc.	147,436	5,741
	WD-40 Co.	39,157	4,229
*	HRG Group Inc.	259,650	3,022
*	Central Garden & Pet Co.
	Class A	148,209	2,005
*	Central Garden & Pet Co.	116,650	1,625
			595,017

		Market
		Value•
	Shares	($000)
Personal Products (2.4%)
Estee Lauder Cos. Inc.
Class A	394,392	36,020
* Edgewell Personal Care Co.	122,214	9,343
*,^ Herbalife Ltd.	141,464	7,745
^ Coty Inc. Class A	176,711	5,033
Avon Products Inc.	1,174,335	4,474
^ Nu Skin Enterprises Inc.
Class A	139,166	4,243
* Revlon Inc. Class A	76,228	2,668
* USANA Health Sciences Inc.	20,987	2,366
Inter Parfums Inc.	83,135	2,104
Medifast Inc.	62,151	1,886
*,^ Elizabeth Arden Inc.	177,752	1,102
^ Natural Health Trends Corp.	6,548	204
		77,188
Tobacco (14.8%)
Philip Morris
International Inc.	2,385,128	217,118
Altria Group Inc.	2,971,848	182,977
Reynolds American Inc.	1,464,530	73,856
Vector Group Ltd.	212,879	4,945
Universal Corp.	62,305	3,395
		482,291
Total Common Stocks
(Cost $2,798,032)		3,249,015
Temporary Cash Investment (0.8%)[1]
Money Market Fund (0.8%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%
(Cost $26,270)	26,269,618	26,270
Total Investments (100.4%)
(Cost $2,824,302)		3,275,285

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		280
Receivables for Investment Securities Sold 10,995
Receivables for Accrued Income		2,284
Receivables for Capital Shares Issued		2,960
Other Assets		600
Total Other Assets		17,119
Liabilities
Payables for Investment Securities
Purchased		(11,137)
Collateral for Securities on Loan		(15,151)
Payables for Capital Shares Redeemed		(584)
Payables to Vanguard		(1,321)
Other Liabilities		(678)
Total Liabilities		(28,871)
Net Assets (100%)		3,263,533

19

Consumer Staples Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)

Paid-in Capital	2,829,306
Undistributed Net Investment Income	6,004
Accumulated Net Realized Losses	(22,641)
Unrealized Appreciation (Depreciation)
Investment Securities	450,983
Futures Contracts	(119)
Net Assets	3,263,533

ETF Shares—Net Assets
Applicable to 21,679,790 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,808,895
Net Asset Value Per Share—
ETF Shares	$129.56

Admiral Shares—Net Assets
Applicable to 7,116,600 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	454,638
Net Asset Value Per Share—
Admiral Shares	$63.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,626,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $15,151,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	36,113
Interest[1]	3
Securities Lending	257
Total Income	36,373
Expenses
The Vanguard Group—Note B
Investment Advisory Services	280
Management and Administrative—
ETF Shares	668
Management and Administrative—
Admiral Shares	101
Marketing and Distribution—
ETF Shares	96
Marketing and Distribution—
Admiral Shares	20
Custodian Fees	20
Shareholders’ Reports—ETF Shares	63
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,253
Net Investment Income	35,120
Realized Net Gain (Loss)
Investment Securities Sold	54,706
Futures Contracts	(6)
Realized Net Gain (Loss)	54,700
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	119,641
Futures Contracts	(119)
Change in Unrealized Appreciation
(Depreciation)	119,522
Net Increase (Decrease) in Net Assets
Resulting from Operations	209,342
1 Interest income from an affiliated company of the fund was $3,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,120	68,851
Realized Net Gain (Loss)	54,700	208,091
Change in Unrealized Appreciation (Depreciation)	119,522	(107,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	209,342	169,214
Distributions
Net Investment Income
ETF Shares	(65,927)	(47,684)
Admiral Shares	(8,882)	(4,833)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(74,809)	(52,517)
Capital Share Transactions
ETF Shares	298,122	351,469
Admiral Shares	118,377	90,822
Net Increase (Decrease) from Capital Share Transactions	416,499	442,291
Total Increase (Decrease)	551,032	558,988
Net Assets
Beginning of Period	2,712,501	2,153,513
End of Period[1]	3,263,533	2,712,501
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,004,000 and $45,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Consumer Staples Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$123.72	$117.12	$101.97	$90.12	$78.96	$66.72
Investment Operations
Net Investment Income	1.449	2.903	2.602	2.606	2.180	1.933
Net Realized and Unrealized Gain (Loss)
on Investments	7.685	6.114	14.976	11.835	10.874	12.213
Total from Investment Operations	9.134	9.017	17.578	14.441	13.054	14.146
Distributions
Dividends from Net Investment Income	(3.294)	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.294)	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)
Net Asset Value, End of Period	$129.56	$123.72	$117.12	$101.97	$90.12	$78.96

Total Return	7.52%	7.67%	17.42%	16.43%	16.80%	21.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,809	$2,393	$1,936	$1,481	$1,110	$782
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.53%	2.52%	2.80%	2.80%	2.74%
Portfolio Turnover Rate[1]	7%	6%	5%	10%	7%	7%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$61.01	$57.74	$50.28	$44.44	$38.94	$32.92
Investment Operations
Net Investment Income	.715	1.431	1.281	1.287	1.077	.956
Net Realized and Unrealized Gain (Loss)
on Investments	3.782	3.025	7.379	5.832	5.357	6.013
Total from Investment Operations	4.497	4.456	8.660	7.119	6.434	6.969
Distributions
Dividends from Net Investment Income	(1.627)	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.627)	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)
Net Asset Value, End of Period	$63.88	$61.01	$57.74	$50.28	$44.44	$38.94

Total Return[1]	7.52%	7.73%	17.41%	16.44%	16.81%	21.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$455	$319	$218	$175	$105	$57
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.53%	2.52%	2.80%	2.80%	2.74%
Portfolio Turnover Rate[2]	7%	6%	5%	10%	7%	7%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the

24

Consumer Staples Index Fund

fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $280,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

25

Consumer Staples Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	125	12,059	(119)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $61,790,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $13,321,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018. Capital losses of $7,784,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $2,824,302,000. Net unrealized appreciation of investment securities for tax purposes was $450,983,000, consisting of unrealized gains of $501,176,000 on securities that had risen in value since their purchase and $50,193,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $634,493,000 of investment securities and sold $274,325,000 of investment securities, other than temporary cash investments. Purchases and sales include $397,058,000 and $166,104,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	467,783	3,686	900,144	7,240
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(169,661)	(1,350)	(548,675)	(4,425)
Net Increase (Decrease)—ETF Shares	298,122	2,336	351,469	2,815
Admiral Shares
Issued	164,898	2,630	154,546	2,488
Issued in Lieu of Cash Distributions	7,796	128	4,224	70
Redeemed	(54,317)	(874)	(67,948)	(1,096)
Net Increase (Decrease) —Admiral Shares	118,377	1,884	90,822	1,462

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

26

Energy Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.17%	3.17%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	144	142	2,477
Median Market Cap	$43.0B	$41.7B	$50.7B
Price/Earnings Ratio	46.8x	47.5x	20.0x
Price/Book Ratio	1.5x	1.5x	2.5x
Return on Equity	13.1%	12.9%	17.6%
Earnings Growth Rate	-9.0%	-9.0%	8.3%
Dividend Yield	3.2%	3.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	-1.2%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.43
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels	0.2%
Integrated Oil & Gas	40.1
Oil & Gas Drilling	1.9
Oil & Gas Equipment & Services	16.8
Oil & Gas Exploration & Production	22.8
Oil & Gas Refining & Marketing	10.1
Oil & Gas Storage & Transportation	8.1

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	23.2%
Chevron Corp.	Integrated Oil & Gas	12.8
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	7.4
Occidental
Petroleum Corp.	Integrated Oil & Gas	4.3
Phillips 66	Oil & Gas Refining
	& Marketing	3.5
ConocoPhillips	Oil & Gas Exploration
	& Production	3.4
EOG	Oil & Gas Exploration
Resources Inc.	& Production	2.9
Kinder Morgan Inc.	Oil & Gas Storage
	& Transportation	2.8
Valero Energy	Oil & Gas Refining
Corp.	& Marketing	2.5
Halliburton Co.	Oil & Gas Equipment
	& Services	2.3
Top Ten		65.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares and 0.09% for Admiral Shares.

27

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-23.21%	-1.55%	3.14%
Net Asset Value		-23.22	-1.54	3.14
Admiral Shares	10/7/2004	-23.22	-1.53	3.14

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (101.0%)[1]
Energy Equipment & Services		(18.9%)
	Oil & Gas Drilling (1.9%)
	Helmerich & Payne Inc.	376,229	19,929
	Patterson-UTI Energy Inc.	573,630	8,914
	Ensco plc Class A	935,879	8,114
^	Noble Corp. plc	972,056	8,097
	Nabors Industries Ltd.	1,127,370	8,072
	Rowan Cos. plc Class A	506,242	6,743
^	Diamond Offshore
	Drilling Inc.	295,549	5,914
	Atwood Oceanics Inc.	423,309	2,913
	Transocean Partners LLC	229,530	1,963
*	Unit Corp.	295,729	1,585
*	Parker Drilling Co.	924,497	1,442
*	Pioneer Energy Services
	Corp.	668,746	916

	Oil & Gas Equipment & Services (17.0%)
	Schlumberger Ltd.	4,087,509	293,156
	Halliburton Co.	2,803,545	90,498
	Baker Hughes Inc.	1,439,845	61,726
*	Cameron International
	Corp.	638,278	41,846
	National Oilwell Varco Inc.	1,261,733	36,931
*	FMC Technologies Inc.	795,446	19,512
*	Weatherford
	International plc	2,751,072	17,607
	Core Laboratories NV	150,830	15,828
	Oceaneering
	International Inc.	368,980	10,191
*	Dril-Quip Inc.	152,166	8,255
	Superior Energy
	Services Inc.	648,575	6,667
*	Oil States International Inc.	219,454	5,730
^	US Silica Holdings Inc.	262,127	5,030
^	RPC Inc.	325,085	4,411
*	McDermott
	International Inc.	1,287,013	4,247
*	Forum Energy
	Technologies Inc.	357,103	4,200
*	SEACOR Holdings Inc.	85,983	4,161
	Bristow Group Inc.	215,994	3,285
	CARBO Ceramics Inc.	152,976	3,058
	Frank’s International NV	217,309	3,018
*	Exterran Corp.	208,169	2,839
*	Hornbeck Offshore
	Services Inc.	322,668	2,772
*	Helix Energy Solutions
	Group Inc.	682,416	2,661
*	Matrix Service Co.	144,667	2,660
*	Newpark Resources Inc.	678,261	2,530
	Tidewater Inc.	425,288	2,445
*	TETRA Technologies Inc.	481,365	2,426

			Market
			Value•
		Shares	($000)
	Archrock Inc.	591,484	2,360
*	RigNet Inc.	158,067	2,087
	Tesco Corp.	267,348	1,936
*	Era Group Inc.	167,297	1,543
*	Natural Gas Services
	Group Inc.	84,376	1,524
*	PHI Inc.	81,843	1,493
*	Fairmount Santrol
	Holdings Inc.	613,706	1,215
^,*	C&J Energy Services Ltd.	810,209	835
^,*	Gulfmark Offshore Inc.	209,616	753
			746,038
Oil, Gas & Consumable Fuels (82.1%)
	Coal & Consumable Fuels (0.3%)
^	CONSOL Energy Inc.	775,162	6,690
^,*	Peabody Energy Corp.	537,653	1,312
^,*	Westmoreland Coal Co.	204,615	1,258
^,*	Solazyme Inc.	115,339	180

	Integrated Oil & Gas (40.3%)
	Exxon Mobil Corp.	11,409,896	914,503
	Chevron Corp.	6,081,592	507,448
	Occidental Petroleum
	Corp.	2,247,899	170,821

	Oil & Gas Exploration & Production (23.1%)
	ConocoPhillips	4,024,062	136,134
	EOG Resources Inc.	1,792,903	116,073
	Pioneer Natural
	Resources Co.	532,739	64,211
	Anadarko Petroleum Corp.	1,679,062	63,720
	Apache Corp.	1,256,909	48,115
	Noble Energy Inc.	1,430,184	42,190
	Hess Corp.	937,111	40,858
*	Concho Resources Inc.	432,414	39,021
	Cabot Oil & Gas Corp.	1,552,463	31,251
	Devon Energy Corp.	1,557,758	30,657
	EQT Corp.	518,148	28,882
	Cimarex Energy Co.	321,824	27,043
	Marathon Oil Corp.	2,538,557	20,842
*	Newfield Exploration Co.	698,169	19,011
*	Diamondback Energy Inc.	249,171	17,753
^	Range Resources Corp.	610,901	14,497
	Murphy Oil Corp.	617,576	10,610
*	Gulfport Energy Corp.	405,311	9,727
	Energen Corp.	352,950	9,346
*	Continental Resources Inc.	382,084	8,857
^,*	Southwestern Energy Co.	1,461,132	8,445
	QEP Resources Inc.	849,495	8,291
*	Parsley Energy Inc. Class A	438,606	8,062
*	PDC Energy Inc.	158,140	7,924
^,*	Antero Resources Corp.	332,445	7,596
*	RSP Permian Inc.	285,537	6,827
^	Chesapeake Energy Corp.	2,601,663	6,790
*	Matador Resources Co.	344,300	5,557

			Market
			Value•
		Shares	($000)
*	Carrizo Oil & Gas Inc.	248,419	5,341
*	WPX Energy Inc.	1,263,533	5,193
*	Memorial Resource
	Development Corp.	475,042	4,594
*	Oasis Petroleum Inc.	838,704	4,521
*	Cobalt International
	Energy Inc.	1,693,184	4,504
^,*	Laredo Petroleum Inc.	838,560	4,285
*	Whiting Petroleum Corp.	1,031,962	4,138
*	Synergy Resources Corp.	613,261	3,833
	SM Energy Co.	412,742	3,731
*	Gran Tierra Energy Inc.	1,547,725	3,684
*	Kosmos Energy Ltd.	744,094	3,631
*	Rice Energy Inc.	383,978	3,517
^	Denbury Resources Inc.	2,586,994	3,311
*	Callon Petroleum Co.	489,134	3,121
^,*	EXCO Resources Inc.	1,855,196	1,948
^,*	Northern Oil and Gas Inc.	567,982	1,897
^,*	Sanchez Energy Corp.	489,423	1,742
^,*	Bonanza Creek Energy Inc.	747,372	1,390
^,*	Bill Barrett Corp.	461,473	1,320
^,*	W&T Offshore Inc.	600,594	1,093
^,*	Eclipse Resources Corp.	1,148,557	1,090
*	Stone Energy Corp.	576,350	893
^,*	Clayton Williams
	Energy Inc.	54,473	797
	California Resources Corp.	1,270,389	714
^,*	Ultra Petroleum Corp.	1,935,549	689
*	Ring Energy Inc.	145,824	610
*	Contango Oil & Gas Co.	99,747	602
*	Jones Energy Inc. Class A	302,978	455
^,*	Halcon Resources Corp.	672,110	390
^	Energy XXI Ltd.	827,007	308
^	LinnCo LLC	729,793	180

	Oil & Gas Refining & Marketing (10.2%)
	Phillips 66	1,745,807	138,600
	Valero Energy Corp.	1,637,297	98,369
	Marathon Petroleum Corp.	1,763,653	60,405
	Tesoro Corp.	407,311	32,862
	HollyFrontier Corp.	607,966	20,561
	World Fuel Services Corp.	260,307	12,185
	PBF Energy Inc. Class A	368,478	11,128
	Western Refining Inc.	299,460	7,987
	Delek US Holdings Inc.	284,837	4,506
	Green Plains Inc.	218,840	2,976
	CVR Energy Inc.	105,215	2,488
*	REX American Resources
	Corp.	48,761	2,463
*	Par Pacific Holdings Inc.	120,557	2,375
	Alon USA Energy Inc.	234,803	2,315
^,*	Clean Energy Fuels Corp.	632,751	1,822
*	Renewable Energy
	Group Inc.	229,816	1,675

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Oil & Gas Storage & Transportation (8.2%)
	Kinder Morgan Inc.	6,197,582	112,114
	Spectra Energy Corp.	2,214,950	64,677
	Williams Cos. Inc.	2,389,578	38,209
*	Cheniere Energy Inc.	770,870	27,559
	Columbia Pipeline
	Group Inc.	1,340,690	24,334
	ONEOK Inc.	743,517	17,844
	Targa Resources Corp.	548,194	14,736
	Plains GP Holdings LP
	Class A	947,392	7,200
*	Enbridge Energy
	Management LLC	279,115	4,659
	SemGroup Corp. Class A	231,107	4,391
	Tallgrass Energy GP LP	200,695	3,205
	EnLink Midstream LLC	331,348	2,773
*	Gener8 Maritime Inc.	366,041	2,273
			3,240,715
	[2]Other (0.0%)
*	Magnum Hunter Resources
	Corp. Warrants
	Expire 4/15/2016	24,925	—
	Total Common Stocks
	(Cost $5,735,073)		3,986,753
Temporary Cash Investments (0.5%)[1]
	Money Market Fund (0.5%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.475%	20,802,259	20,802

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
5	Federal Home Loan
	Bank Discount Notes,
	0.315% 3/2/16	300	300
Total Temporary Cash Investments
	(Cost $21,102)		21,102
	Total Investments (101.5%)
	(Cost $5,756,175)		4,007,855

Amount
($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard	402
Receivables for Investment Securities Sold	136,766
Receivables for Accrued Income	26,987
Receivables for Capital Shares Issued	759
Other Assets	1
Total Other Assets	164,915
Liabilities
Payables for Investment Securities
Purchased	(175,444)
Collateral for Securities on Loan	(20,802)
Payables for Capital Shares Redeemed	(580)
Payables to Vanguard	(2,292)
Other Liabilities	(24,549)
Total Liabilities	(223,667)
Net Assets (100%)	3,949,103

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,854,653
Undistributed Net Investment Income	27,079
Accumulated Net Realized Losses	(184,311)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,748,320)
Futures Contracts	2
Net Assets	3,949,103

ETF Shares—Net Assets
Applicable to 40,830,195 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,193,270
Net Asset Value Per Share—
ETF Shares	$78.21

Admiral Shares—Net Assets
Applicable to 19,347,002 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	755,833
Net Asset Value Per Share—
Admiral Shares	$39.07

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,708,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 101.9% and -0.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $20,802,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	71,747
Interest[1]	7
Securities Lending	1,418
Total Income	73,172
Expenses
The Vanguard Group—Note B
Investment Advisory Services	436
Management and Administrative—
ETF Shares	904
Management and Administrative—
Admiral Shares	182
Marketing and Distribution—
ETF Shares	157
Marketing and Distribution—
Admiral Shares	43
Custodian Fees	24
Shareholders’ Reports—ETF Shares	123
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	1,882
Net Investment Income	71,290
Realized Net Gain (Loss)
Investment Securities Sold	27,768
Futures Contracts	32
Realized Net Gain (Loss)	27,800
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(760,244)
Futures Contracts	2
Change in Unrealized Appreciation
(Depreciation)	(760,242)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(661,152)
1 Interest income from an affiliated company of the fund was $7,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,290	114,645
Realized Net Gain (Loss)	27,800	170,018
Change in Unrealized Appreciation (Depreciation)	(760,242)	(1,906,933)
Net Increase (Decrease) in Net Assets Resulting from Operations	(661,152)	(1,622,270)
Distributions
Net Investment Income
ETF Shares	(111,103)	(62,233)
Admiral Shares	(21,231)	(10,925)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(132,334)	(73,158)
Capital Share Transactions
ETF Shares	130,939	1,710,890
Admiral Shares	142,724	411,258
Net Increase (Decrease) from Capital Share Transactions	273,663	2,122,148
Total Increase (Decrease)	(519,823)	426,720
Net Assets
Beginning of Period	4,468,926	4,042,206
End of Period[1]	3,949,103	4,468,926
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,079,000 and $88,123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$93.86	$142.26	$116.47	$103.35	$100.41	$75.20
Investment Operations
Net Investment Income	1.323	2.953[1]	2.329	2.215	1.827	1.417
Net Realized and Unrealized Gain (Loss)
on Investments	(14.335)	(49.144)	25.655	12.899	2.731	25.040
Total from Investment Operations	(13.012)	(46.191)	27.984	15.114	4.558	26.457
Distributions
Dividends from Net Investment Income	(2.638)	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.638)	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)
Net Asset Value, End of Period	$78.21	$93.86	$142.26	$116.47	$103.35	$100.41

Total Return	-14.09%	-32.70%	24.31%	14.85%	4.60%	35.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,193	$3,736	$3,467	$2,255	$1,917	$1,782
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.24%	2.65%	1.98%	2.02%	1.81%	1.48%
Portfolio Turnover Rate[2]	11%	4%	4%	9%	12%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$46.89	$71.06	$58.18	$51.63	$50.17	$37.58
Investment Operations
Net Investment Income	. 661	1.495[1]	1.164	1.108	.913	.708
Net Realized and Unrealized Gain (Loss)
on Investments	(7.163)	(24.561)	12.815	6.439	1.358	12.508
Total from Investment Operations	(6.502)	(23.066)	13.979	7.547	2.271	13.216
Distributions
Dividends from Net Investment Income	(1.318)	(1.104)	(1.099)	(. 997)	(.811)	(. 626)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.318)	(1.104)	(1.099)	(. 997)	(.811)	(. 626)
Net Asset Value, End of Period	$39.07	$46.89	$71.06	$58.18	$51.63	$50.17

Total Return[2]	-14.09%	-32.66%	24.32%	14.86%	4.61%	35.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$756	$733	$575	$460	$254	$237
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.24%	2.65%	1.98%	2.02%	1.81%	1.48%
Portfolio Turnover Rate[3]	11%	4%	4%	9%	12%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may

Energy Index Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $402,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,815,932	170,821	—
Temporary Cash Investments	20,802	300	—
Total	3,836,734	171,121	—

Energy Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	390	37,625	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $95,856,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. At August 31, 2015, the fund had available capital losses totaling $116,246,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $47,962,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $5,756,175,000. Net unrealized depreciation of investment securities for tax purposes was $1,748,320,000, consisting of unrealized gains of $26,913,000 on securities that had risen in value since their purchase and $1,775,233,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $1,325,720,000 of investment securities and sold $1,073,551,000 of investment securities, other than temporary cash investments. Purchases and sales include $852,829,000 and $832,238,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	964,305	11,402	2,405,860	21,906
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(833,366)	(10,375)	(694,970)	(6,475)
Net Increase (Decrease)—ETF Shares	130,939	1,027	1,710,890	15,431
Admiral Shares
Issued	262,335	6,470	563,402	10,293
Issued in Lieu of Cash Distributions	19,382	454	9,612	178
Redeemed	(138,993)	(3,210)	(161,756)	(2,931)
Net Increase (Decrease) —Admiral Shares	142,724	3,714	411,258	7,540

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VFH	VFAIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.64%	2.64%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	565	562	2,477
Median Market Cap	$27.1B	$27.1B	$50.7B
Price/Earnings Ratio	14.3x	14.3x	20.0x
Price/Book Ratio	1.2x	1.2x	2.5x
Return on Equity	10.2%	10.2%	17.6%
Earnings Growth Rate	12.5%	12.5%	8.3%
Dividend Yield	2.8%	2.8%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.86
Beta	1.00	1.02
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	5.9%
Consumer Finance	4.3
Diversified Banks	21.8
Diversified REITs	1.6
Health Care REITs	2.5
Hotel & Resort REITs	1.2
Insurance Brokers	2.4
Investment Banking & Brokerage	4.6
Life & Health Insurance	4.1
Mortgage REITs	1.4
Multi-line Insurance	3.0
Multi-Sector Holdings	4.8
Office REITs	2.4
Property & Casualty Insurance	7.0
Regional Banks	10.0
Reinsurance	1.3
Residential REITs	3.4
Retail REITs	5.3
Specialized Finance	3.8
Specialized REITs	6.3
Thrifts & Mortgage Finance	1.0
Other Financials	1.9

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.6%
JPMorgan Chase
& Co.	Diversified Banks	6.0
Berkshire
Hathaway Inc.	Multi-Sector Holdings	4.6
Bank of America
Corp.	Diversified Banks	3.8
Citigroup Inc.	Diversified Banks	3.4
US Bancorp	Diversified Banks	2.0
American
International
Group Inc.	Multi-line Insurance	1.8
Simon Property
Group Inc.	Retail REITs	1.7
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	1.7
Chubb Ltd.	Property & Casualty
	Insurance	1.5
Top Ten		33.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.09% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-0.49%	10.27%	0.74%
Net Asset Value		-0.46	10.28	0.75
Admiral Shares	2/4/2004	-0.44	10.29	0.74

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Banks (31.9%)
	Wells Fargo & Co.	4,773,517	223,973
	JPMorgan Chase & Co.	3,621,229	203,875
	Bank of America Corp.	10,242,974	128,242
	Citigroup Inc.	2,930,500	113,850
	US Bancorp	1,722,418	66,348
	PNC Financial Services
	Group Inc.	499,516	40,616
	BB&T Corp.	767,454	24,681
	SunTrust Banks Inc.	502,609	16,677
	M&T Bank Corp.	141,697	14,531
	Fifth Third Bancorp	781,429	11,925
	Citizens Financial
	Group Inc.	519,108	9,982
	Regions Financial Corp.	1,294,693	9,736
	First Republic Bank	143,662	8,841
	KeyCorp	822,004	8,672
	Huntington Bancshares Inc.	785,912	6,877
*	Signature Bank	50,094	6,490
	Comerica Inc.	174,234	5,886
	CIT Group Inc.	170,827	5,092
*	SVB Financial Group	50,282	4,468
	People’s United
	Financial Inc.	302,473	4,419
	Zions Bancorporation	199,741	4,258
	East West Bancorp Inc.	140,772	4,219
	Investors Bancorp Inc.	337,600	3,822
	Commerce Bancshares Inc.	86,398	3,670
	PacWest Bancorp	111,144	3,577
	Synovus Financial Corp.	128,781	3,424
	First Niagara Financial
	Group Inc.	360,022	3,327
	BankUnited Inc.	101,310	3,254
	Umpqua Holdings Corp.	215,821	3,246
	FirstMerit Corp.	162,653	3,193
	Webster Financial Corp.	90,312	3,035
	Bank of the Ozarks Inc.	77,937	2,949
	First Horizon National Corp.	229,840	2,763
	Bank of Hawaii Corp.	42,504	2,699
	Popular Inc.	100,963	2,676
	Cullen/Frost Bankers Inc.	55,772	2,673
	Prosperity Bancshares Inc.	65,360	2,644
	Associated Banc-Corp	147,498	2,537
	PrivateBancorp Inc.	73,366	2,521
*	Western Alliance Bancorp	84,816	2,521
	FNB Corp.	204,259	2,508
	Home BancShares Inc.	62,212	2,459
	United Bankshares Inc.	67,713	2,373
	MB Financial Inc.	73,281	2,237
	Fulton Financial Corp.	171,757	2,166
	Valley National Bancorp	237,026	2,133
	Cathay General Bancorp	77,084	2,057
	UMB Financial Corp.	41,259	2,026
	Wintrust Financial Corp.	45,147	1,919
	IBERIABANK Corp.	40,000	1,907
	TCF Financial Corp.	157,017	1,781

			Market
			Value•
		Shares	($000)
	Pinnacle Financial
	Partners Inc.	38,193	1,771
	Glacier Bancorp Inc.	74,347	1,771
	Hancock Holding Co.	76,698	1,769
	BancorpSouth Inc.	84,798	1,689
	Sterling Bancorp	113,754	1,639
	First Citizens BancShares
	Inc. Class A	6,969	1,632
	Columbia Banking
	System Inc.	56,149	1,619
	Community Bank
	System Inc.	42,535	1,575
	CVB Financial Corp.	98,880	1,536
	National Penn
	Bancshares Inc.	137,373	1,529
	South State Corp.	23,906	1,493
*	Texas Capital
	Bancshares Inc.	44,581	1,441
	First Financial
	Bankshares Inc.	52,063	1,375
	Trustmark Corp.	62,457	1,367
*	Eagle Bancorp Inc.	29,573	1,356
	First Midwest Bancorp Inc.	76,794	1,282
	Old National Bancorp	113,738	1,269
	Chemical Financial Corp.	37,018	1,252
	Great Western Bancorp Inc.	50,771	1,249
	International
	Bancshares Corp.	54,873	1,237
*	Hilltop Holdings Inc.	73,105	1,219
	Renasant Corp.	37,886	1,183
^	BOK Financial Corp.	23,738	1,160
^	Westamerica
	Bancorporation	25,305	1,138
	Simmons First National
	Corp. Class A	27,629	1,138
	BBCN Bancorp Inc.	78,553	1,124
	NBT Bancorp Inc.	42,399	1,094
	Talmer Bancorp Inc.
	Class A	64,419	1,082
	Park National Corp.	12,632	1,076
	Independent Bank Corp.	24,285	1,049
	First Financial Bancorp	60,696	1,018
	Union Bankshares Corp.	44,576	1,015
*	FCB Financial Holdings Inc.
	Class A	32,975	990
	WesBanco Inc.	34,376	972
	United Community
	Banks Inc.	55,556	962
	Boston Private Financial
	Holdings Inc.	82,297	869
	Ameris Bancorp	31,281	844
	First Merchants Corp.	37,534	833
	Banner Corp.	20,842	828
	S&T Bancorp Inc.	31,990	807
	ServisFirst Bancshares Inc.	21,300	778
	Capital Bank Financial Corp.	26,415	778
	LegacyTexas Financial
	Group Inc.	43,565	773

			Market
			Value•
		Shares	($000)
	Tompkins Financial Corp.	13,161	743
	First Commonwealth
	Financial Corp.	86,447	743
	Berkshire Hills Bancorp Inc.	28,489	736
	BNC Bancorp	35,137	713
	Brookline Bancorp Inc.	67,569	710
	Towne Bank	40,024	698
	Lakeland Financial Corp.	16,094	687
	Wilshire Bancorp Inc.	69,605	685
	City Holding Co.	15,302	674
	State Bank Financial Corp.	35,105	657
	Hanmi Financial Corp.	31,388	654
	Opus Bank	19,628	633
	Sandy Spring Bancorp Inc.	24,226	629
	CenterState Banks Inc.	44,027	616
	Central Pacific
	Financial Corp.	30,383	606
	Cardinal Financial Corp.	30,888	595
	Flushing Financial Corp.	27,349	565
	National Bank Holdings
	Corp. Class A	29,201	565
*	Customers Bancorp Inc.	24,875	563
	First Interstate BancSystem
	Inc. Class A	19,991	536
	Southside Bancshares Inc.	22,647	530
	Washington Trust
	Bancorp Inc.	13,886	515
	Stock Yards Bancorp Inc.	13,732	513
	Community Trust
	Bancorp Inc.	15,050	507
	TriCo Bancshares	20,282	503
	Enterprise Financial
	Services Corp.	17,854	495
	Heartland Financial USA Inc.	15,726	462
	First Busey Corp.	23,991	455
	ConnectOne Bancorp Inc.	27,254	420
	MainSource Financial
	Group Inc.	19,967	413
	1st Source Corp.	12,840	391
	BancFirst Corp.	6,891	389
	German American
	Bancorp Inc.	12,133	387
	Lakeland Bancorp Inc.	38,534	385
	Blue Hills Bancorp Inc.	27,463	379
	CoBiz Financial Inc.	34,892	379
	Univest Corp. of
	Pennsylvania	19,225	367
*	First NBC Bank Holding Co.	15,409	363
	Great Southern Bancorp Inc.	9,654	363
	Financial Institutions Inc.	13,510	358
	First of Long Island Corp.	12,808	357
	First Bancorp	17,297	320
*	First BanCorp	113,053	303
	Bryn Mawr Bank Corp.	12,053	303
	Arrow Financial Corp.	11,245	294
	First Financial Corp.	8,731	288
	Southwest Bancorp Inc.	17,984	272
	Independent Bank Group Inc.	9,840	271

Financials Index Fund

			Market
			Value•
		Shares	($000)
	OFG Bancorp	43,559	253
	Republic Bancorp Inc.
	Class A	9,713	249
*	Sun Bancorp Inc.	9,760	203
*	Bancorp Inc.	34,223	163
			1,079,194
Capital Markets (10.5%)
	Goldman Sachs Group Inc.	377,606	56,463
	Bank of New York
	Mellon Corp.	1,075,139	38,049
	BlackRock Inc.	120,986	37,743
	Morgan Stanley	1,428,507	35,284
	Charles Schwab Corp.	1,165,659	29,200
	State Street Corp.	396,831	21,738
	T. Rowe Price Group Inc.	246,970	17,068
	Ameriprise Financial Inc.	171,219	14,374
	Franklin Resources Inc.	384,580	13,787
	Northern Trust Corp.	216,161	12,836
	Invesco Ltd.	418,926	11,202
	TD Ameritrade
	Holding Corp.	265,908	7,600
*	Affiliated Managers
	Group Inc.	53,051	7,358
*	E*TRADE Financial Corp.	288,268	6,763
	Raymond James
	Financial Inc.	126,556	5,548
	SEI Investments Co.	137,618	5,253
	Eaton Vance Corp.	113,577	3,284
	Legg Mason Inc.	96,589	2,759
	Federated Investors Inc.
	Class B	92,475	2,420
	NorthStar Asset
	Management Group Inc.	188,648	2,062
	Interactive Brokers
	Group Inc.	59,650	2,038
	Waddell & Reed
	Financial Inc. Class A	81,773	1,915
	Janus Capital Group Inc.	145,412	1,880
*	Stifel Financial Corp.	64,309	1,862
	Evercore Partners Inc.
	Class A	38,957	1,818
	BGC Partners Inc. Class A	199,618	1,725
^	LPL Financial Holdings Inc.	74,755	1,512
	WisdomTree
	Investments Inc.	114,929	1,362
	Financial Engines Inc.	50,299	1,227
	Artisan Partners Asset
	Management Inc. Class A	34,675	984
	HFF Inc. Class A	33,515	839
	Virtu Financial Inc. Class A	33,050	737
	Greenhill & Co. Inc.	27,328	630
	Virtus Investment
	Partners Inc.	6,813	626
*	Piper Jaffray Cos.	14,526	615
	Cohen & Steers Inc.	19,618	611
	Investment Technology
	Group Inc.	30,310	555
	Diamond Hill Investment
	Group Inc.	2,954	499
*	KCG Holdings Inc. Class A	45,837	485
	OM Asset Management plc	40,732	464
	Moelis & Co. Class A	17,811	440
*	INTL. FCStone Inc.	14,688	375
	Westwood Holdings
	Group Inc.	7,136	354
*	Cowen Group Inc. Class A	98,671	334
	Arlington Asset Investment
	Corp. Class A	22,614	274
*	Safeguard Scientifics Inc.	20,887	247

			Market
			Value•
		Shares	($000)
*	Ladenburg Thalmann
	Financial Services Inc.	97,974	228
	GAMCO Investors Inc.
	Class A	4,473	155
	Oppenheimer Holdings
	Inc. Class A	9,931	141
*	Associated Capital Group
	Inc. Class A	4,378	120
	Pzena Investment
	Management Inc. Class A	12,248	76
	Fifth Street Asset
	Management Inc.	5,832	19
			355,938
Consumer Finance (4.3%)
	American Express Co.	823,187	45,753
	Capital One Financial Corp.	523,318	34,398
*	Synchrony Financial	820,322	22,108
	Discover Financial Services	420,513	19,520
*	Ally Financial Inc.	426,563	7,499
	Navient Corp.	366,016	3,964
*	SLM Corp.	414,463	2,420
*	LendingClub Corp.	182,463	1,593
*	Credit Acceptance Corp.	7,013	1,382
*	OneMain Holdings Inc.
	Class A	58,854	1,328
	First Cash Financial
	Services Inc.	27,409	1,156
*	PRA Group Inc.	47,067	1,148
*	Santander Consumer USA
	Holdings Inc.	104,143	1,067
	Nelnet Inc. Class A	24,166	909
	Cash America
	International Inc.	25,642	864
*	Green Dot Corp. Class A	38,332	792
*,^	Encore Capital Group Inc.	23,276	541
*	World Acceptance Corp.	6,369	234
*	Enova International Inc.	25,065	145
*	EZCORP Inc. Class A	48,551	141
			146,962
Diversified Financial Services (8.7%)
*	Berkshire Hathaway Inc.
	Class B	1,166,704	156,537
	CME Group Inc.	316,098	28,904
•	Intercontinental
	Exchange Inc.	116,817	27,856
	McGraw Hill Financial Inc.	266,433	23,910
	Moody’s Corp.	175,033	15,543
	Nasdaq Inc.	113,034	7,154
	MSCI Inc. Class A	96,736	6,822
	Voya Financial Inc.	211,847	6,220
	FactSet Research
	Systems Inc.	38,555	5,802
	CBOE Holdings Inc.	80,820	5,051
	Leucadia National Corp.	322,857	4,665
	MarketAxess Holdings Inc.	36,562	4,331
	Morningstar Inc.	19,374	1,538
*	Texas Pacific Land Trust	8,087	1,100
*	On Deck Capital Inc.	33,757	226
*	PICO Holdings Inc.	21,663	185
*	NewStar Financial Inc.	20,949	144
			295,988
Insurance (17.7%)
	American International
	Group Inc.	1,217,034	61,095
*	Chubb Ltd.	453,341	52,375
	MetLife Inc.	928,562	36,734
	Travelers Cos. Inc.	299,233	32,174
	Marsh & McLennan
	Cos. Inc.	513,088	29,272

			Market
			Value•
		Shares	($000)
	Prudential Financial Inc.	440,997	29,146
	Aon plc	269,457	25,677
	Aflac Inc.	421,304	25,076
	Allstate Corp.	380,958	24,176
	Progressive Corp.	574,927	18,352
	Hartford Financial Services
	Group Inc.	402,921	16,971
*	Willis Towers Watson plc	128,510	14,563
*	Markel Corp.	13,721	11,755
	Principal Financial
	Group Inc.	288,147	10,895
	XL Group plc Class A	295,395	10,156
	Loews Corp.	278,802	10,134
	Cincinnati Financial Corp.	153,189	9,672
	Lincoln National Corp.	245,291	8,960
*	Arch Capital Group Ltd.	119,915	8,147
	FNF Group	246,049	8,115
	Everest Re Group Ltd.	42,306	7,874
*	Alleghany Corp.	15,315	7,106
	Arthur J Gallagher & Co.	173,854	6,928
	Unum Group	241,604	6,893
	PartnerRe Ltd.	47,178	6,618
	Torchmark Corp.	122,538	6,276
	Reinsurance Group of
	America Inc. Class A	65,059	5,862
	Axis Capital Holdings Ltd.	94,833	5,093
	WR Berkley Corp.	96,377	4,963
	RenaissanceRe
	Holdings Ltd.	43,126	4,882
	StanCorp Financial
	Group Inc.	41,470	4,765
	Assurant Inc.	65,258	4,640
	American Financial
	Group Inc.	68,469	4,593
	Old Republic
	International Corp.	243,439	4,333
	White Mountains
	Insurance Group Ltd.	5,590	4,287
	First American Financial
	Corp.	106,221	3,933
	Endurance Specialty
	Holdings Ltd.	62,369	3,884
	Brown & Brown Inc.	116,775	3,773
	Validus Holdings Ltd.	80,967	3,636
	Hanover Insurance
	Group Inc.	43,337	3,595
	Assured Guaranty Ltd.	138,959	3,448
	CNO Financial Group Inc.	188,164	3,280
	Allied World Assurance Co.
	Holdings AG	88,643	2,871
	Aspen Insurance
	Holdings Ltd.	59,522	2,660
	ProAssurance Corp.	52,671	2,597
	RLI Corp.	37,979	2,384
	Erie Indemnity Co. Class A	24,753	2,327
	AmTrust Financial
	Services Inc.	85,696	2,095
	Primerica Inc.	48,509	2,047
	Selective Insurance
	Group Inc.	56,096	1,884
*	Enstar Group Ltd.	10,204	1,613
	Argo Group International
	Holdings Ltd.	27,354	1,524
	Mercury General Corp.	27,342	1,438
	Horace Mann Educators
	Corp.	40,261	1,240
	Kemper Corp.	40,871	1,099
	American Equity Investment
	Life Holding Co.	80,504	1,095

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Genworth Financial Inc.
	Class A	482,686	1,023
	AMERISAFE Inc.	18,578	957
*	MBIA Inc.	139,434	957
*	Navigators Group Inc.	11,268	913
	National General
	Holdings Corp.	45,609	909
	Employers Holdings Inc.	31,571	876
	Infinity Property &
	Casualty Corp.	11,312	846
	United Fire Group Inc.	20,919	843
	American National
	Insurance Co.	7,951	808
*	FNFV Group	77,088	784
	Safety Insurance Group Inc.	12,624	698
*	Ambac Financial Group Inc.	45,211	690
	Stewart Information
	Services Corp.	19,701	665
*	Greenlight Capital Re Ltd.
	Class A	30,693	657
	Maiden Holdings Ltd.	53,645	642
*	Third Point Reinsurance Ltd.	56,404	623
	FBL Financial Group Inc.
	Class A	10,816	622
	Universal Insurance
	Holdings Inc.	31,836	621
	National Western Life
	Group Inc. Class A	2,379	511
	Heritage Insurance
	Holdings Inc.	24,506	478
	State National Cos. Inc.	29,981	338
	State Auto Financial Corp.	15,555	335
	United Insurance
	Holdings Corp.	16,833	328
	James River Group
	Holdings Ltd.	11,202	327
*,^	Citizens Inc.Class A	45,918	322
	HCI Group Inc.	9,119	320
	Fidelity & Guaranty Life	11,517	285
	OneBeacon Insurance
	Group Ltd. Class A	20,830	269
*	Global Indemnity plc	8,565	240
	Baldwin & Lyons Inc.	8,415	205
	EMC Insurance Group Inc.	8,199	197
	National Interstate Corp.	8,087	180
	Donegal Group Inc. Class A	9,081	133
	Crawford & Co. Class B	10,320	51
*,^	Patriot National Inc.	9,080	38
			599,672
Real Estate Investment Trusts (REITs) (25.0%)
	Simon Property Group Inc.	304,407	57,755
	American Tower
	Corporation	416,763	38,426
	Public Storage	144,793	36,124
	Crown Castle International
	Corp.	328,355	28,403
	Equity Residential	358,402	26,697
	AvalonBay Communities Inc.	134,700	23,120
	Welltower Inc.	348,160	22,206
	Weyerhaeuser Co.	776,959	20,185
	Equinix Inc.	65,633	19,932
	Prologis Inc.	515,799	19,838
	Ventas Inc.	327,624	18,239
	Boston Properties Inc.	151,071	17,243
	General Growth
	Properties Inc.	563,253	15,501
	Vornado Realty Trust	166,984	14,421
	Realty Income Corp.	245,481	14,370
	Essex Property Trust Inc.	64,965	13,596

			Market
			Value•
		Shares	($000)
	HCP Inc.	457,468	13,532
	Digital Realty Trust Inc.	143,939	11,381
	Host Hotels & Resorts Inc.	739,354	11,319
	Kimco Realty Corp.	406,578	10,876
	Macerich Co.	132,394	10,470
	Federal Realty Investment
	Trust	68,377	10,124
	Extra Space Storage Inc.	115,398	9,480
	Annaly Capital
	Management Inc.	932,510	9,446
	UDR Inc.	257,798	8,850
	SL Green Realty Corp.	98,101	8,651
	VEREIT Inc.	885,699	7,103
	Duke Realty Corp.	338,179	6,994
	Mid-America Apartment
	Communities Inc.	73,863	6,643
	Regency Centers Corp.	92,175	6,506
	Camden Property Trust	85,481	6,389
	American Capital
	Agency Corp.	341,770	6,176
	Omega Healthcare
	Investors Inc.	184,027	5,900
	National Retail
	Properties Inc.	133,945	5,891
	Iron Mountain Inc.	196,030	5,759
	Apartment Investment &
	Management Co.	154,006	5,638
	Alexandria Real Estate
	Equities Inc.	70,867	5,610
	WP Carey Inc.	97,609	5,533
	Equity LifeStyle
	Properties Inc.	78,272	5,492
	American Campus
	Communities Inc.	124,940	5,469
	CubeSmart	169,769	5,076
	DDR Corp.	301,072	5,037
	Kilroy Realty Corp.	90,115	4,891
	Spirit Realty Capital Inc.	431,359	4,611
	Lamar Advertising Co.
	Class A	80,224	4,583
*	Forest City Realty Trust
	Inc. Class A	237,181	4,423
	Liberty Property Trust	146,771	4,239
	Taubman Centers Inc.	59,454	4,211
	Starwood Property
	Trust Inc.	233,826	4,101
	Brixmor Property Group Inc.	174,730	4,094
	Highwoods Properties Inc.	93,889	4,089
	Weingarten Realty
	Investors	115,461	4,068
	Sovran Self Storage Inc.	38,048	4,050
	EPR Properties	58,796	3,659
	Douglas Emmett Inc.	136,146	3,654
	Senior Housing Properties
	Trust	232,149	3,624
	Hospitality Properties Trust	148,193	3,598
	Healthcare Trust of
	America Inc. Class A	124,555	3,464
	Sun Communities Inc.	50,984	3,443
	Retail Properties of
	America Inc.	231,853	3,406
	Corrections Corp. of
	America	114,507	3,313
*	Equity Commonwealth	120,804	3,217
	DCT Industrial Trust Inc.	86,153	3,118
	Gramercy Property Trust	411,828	3,109
^	Apple Hospitality REIT Inc.	162,786	3,095
	Tanger Factory Outlet
	Centers Inc.	94,226	3,023

		Market
		Value•
	Shares	($000)
Post Properties Inc.	53,590	2,987
Healthcare Realty Trust Inc.	98,404	2,855
Two Harbors Investment
Corp.	358,837	2,781
Outfront Media Inc.	134,297	2,746
Sunstone Hotel
Investors Inc.	211,239	2,725
Piedmont Office Realty
Trust Inc. Class A	148,121	2,721
Medical Properties
Trust Inc.	234,256	2,710
LaSalle Hotel Properties	110,525	2,691
Rayonier Inc.	123,017	2,685
RLJ Lodging Trust	127,622	2,676
New Residential
Investment Corp.	226,610	2,654
MFA Financial Inc.	362,591	2,469
CyrusOne Inc.	61,902	2,454
Equity One Inc.	89,143	2,443
Education Realty Trust Inc.	61,312	2,431
Communications Sales &
Leasing Inc.	125,670	2,369
Paramount Group Inc.	156,417	2,365
Columbia Property
Trust Inc.	116,521	2,362
Urban Edge Properties	96,765	2,353
First Industrial Realty
Trust Inc.	108,604	2,337
Gaming and Leisure
Properties Inc.	89,142	2,335
NorthStar Realty
Finance Corp.	186,204	2,326
Chimera Investment Corp.	176,640	2,302
DuPont Fabros
Technology Inc.	63,761	2,273
Acadia Realty Trust	67,325	2,225
Kite Realty Group Trust	81,774	2,201
National Health
Investors Inc.	34,767	2,187
Corporate Office
Properties Trust	92,993	2,176
Brandywine Realty Trust	176,622	2,174
Ryman Hospitality
Properties Inc.	45,063	2,157
Care Capital Properties Inc.	81,187	2,152
Blackstone Mortgage
Trust Inc. Class A	86,430	2,138
GEO Group Inc.	72,968	2,119
STORE Capital Corp.	82,417	1,990
CBL & Associates
Properties Inc.	166,775	1,923
American Homes 4 Rent
Class A	136,853	1,916
Pebblebrook Hotel Trust	69,843	1,897
CoreSite Realty Corp.	29,244	1,885
Hudson Pacific
Properties Inc.	73,900	1,884
PS Business Parks Inc.	19,749	1,813
Retail Opportunity
Investments Corp.	97,230	1,787
Colony Capital Inc. Class A	108,937	1,787
Physicians Realty Trust	103,051	1,770
DiamondRock
Hospitality Co.	195,447	1,739
Washington REIT	67,133	1,737
Empire State Realty
Trust Inc.	110,569	1,734
Cousins Properties Inc.	199,962	1,732
EastGroup Properties Inc.	31,363	1,701

Financials Index Fund

			Market
			Value•
		Shares	($000)
	QTS Realty Trust Inc.
	Class A	37,866	1,686
	Mack-Cali Realty Corp.	82,401	1,640
	Lexington Realty Trust	209,133	1,619
	Xenia Hotels & Resorts Inc.	104,666	1,603
	WP Glimcher Inc.	180,340	1,558
	LTC Properties Inc.	34,074	1,514
	New York REIT Inc.	157,626	1,513
	Chesapeake Lodging Trust	58,491	1,486
	Monogram Residential
	Trust Inc.	155,127	1,409
	Invesco Mortgage
	Capital Inc.	119,618	1,353
	Select Income REIT	65,343	1,347
	Ramco-Gershenson
	Properties Trust	77,328	1,299
	Hatteras Financial Corp.	94,257	1,296
	Pennsylvania REIT	67,178	1,287
	Global Net Lease Inc.	164,060	1,268
	Sabra Health Care REIT Inc.	62,994	1,255
	American Assets Trust Inc.	32,948	1,222
	CYS Investments Inc.	153,517	1,204
	STAG Industrial Inc.	66,061	1,160
	Parkway Properties Inc.	81,775	1,095
	Potlatch Corp.	39,922	1,056
	Government Properties
	Income Trust	68,791	1,021
	Apollo Commercial Real
	Estate Finance Inc.	66,037	1,020
	FelCor Lodging Trust Inc.	132,656	982
	Redwood Trust Inc.	82,310	979
	PennyMac Mortgage
	Investment Trust	72,326	952
	Inland Real Estate Corp.	89,350	947
	Terreno Realty Corp.	42,357	938
	Capstead Mortgage Corp.	94,079	913
	Summit Hotel Properties Inc.	83,842	906
	Rexford Industrial Realty Inc.	53,685	905
*	Colony Starwood Homes	40,605	892
	Alexander’s Inc.	2,288	880
	InfraREIT Inc.	40,129	847
	Franklin Street Properties
	Corp.	88,234	839
	Hersha Hospitality Trust
	Class A	41,570	837
	ARMOUR Residential
	REIT Inc.	42,867	825
	New Senior Investment
	Group Inc.	84,455	818
	Investors Real Estate Trust	123,393	758
	Chatham Lodging Trust	37,377	750
	Rouse Properties Inc.	39,135	714
*	iStar Inc.	84,325	713
	American Capital Mortgage
	Investment Corp.	50,672	700
	Agree Realty Corp.	18,860	699
	Universal Health Realty
	Income Trust	12,362	641
	Saul Centers Inc.	12,572	616
	NorthStar Realty Europe
	Corp.	62,339	608
	Four Corners Property
	Trust Inc.	36,825	604
	Monmouth Real Estate
	Investment Corp.	53,957	598
	Altisource Residential Corp.	55,734	523
	Urstadt Biddle Properties
	Inc. Class A	26,310	520
	Ashford Hospitality Trust Inc.	92,722	513

			Market
			Value•
		Shares	($000)
	CareTrust REIT Inc.	44,576	508
	Anworth Mortgage Asset
	Corp.	102,125	480
	First Potomac Realty Trust	56,469	478
	American Residential
	Properties Inc.	30,023	477
	Cedar Realty Trust Inc.	69,253	473
	Getty Realty Corp.	25,568	465
	Silver Bay Realty Trust Corp.	33,495	461
	Ladder Capital Corp.	44,189	457
	New York Mortgage
	Trust Inc.	107,352	449
	Western Asset Mortgage
	Capital Corp.	39,960	432
*	Campus Crest
	Communities Inc.	60,341	422
	CatchMark Timber Trust
	Inc. Class A	38,307	408
	National Storage Affiliates
	Trust	22,250	402
	Apollo Residential
	Mortgage Inc.	30,914	399
	Winthrop Realty Trust	29,947	394
	Resource Capital Corp.	33,378	370
	AG Mortgage Investment
	Trust Inc.	27,301	337
	Dynex Capital Inc.	49,831	316
	Ashford Hospitality
	Prime Inc.	28,129	276
	Arbor Realty Trust Inc.	38,852	264
	One Liberty Properties Inc.	12,389	263
	Ares Commercial Real
	Estate Corp.	26,408	257
	Easterly Government
	Properties Inc.	14,362	246
	RAIT Financial Trust	88,015	231
	Newcastle Investment Corp.	63,168	222
^	United Development
	Funding IV	29,397	94
			847,267
Real Estate Management & Development (0.8%)
*	CBRE Group Inc. Class A	295,957	7,520
*	Realogy Holdings Corp.	143,697	4,594
	Jones Lang LaSalle Inc.	44,410	4,533
*	Howard Hughes Corp.	35,019	3,250
	Kennedy-Wilson
	Holdings Inc.	82,188	1,563
	Alexander & Baldwin Inc.	45,529	1,526
*,^	St. Joe Co.	51,116	778
	RE/MAX Holdings Inc.
	Class A	16,426	527
*	Altisource Portfolio
	Solutions SA	13,294	356
*	Marcus & Millichap Inc.	14,547	324
*	Forestar Group Inc.	30,693	299
*	Tejon Ranch Co.	14,998	264
*	FRP Holdings Inc.	6,048	205
*	RMR Group Inc. Class A	6,841	154
*	Tejon Ranch Co. Warrants
	Exp. 08/31/2016	1,227	—
			25,893
Thrifts & Mortgage Finance (1.0%)
	New York Community
	Bancorp Inc.	474,563	7,180
*	MGIC Investment Corp.	331,791	2,269
	Radian Group Inc.	204,988	2,214
	Washington Federal Inc.	91,904	1,947
	Capitol Federal Financial Inc.	129,143	1,623

		Market
		Value•
	Shares	($000)
Astoria Financial Corp.	89,095	1,327
TFS Financial Corp.	71,621	1,210
Northwest Bancshares Inc.	93,785	1,181
* Essent Group Ltd.	58,372	1,124
Kearny Financial Corp.	90,572	1,084
Provident Financial
Services Inc.	57,753	1,074
* Beneficial Bancorp Inc.	81,249	1,039
EverBank Financial Corp.	79,462	1,035
* BofI Holding Inc.	52,698	977
WSFS Financial Corp.	28,159	853
Northfield Bancorp Inc.	40,109	630
Oritani Financial Corp.	36,925	625
* Walker & Dunlop Inc.	26,693	617
* LendingTree Inc.	6,491	574
United Financial Bancorp Inc.	45,791	530
* PHH Corp.	58,190	528
TrustCo Bank Corp. NY	91,001	525
Dime Community
Bancshares Inc.	30,323	516
*,^ Nationstar Mortgage
Holdings Inc.	42,123	498
* Flagstar Bancorp Inc.	21,441	412
* Ocwen Financial Corp.	104,485	396
Waterstone Financial Inc.	27,683	391
Federal Agricultural
Mortgage Corp.	9,043	293
Meridian Bancorp Inc.	21,064	290
* Walter Investment
Management Corp.	36,106	271
* NMI Holdings Inc. Class A	50,427	257
* PennyMac Financial
Services Inc. Class A	17,392	216
		33,706
Total Common Stocks
(Cost $3,753,743)		3,384,620
Temporary Cash Investment (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%
(Cost $2,961)	2,960,882	2,961
Total Investments (100.0%)
(Cost $3,756,704)		3,387,581

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		288
Receivables for Investment Securities Sold 13,512
Receivables for Accrued Income		4,881
Receivables for Capital Shares Issued		292
Other Assets		1,306
Total Other Assets		20,279
Liabilities
Payables for Investment Securities
Purchased		(10,012)
Collateral for Securities on Loan		(2,961)
Payables for Capital Shares Redeemed		(54)
Payables to Vanguard		(1,322)
Other Liabilities		(5,112)
Total Liabilities		(19,461)
Net Assets (100%)		3,388,399

Financials Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,904,911
Undistributed Net Investment Income	682
Accumulated Net Realized Losses	(148,069)
Unrealized Appreciation (Depreciation)
Investment Securities	(369,123)
Futures Contracts	(2)
Net Assets	3,388,399

ETF Shares—Net Assets
Applicable to 73,977,016 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,198,453
Net Asset Value Per Share—
ETF Shares	$43.24

Admiral Shares—Net Assets
Applicable to 8,766,135 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	189,946
Net Asset Value Per Share—
Admiral Shares	$21.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,796,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,961,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	35,173
Interest[1]	1
Securities Lending	235
Total Income	35,409
Expenses
The Vanguard Group—Note B
Investment Advisory Services	302
Management and Administrative—
ETF Shares	820
Management and Administrative—
Admiral Shares	51
Marketing and Distribution—
ETF Shares	119
Marketing and Distribution—
Admiral Shares	11
Custodian Fees	57
Shareholders’ Reports—ETF Shares	54
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,417
Net Investment Income	33,992
Realized Net Gain (Loss)
Investment Securities Sold	72,894
Futures Contracts	1
Realized Net Gain (Loss)	72,895
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(392,892)
Futures Contracts	(2)
Change in Unrealized Appreciation
(Depreciation)	(392,894)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(286,007)
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,992	57,404
Realized Net Gain (Loss)	72,895	249,955
Change in Unrealized Appreciation (Depreciation)	(392,894)	(293,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	(286,007)	13,775
Distributions
Net Investment Income
ETF Shares	(44,851)	(48,665)
Admiral Shares	(2,794)	(3,179)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(47,645)	(51,844)
Capital Share Transactions
ETF Shares	430,299	927,131
Admiral Shares	6,899	49,405
Net Increase (Decrease) from Capital Share Transactions	437,198	976,536
Total Increase (Decrease)	103,546	938,467
Net Assets
Beginning of Period	3,284,853	2,346,386
End of Period[1]	3,388,399	3,284,853
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $682,000 and $14,335,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$47.70	$47.32	$39.80	$32.03	$28.25	$27.92
Investment Operations
Net Investment Income	.455	.917	. 876	. 825.639		. 526
Net Realized and Unrealized Gain (Loss)
on Investments	(4.261)	.349	7.494	7.747	3.747	. 287
Total from Investment Operations	(3.806)	1.266	8.370	8.572	4.386	.813
Distributions
Dividends from Net Investment Income	(. 654)	(. 886)	(.850)	(.802)	(. 606)	(.483)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 654)	(. 886)	(.850)	(.802)	(. 606)	(.483)
Net Asset Value, End of Period	$43.24	$47.70	$47.32	$39.80	$32.03	$28.25

Total Return	-8.11%	2.63%	21.20%	27.10%	15.87%	2.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,198	$3,081	$2,191	$1,464	$768	$544
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.36%	1.99%	2.00%	2.26%	2.16%	1.63%
Portfolio Turnover Rate[1]	7%	4%	5%	9%	7%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.91	$23.72	$19.95	$16.05	$14.16	$13.99
Investment Operations
Net Investment Income	. 228.460		.438	.414	. 320	. 263
Net Realized and Unrealized Gain (Loss)
on Investments	(2.140)	.174	3.758	3.888	1.874	.150
Total from Investment Operations	(1.912)	.634	4.196	4.302	2.194	.413
Distributions
Dividends from Net Investment Income	(. 328)	(.444)	(. 426)	(. 402)	(. 304)	(. 243)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 328)	(.444)	(. 426)	(. 402)	(. 304)	(. 243)
Net Asset Value, End of Period	$21.67	$23.91	$23.72	$19.95	$16.05	$14.16

Total Return[1]	-8.11%	2.64%	21.19%	27.13%	15.84%	2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$190	$204	$155	$132	$73	$62
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.35%	1.99%	2.00%	2.26%	2.16%	1.63%
Portfolio Turnover Rate[2]	7%	4%	5%	9%	7%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral

Financials Index Fund

received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $288,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,384,526	—	94
Temporary Cash Investments	2,961	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	3,387,486	—	94
1 Represents variation margin on the last day of the reporting period.

Financials Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	37	3,570	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $71,216,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $149,748 to offset future net capital gains of $82,382,000 through August 31, 2018, and $67,366,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $3,756,704,000. Net unrealized depreciation of investment securities for tax purposes was $369,123,000, consisting of unrealized gains of $100,084,000 on securities that had risen in value since their purchase and $469,207,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $885,491,000 of investment securities and sold $453,982,000 of investment securities, other than temporary cash investments. Purchases and sales include $730,132,000 and $343,133,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	776,854	16,931	1,583,939	31,943
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(346,555)	(7,550)	(656,808)	(13,650)
Net Increase (Decrease)—ETF Shares	430,299	9,381	927,131	18,293
Admiral Shares
Issued	47,521	2,007	96,095	3,886
Issued in Lieu of Cash Distributions	2,452	103	2,813	114
Redeemed	(43,074)	(1,865)	(49,503)	(2,020)
Net Increase (Decrease) —Admiral Shares	6,899	245	49,405	1,980

At February 29, 2016, one shareholder was the record or beneficial owner of 43% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VHT	VHCIX
Expense Ratio[1]	0.09%	0.10%
30-Day SEC Yield	1.50%	1.50%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	345	338	2,477
Median Market Cap	$80.0B	$80.0B	$50.7B
Price/Earnings Ratio	25.4x	25.4x	20.0x
Price/Book Ratio	3.5x	3.5x	2.5x
Return on Equity	15.4%	15.4%	17.6%
Earnings Growth Rate	9.7%	9.7%	8.3%
Dividend Yield	1.6%	1.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.71
Beta	1.00	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	23.7%
Health Care Distributors	3.5
Health Care Equipment	15.5
Health Care Facilities	2.2
Health Care Services	3.6
Health Care Supplies	1.4
Health Care Technology	1.3
Life Sciences Tools & Services	4.8
Managed Health Care	9.2
Pharmaceuticals	34.8

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.0%
Pfizer Inc.	Pharmaceuticals	6.3
Merck & Co. Inc.	Pharmaceuticals	4.8
Gilead Sciences Inc.	Biotechnology	4.3
Allergan plc	Pharmaceuticals	3.9
UnitedHealth Group Inc.	Managed
	Health Care	3.9
Medtronic plc	Health Care
	Equipment	3.8
Amgen Inc.	Biotechnology	3.7
Bristol-Myers Squibb Co.	Pharmaceuticals	3.6
AbbVie Inc.	Biotechnology	3.1
Top Ten		47.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares and 0.09% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		7.18%	20.34%	11.10%
Net Asset Value		7.22	20.36	11.10
Admiral Shares	2/5/2004	7.21	20.36	11.09

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Biotechnology (23.6%)
	Gilead Sciences Inc.	2,918,469	254,636
	Amgen Inc.	1,527,546	217,339
	AbbVie Inc.	3,310,445	180,783
*	Celgene Corp.	1,591,005	160,421
*	Biogen Inc.	451,379	117,097
*	Alexion
	Pharmaceuticals Inc.	456,713	64,305
*	Regeneron
	Pharmaceuticals Inc.	155,156	59,583
	Baxalta Inc.	1,238,163	47,694
*	Vertex
	Pharmaceuticals Inc.	497,674	42,546
*	BioMarin
	Pharmaceutical Inc.	325,411	26,641
*	Incyte Corp.	339,113	24,925
*	Medivation Inc.	329,846	11,799
*	United Therapeutics Corp.	92,056	11,225
*	Alkermes plc	301,785	9,739
*	Alnylam
	Pharmaceuticals Inc.	153,791	9,008
*	Ionis Pharmaceuticals Inc.	242,243	8,372
*	Seattle Genetics Inc.	226,068	6,825
*	Neurocrine Biosciences Inc.	173,454	6,380
*,^	OPKO Health Inc.	654,750	6,089
*	Myriad Genetics Inc.	138,765	4,857
*	Anacor Pharmaceuticals Inc.	75,435	4,811
*	Cepheid	145,373	4,315
*	Intercept
	Pharmaceuticals Inc.	34,198	3,809
*,^	Kite Pharma Inc.	77,346	3,459
*	Ultragenyx
	Pharmaceutical Inc.	54,589	3,329
*	Ligand Pharmaceuticals Inc.	36,056	3,327
*	ACADIA
	Pharmaceuticals Inc.	190,604	3,290
*,^	Juno Therapeutics Inc.	91,090	3,204
*	Portola
	Pharmaceuticals Inc.	112,496	3,169
*	Bluebird Bio Inc.	65,737	3,038
*,^	Intrexon Corp.	92,310	2,857
*	Acorda Therapeutics Inc.	86,707	2,836
*	Puma Biotechnology Inc.	55,253	2,474
*	Ironwood Pharmaceuticals
	Inc. Class A	255,991	2,470
*,^	Novavax Inc.	543,430	2,369
*	Ophthotech Corp.	49,066	2,210
*	TESARO Inc.	52,766	2,135
*	Emergent BioSolutions Inc.	62,564	2,117
*	ARIAD Pharmaceuticals Inc.	360,815	1,970
*,^	ZIOPHARM Oncology Inc.	237,231	1,865
*	Prothena Corp. plc	57,839	1,842
*	AMAG Pharmaceuticals Inc.	68,485	1,800
*	Halozyme Therapeutics Inc.	219,443	1,784
*	Agios Pharmaceuticals Inc.	45,204	1,734
*	FibroGen Inc.	97,581	1,691

			Market
			Value•
		Shares	($000)
*,^	Exelixis Inc.	454,046	1,653
*	Radius Health Inc.	56,009	1,641
*	Achillion
	Pharmaceuticals Inc.	219,784	1,624
*	Repligen Corp.	62,894	1,618
*,^	MiMedx Group Inc.	187,332	1,542
*	Insmed Inc.	118,079	1,444
*	Acceleron Pharma Inc.	56,097	1,421
*	Celldex Therapeutics Inc.	199,450	1,356
*	Amicus Therapeutics Inc.	215,041	1,325
*	ImmunoGen Inc.	175,472	1,277
*	Dynavax Technologies Corp.	77,422	1,248
*	Sage Therapeutics Inc.	42,054	1,236
*	Sarepta Therapeutics Inc.	85,610	1,174
*	Merrimack
	Pharmaceuticals Inc.	202,361	1,172
*	Clovis Oncology Inc.	61,629	1,148
*,^	Spark Therapeutics Inc.	35,102	1,118
*	Momenta
	Pharmaceuticals Inc.	131,660	1,107
*,^	Eagle Pharmaceuticals Inc.	17,440	1,106
*	Exact Sciences Corp.	192,915	970
*,^	Heron Therapeutics Inc.	60,956	968
	PDL BioPharma Inc.	312,739	941
*	Retrophin Inc.	65,226	928
*	Genomic Health Inc.	36,296	923
*	NewLink Genetics Corp.	43,796	921
*	Alder
	Biopharmaceuticals Inc.	48,244	916
*	MacroGenics Inc.	55,145	881
*,^	Insys Therapeutics Inc.	50,402	881
*,^	Inovio Pharmaceuticals Inc.	136,855	862
*,^	Keryx
	Biopharmaceuticals Inc.	213,744	859
*,^	Lexicon
	Pharmaceuticals Inc.	83,038	776
*	Sangamo BioSciences Inc.	141,594	742
*	Arena Pharmaceuticals Inc.	485,798	724
*	Array BioPharma Inc.	285,154	716
*	Epizyme Inc.	77,749	683
*	Vanda Pharmaceuticals Inc.	84,609	664
*	Aduro Biotech Inc.	43,882	639
*	Axovant Sciences Ltd.	49,904	629
*	Xencor Inc.	56,720	624
*	TG Therapeutics Inc.	74,136	618
*	Spectrum
	Pharmaceuticals Inc.	134,662	609
*	Blueprint Medicines Corp.	34,030	590
*	Enanta Pharmaceuticals Inc.	20,574	584
*	Infinity Pharmaceuticals Inc.	98,499	569
*	Atara Biotherapeutics Inc.	34,605	569
*,^	MannKind Corp.	538,308	554
*	Trevena Inc.	64,842	543
*	Raptor Pharmaceutical Corp.	156,132	540
*	Otonomy Inc.	41,350	524
*	Coherus Biosciences Inc.	34,412	488
*	PTC Therapeutics Inc.	58,817	469
*,^	Arrowhead Research Corp.	119,398	466

			Market
			Value•
		Shares	($000)
*,^	Seres Therapeutics Inc.	19,586	453
*,^	Immunomedics Inc.	178,292	403
*,^	Organovo Holdings Inc.	175,412	395
*	Chimerix Inc.	83,515	385
*	Bellicum
	Pharmaceuticals Inc.	42,403	382
*	Regulus Therapeutics Inc.	58,112	382
*	Esperion Therapeutics Inc.	24,736	368
*,^	Advaxis Inc.	63,500	347
*	Aegerion
	Pharmaceuticals Inc.	54,308	306
*,^	Foundation Medicine Inc.	20,597	305
*	Loxo Oncology Inc.	15,445	290
*,^	Sorrento Therapeutics Inc.	40,824	247
^	Osiris Therapeutics Inc.	34,526	247
*	OvaScience Inc.	43,692	242
*	BioCryst
	Pharmaceuticals Inc.	119,084	237
*	Karyopharm
	Therapeutics Inc.	39,070	231
*	Versartis Inc.	34,844	229
*	Arbutus Biopharma Corp.	70,974	224
*	OncoMed
	Pharmaceuticals Inc.	21,572	206
*	Zafgen Inc.	29,841	187
*	Avalanche
	Biotechnologies Inc.	33,440	171
*	Immune Design Corp.	16,650	167
*	Cara Therapeutics Inc.	32,798	161
*	Orexigen Therapeutics Inc.	226,460	161
*	Dicerna
	Pharmaceuticals Inc.	25,299	125
*	XBiotech Inc.	12,892	99
*	Synta
	Pharmaceuticals Corp.	174,262	40
			1,392,739
Health Care Equipment & Supplies (16.9%)
	Medtronic plc	2,862,783	221,551
	Abbott Laboratories	3,020,977	117,033
	Stryker Corp.	684,427	68,361
	Becton Dickinson and Co.	426,777	62,928
*	Boston Scientific Corp.	2,724,241	46,258
	Baxter International Inc.	1,107,805	43,769
*	Intuitive Surgical Inc.	75,671	42,607
*	Edwards Lifesciences
	Corp.	436,929	38,013
	Zimmer Biomet
	Holdings Inc.	382,586	37,038
	St. Jude Medical Inc.	572,500	30,738
	CR Bard Inc.	149,887	28,835
	DENTSPLY
	International Inc.	283,948	17,309
*	Hologic Inc.	487,055	16,867
	ResMed Inc.	283,677	16,144
*	Varian Medical
	Systems Inc.	196,152	15,343
	Cooper Cos. Inc.	98,221	14,042
*	IDEXX Laboratories Inc.	184,185	13,475

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Sirona Dental Systems Inc.	112,938	12,490
	Teleflex Inc.	84,026	12,001
	STERIS plc	172,501	11,095
*	DexCom Inc.	164,654	10,712
*	Align Technology Inc.	137,482	9,078
	West Pharmaceutical
	Services Inc.	145,420	9,019
*	Alere Inc.	164,600	8,773
*	ABIOMED Inc.	80,808	6,465
	Hill-Rom Holdings Inc.	132,019	6,119
*	LivaNova plc	88,292	4,983
	Cantel Medical Corp.	71,434	4,545
*	NuVasive Inc.	98,611	4,122
*	Neogen Corp.	75,281	3,708
*	Masimo Corp.	97,957	3,707
*	Integra LifeSciences
	Holdings Corp.	58,702	3,602
*	Insulet Corp.	115,022	3,524
*	Globus Medical Inc.	144,110	3,502
*	Haemonetics Corp.	103,033	3,305
*	Wright Medical Group NV	185,515	3,170
*	ICU Medical Inc.	28,915	2,657
*	Natus Medical Inc.	66,836	2,428
*	Halyard Health Inc.	94,158	2,403
*	Greatbatch Inc.	55,760	2,108
	CONMED Corp.	50,602	2,011
	Analogic Corp.	25,240	1,893
*	Nevro Corp.	30,949	1,783
	Abaxis Inc.	43,766	1,717
	Meridian Bioscience Inc.	84,631	1,705
*	Cynosure Inc. Class A	41,167	1,674
*	NxStage Medical Inc.	109,334	1,629
*	Merit Medical Systems Inc.	85,183	1,602
*	Orthofix International NV	37,805	1,452
*	Zeltiq Aesthetics Inc.	62,225	1,433
*	Anika Therapeutics Inc.	29,385	1,326
*	Endologix Inc.	147,285	1,270
*	Spectranetics Corp.	85,212	1,208
	Atrion Corp.	2,983	1,121
*	LDR Holding Corp.	51,822	1,075
*	HeartWare International Inc.	33,116	1,058
*	Vascular Solutions Inc.	34,764	1,045
*	AtriCure Inc.	62,013	1,028
*	Quidel Corp.	57,243	897
*	Inogen Inc.	25,603	875
*,^	Rockwell Medical Inc.	90,767	871
*	Accuray Inc.	161,733	817
*	OraSure Technologies Inc.	113,390	761
	Invacare Corp.	59,957	726
*	K2M Group Holdings Inc.	50,214	595
*	AngioDynamics Inc.	53,919	586
*	Cardiovascular Systems Inc.	59,342	496
*	STAAR Surgical Co.	65,227	406
*	GenMark Diagnostics Inc.	80,331	398
*	Glaukos Corp.	22,776	375
*	Tandem Diabetes Care Inc.	37,150	332
*	Wright Medical Group Inc.
	CVR Exp. 12/31/2049	14,554	18
			998,010
Health Care Providers & Services (18.5%)
	UnitedHealth Group Inc.	1,930,158	229,882
*	Express Scripts
	Holding Co.	1,369,636	96,395
	Aetna Inc.	706,240	76,719
	Cigna Corp.	521,682	72,832
	McKesson Corp.	465,901	72,504
	Anthem Inc.	528,311	69,045
	Cardinal Health Inc.	666,314	54,438
	Humana Inc.	300,228	53,131

			Market
			Value•
		Shares	($000)
*	HCA Holdings Inc.	660,412	45,707
	AmerisourceBergen Corp.
	Class A	395,505	34,259
*	Henry Schein Inc.	168,507	27,880
*	DaVita HealthCare
	Partners Inc.	341,767	22,546
*	Laboratory Corp. of
	America Holdings	204,240	22,434
	Universal Health Services
	Inc. Class B	185,296	20,451
	Quest Diagnostics Inc.	289,915	19,288
*	Centene Corp.	228,421	13,011
*	MEDNAX Inc.	189,452	12,701
*	Health Net Inc.	156,095	9,712
*	VCA Inc.	163,924	8,365
*	Envision Healthcare
	Holdings Inc.	374,996	8,246
*	WellCare Health Plans Inc.	89,045	8,002
*	Acadia Healthcare Co. Inc.	140,371	7,778
	Patterson Cos. Inc.	177,189	7,697
*	Amsurg Corp.	109,051	7,421
*	Team Health Holdings Inc.	146,427	6,526
	HealthSouth Corp.	184,625	6,504
*	LifePoint Health Inc.	88,123	5,495
*	Brookdale Senior Living Inc.	372,724	5,356
*	Molina Healthcare Inc.	85,086	5,279
	Owens & Minor Inc.	126,954	5,003
*	Tenet Healthcare Corp.	201,327	4,997
	Chemed Corp.	34,086	4,380
*	Community Health
	Systems Inc.	238,612	3,608
*	Magellan Health Inc.	51,751	3,260
*	Premier Inc. Class A	87,653	2,851
*	Air Methods Corp.	75,486	2,742
*,^	Diplomat Pharmacy Inc.	76,983	2,742
*	AMN Healthcare
	Services Inc.	96,416	2,741
*	ExamWorks Group Inc.	79,939	2,326
*	Surgical Care Affiliates Inc.	55,628	2,255
	Ensign Group Inc.	97,600	2,002
*	Amedisys Inc.	50,751	1,865
	Select Medical
	Holdings Corp.	184,829	1,810
	Kindred Healthcare Inc.	168,550	1,771
*	HealthEquity Inc.	69,139	1,439
*	PharMerica Corp.	61,678	1,425
*,^	Adeptus Health Inc. Class A	23,715	1,350
*	Providence Service Corp.	27,794	1,321
	US Physical Therapy Inc.	25,216	1,278
	Aceto Corp.	58,649	1,258
*	Triple-S Management Corp.
	Class B	47,559	1,247
	National HealthCare Corp.	18,765	1,203
*	LHC Group Inc.	27,198	969
*	Capital Senior Living Corp.	56,092	958
*	CorVel Corp.	22,328	926
*	Healthways Inc.	64,466	679
	Universal American Corp.	97,199	649
	Landauer Inc.	19,160	557
*	Civitas Solutions Inc.	29,946	554
*,^	AAC Holdings Inc.	17,886	365
	National Research Corp.
	Class A	18,846	282
*	Hanger Inc.	34,103	85
			1,090,502
Health Care Technology (1.3%)
*	Cerner Corp.	623,454	31,834
*	athenahealth Inc.	78,009	10,069
*	IMS Health Holdings Inc.	331,598	8,549

			Market
			Value•
		Shares	($000)
*	Allscripts Healthcare
	Solutions Inc.	362,960	4,544
*	Medidata Solutions Inc.	111,699	3,854
*	Veeva Systems Inc.
	Class A	153,707	3,733
*	HMS Holdings Corp.	178,034	2,345
*	Omnicell Inc.	72,327	1,980
*	Inovalon Holdings Inc.
	Class A	100,001	1,719
	Quality Systems Inc.	90,925	1,414
	Computer Programs &
	Systems Inc.	21,556	1,221
*	Press Ganey Holdings Inc.	42,771	1,128
*	HealthStream Inc.	51,305	1,060
*	Castlight Health Inc. Class B 79,829		265
*	Evolent Health Inc. Class A	25,030	251
			73,966
Life Sciences Tools & Services (4.8%)
	Thermo Fisher
	Scientific Inc.	808,307	104,425
*	Illumina Inc.	296,537	44,552
	Agilent Technologies Inc.	668,922	24,984
*	Waters Corp.	166,169	19,992
*	Mettler-Toledo
	International Inc.	55,399	17,446
*	Quintiles Transnational
	Holdings Inc.	185,875	11,656
	PerkinElmer Inc.	226,643	10,711
*	Charles River Laboratories
	International Inc.	94,402	6,932
	Bio-Techne Corp.	75,086	6,445
*	PAREXEL International Corp. 107,797		6,327
*	Bruker Corp.	237,962	6,182
*	Bio-Rad Laboratories Inc.
	Class A	41,306	5,561
*	INC Research Holdings Inc.
	Class A	70,075	2,781
*	Cambrex Corp.	63,095	2,434
*	Affymetrix Inc.	160,745	2,257
*	VWR Corp.	92,494	2,257
*	PRA Health Sciences Inc.	42,643	1,841
*	Luminex Corp.	78,147	1,460
*	Pacific Biosciences of
	California Inc.	129,095	1,070
*	Albany Molecular
	Research Inc.	53,615	790
*,^	Accelerate Diagnostics Inc.	60,940	733
*	Fluidigm Corp.	58,060	385
*,^	Sequenom Inc.	237,256	349
			281,570
Other (0.0%)[1]
*	Dyax Corp CVR
	Expire 12/31/2019	299,743	333
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	4
*	Durata Therapeutics
	Inc CVR Expire12/31/2018	48	—
*	Clinical Data CVR	8,685	—
			337
Pharmaceuticals (34.8%)
	Johnson & Johnson	5,603,483	589,542
	Pfizer Inc.	12,502,127	370,938
	Merck & Co. Inc.	5,657,151	284,046
*	Allergan plc	798,348	231,609
	Bristol-Myers Squibb Co.	3,378,505	209,231
	Eli Lilly & Co.	2,019,657	145,415
	Zoetis Inc.	957,286	39,306
*	Mylan NV	846,472	38,151
	Perrigo Co. plc	296,557	37,440

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Endo International plc	434,213	18,154
*	Mallinckrodt plc	234,751	15,266
*	Jazz Pharmaceuticals plc	123,883	15,062
*	Prestige Brands
	Holdings Inc.	106,244	5,195
*	Horizon Pharma plc	273,676	4,696
*	Catalent Inc.	188,657	4,579
*	Medicines Co.	140,689	4,525
*	Impax Laboratories Inc.	135,590	4,432
*	Akorn Inc.	161,967	4,307
*	Pacira Pharmaceuticals Inc.	73,890	3,843
*	Nektar Therapeutics	267,107	2,984
*,^	Innoviva Inc.	173,357	2,032
*	TherapeuticsMD Inc.	311,344	1,902
*	Depomed Inc.	122,111	1,866
*	Intra-Cellular Therapies Inc.
	Class A	63,690	1,791
*	Lannett Co. Inc.	54,944	1,382
*,^	Cempra Inc.	77,615	1,306
*	SciClone
	Pharmaceuticals Inc.	95,604	948
	Phibro Animal Health Corp.
	Class A	31,670	876
*	Supernus
	Pharmaceuticals Inc.	68,865	864
*	Theravance Biopharma Inc.	50,835	799
*,^	Omeros Corp.	72,077	731
*	Amphastar
	Pharmaceuticals Inc.	69,283	730
*	Aerie Pharmaceuticals Inc.	41,027	691
*	Revance Therapeutics Inc.	38,841	687
*	Dermira Inc.	29,237	674
*,^	Relypsa Inc.	50,574	671
*	Intersect ENT Inc.	37,023	669
*	Sagent Pharmaceuticals Inc.	46,684	662
*	Sucampo Pharmaceuticals
	Inc. Class A	45,325	596
*,^	XenoPort Inc.	122,215	546
*	Collegium
	Pharmaceutical Inc.	26,093	455
*	Teligent Inc.	73,762	432
*,^	BioDelivery Sciences
	International Inc.	99,818	387
*	Tetraphase
	Pharmaceuticals Inc.	58,951	238
*	Aratana Therapeutics Inc.	63,450	207
*	Ocular Therapeutix Inc.	25,296	199
			2,051,062
Total Common Stocks
(Cost $5,817,802)			5,888,186
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.475%
	(Cost $23,072)	23,071,600	23,072
Total Investments (100.3%)
(Cost $5,840,874)			5,911,258

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	542
Receivables for Investment Securities Sold 19,519
Receivables for Accrued Income	11,166
Receivables for Capital Shares Issued	686
Total Other Assets	31,913
Liabilities
Payables for Investment Securities
Purchased	(15,746)
Collateral for Securities on Loan	(23,072)
Payables for Capital Shares Redeemed	(336)
Payables to Vanguard	(2,127)
Other Liabilities	(9,783)
Total Liabilities	(51,064)
Net Assets (100%)	5,892,107

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,845,987
Undistributed Net Investment Income	11,813
Accumulated Net Realized Losses	(36,077)
Unrealized Appreciation (Depreciation)	70,384
Net Assets	5,892,107

ETF Shares—Net Assets
Applicable to 42,878,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,140,227
Net Asset Value Per Share—
ETF Shares	$119.88

Admiral Shares—Net Assets
Applicable to 12,538,809 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	751,880
Net Asset Value Per Share—
Admiral Shares	$59.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,609,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $23,072,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	44,911
Interest[1]	4
Securities Lending	979
Total Income	45,894
Expenses
The Vanguard Group—Note B
Investment Advisory Services	555
Management and Administrative—
ETF Shares	1,464
Management and Administrative—
Admiral Shares	224
Marketing and Distribution—
ETF Shares	207
Marketing and Distribution—
Admiral Shares	42
Custodian Fees	42
Shareholders’ Reports—ETF Shares	146
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	2,685
Net Investment Income	43,209
Realized Net Gain (Loss)
Investment Securities Sold	144,466
Futures Contracts	229
Realized Net Gain (Loss)	144,695
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(744,628)
Futures Contracts	(301)
Change in Unrealized Appreciation
(Depreciation)	(744,929)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(557,025)
1 Interest income from an affiliated company of the fund was $2,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,209	68,860
Realized Net Gain (Loss)	144,695	629,725
Change in Unrealized Appreciation (Depreciation)	(744,929)	(169,193)
Net Increase (Decrease) in Net Assets Resulting from Operations	(557,025)	529,392
Distributions
Net Investment Income
ETF Shares	(71,101)	(43,207)
Admiral Shares	(10,193)	(5,312)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(81,294)	(48,519)
Capital Share Transactions
ETF Shares	(127,382)	2,078,687
Admiral Shares	7,089	359,341
Net Increase (Decrease) from Capital Share Transactions	(120,293)	2,438,028
Total Increase (Decrease)	(758,612)	2,918,901
Net Assets
Beginning of Period	6,650,719	3,731,818
End of Period[1]	5,892,107	6,650,719
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,813,000 and $49,898,000.

Health Care Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$132.34	$117.17	$89.94	$70.32	$59.58	$49.72
Investment Operations
Net Investment Income	.866	1.350	1.333	1.155	1.197	1.057
Net Realized and Unrealized Gain (Loss)
on Investments	(11.707)	15.105	27.033	19.663	10.592	9.782
Total from Investment Operations	(10.841)	16.455	28.366	20.818	11.789	10.839
Distributions
Dividends from Net Investment Income	(1.619)	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.619)	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)
Net Asset Value, End of Period	$119.88	$132.34	$117.17	$89.94	$70.32	$59.58

Total Return	-8.29%	14.08%	31.76%	30.01%	20.07%	21.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,140	$5,826	$3,319	$1,918	$894	$692
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.25%	1.40%	1.69%	1.92%	1.74%
Portfolio Turnover Rate[1]	8%	4%	5%	5%	9%	9%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$66.20	$58.61	$44.99	$35.18	$29.81	$24.87
Investment Operations
Net Investment Income	.433	. 676.666		.580	.599	.533
Net Realized and Unrealized Gain (Loss)
on Investments	(5.863)	7.557	13.523	9.831	5.298	4.888
Total from Investment Operations	(5.430)	8.233	14.189	10.411	5.897	5.421
Distributions
Dividends from Net Investment Income	(.810)	(. 643)	(. 569)	(.601)	(. 527)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.810)	(. 643)	(. 569)	(.601)	(. 527)	(.481)
Net Asset Value, End of Period	$59.96	$66.20	$58.61	$44.99	$35.18	$29.81

Total Return[1]	-8.30%	14.11%	31.77%	30.00%	20.08%	21.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$752	$824	$413	$247	$98	$75
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.24%	1.40%	1.69%	1.92%	1.74%
Portfolio Turnover Rate[2]	8%	4%	5%	5%	9%	9%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 29, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the

Health Care Index Fund

collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $542,000, representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,887,849	—	337
Temporary Cash Investments	23,072	—	—
Total	5,910,921	—	337

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $173,752,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $6,812,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $5,840,874,000. Net unrealized appreciation of investment securities for tax purposes was $70,384,000, consisting of unrealized gains of $405,253,000 on securities that had risen in value since their purchase and $334,869,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $532,042,000 of investment securities and sold $686,795,000 of investment securities, other than temporary cash investments. Purchases and sales include $249,800,000 and $448,615,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	325,889	2,503	3,421,822	25,827
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(453,271)	(3,650)	(1,343,135)	(10,125)
Net Increase (Decrease)—ETF Shares	(127,382)	(1,147)	2,078,687	15,702
Admiral Shares
Issued	142,906	2,232	495,307	7,460
Issued in Lieu of Cash Distributions	9,385	144	4,851	78
Redeemed	(145,202)	(2,290)	(140,817)	(2,134)
Net Increase (Decrease) —Admiral Shares	7,089	86	359,341	5,404

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VIS	VINAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.09%	2.09%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	342	340	2,477
Median Market Cap	$34.7B	$34.7B	$50.7B
Price/Earnings Ratio	19.1x	19.1x	20.0x
Price/Book Ratio	3.3x	3.3x	2.5x
Return on Equity	17.9%	17.9%	17.6%
Earnings Growth Rate	6.3%	6.3%	8.3%
Dividend Yield	2.2%	2.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.88
Beta	1.00	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.4%
Agricultural & Farm Machinery	1.5%
Air Freight & Logistics	5.9
Airlines	6.3
Building Products	2.6
Construction & Engineering	1.6
Construction & Farm Machinery
& Heavy Trucks	4.8
Diversified Support Services	1.2
Electrical Components & Equipment	5.3
Environmental & Facilities Services	3.0
Industrial Conglomerates	20.5
Industrial Machinery	8.5
Railroads	5.7
Research & Consulting Services	2.9
Security & Alarm Services	1.0
Trading Companies & Distributors	2.7
Trucking	1.5
Other Industrials	2.6

Ten Largest Holdings (% of total net assets)

General Electric Co.	Industrial
	Conglomerates	12.5%
3M Co.	Industrial
	Conglomerates	4.4
United
Technologies Corp.	Aerospace & Defense	3.7
Boeing Co.	Aerospace & Defense	3.4
Honeywell
International Inc.	Aerospace & Defense	3.4
Union Pacific Corp.	Railroads	3.1
United Parcel
Service Inc.	Air Freight & Logistics	3.1
Lockheed
Martin Corp.	Aerospace & Defense	2.7
Danaher Corp.	Industrial Conglomerates	2.5
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	1.8
Top Ten		40.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares and 0.08% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-3.60%	11.18%	7.57%
Net Asset Value		-3.58	11.20	7.57
Admiral Shares	5/8/2006	-3.58	11.21	6.22[1]

1 Since inception.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Aerospace & Defense (22.3%)
	United Technologies Corp.	768,908	74,292
	Boeing Co.	580,769	68,635
	Honeywell
	International Inc.	668,068	67,709
	Lockheed Martin Corp.	252,356	54,456
	Raytheon Co.	274,759	34,029
	General Dynamics Corp.	245,187	33,412
	Northrop Grumman Corp.	158,097	30,389
	Rockwell Collins Inc.	119,940	10,503
*	TransDigm Group Inc.	48,988	10,463
	Textron Inc.	250,494	8,554
	L-3 Communications
	Holdings Inc.	71,526	8,391
*	Spirit AeroSystems
	Holdings Inc. Class A	127,671	5,873
	Huntington Ingalls
	Industries Inc.	43,206	5,663
	Orbital ATK Inc.	53,410	4,474
	B/E Aerospace Inc.	95,983	4,187
	Hexcel Corp.	87,108	3,600
	BWX Technologies Inc.	92,267	2,943
	Curtiss-Wright Corp.	40,285	2,844
*	Teledyne Technologies Inc.	30,384	2,588
	HEICO Corp. Class A	34,336	1,500
*	Esterline Technologies Corp.	26,453	1,482
	Triumph Group Inc.	44,752	1,363
*	KLX Inc.	47,694	1,335
*	Moog Inc. Class A	30,632	1,323
	HEICO Corp.	18,267	1,051
*	TASER International Inc.	49,511	959
*	DigitalGlobe Inc.	61,056	918
*	Aerojet Rocketdyne
	Holdings Inc.	46,460	721
	Cubic Corp.	20,355	715
	AAR Corp.	30,211	643
*	Aerovironment Inc.	19,008	473
*	Astronics Corp.	13,670	435
	National Presto
	Industries Inc.	4,368	356
*	Engility Holdings Inc.	16,416	238
*	KEYW Holding Corp.	27,628	172
	American Science &
	Engineering Inc.	6,599	156
*	Kratos Defense & Security
	Solutions Inc.	42,107	141
*	Astronics Corp. Class B	2,203	68
			447,054
Air Freight & Logistics (5.9%)
	United Parcel Service Inc.
	Class B	635,207	61,329
	FedEx Corp.	244,779	33,505
	CH Robinson
	Worldwide Inc.	131,053	9,152
	Expeditors International
	of Washington Inc.	170,918	7,825
*,^	XPO Logistics Inc.	98,890	2,449

			Market
			Value•
		Shares	($000)
*	Hub Group Inc. Class A	32,494	1,200
	Forward Air Corp.	28,098	1,144
*	Atlas Air Worldwide
	Holdings Inc.	22,535	816
*	Echo Global Logistics Inc.	24,320	620
*	Air Transport Services
	Group Inc.	48,329	558
	Park-Ohio Holdings Corp.	7,293	214
			118,812
Airlines (6.3%)
	Delta Air Lines Inc.	717,630	34,618
	Southwest Airlines Co.	593,426	24,894
	American Airlines Group Inc.	575,150	23,581
*	United Continental
	Holdings Inc.	340,176	19,479
	Alaska Air Group Inc.	115,387	8,527
*	JetBlue Airways Corp.	287,483	6,325
*	Spirit Airlines Inc.	65,876	3,146
	Allegiant Travel Co. Class A	12,296	2,015
*	Hawaiian Holdings Inc.	44,778	1,926
	SkyWest Inc.	45,876	828
*	Virgin America Inc.	13,701	427
*	Republic Airways
	Holdings Inc.	17,293	11
			125,777
Building Products (2.6%)
	Masco Corp.	307,019	8,658
	Fortune Brands Home
	& Security Inc.	145,718	7,318
	Allegion plc	87,517	5,514
	Lennox International Inc.	38,658	4,995
	AO Smith Corp.	68,426	4,816
	Owens Corning	100,920	4,331
*	USG Corp.	85,419	1,819
*	Armstrong World
	Industries Inc.	34,980	1,418
	Universal Forest
	Products Inc.	18,428	1,414
*	Masonite
	International Corp.	23,318	1,341
	Simpson Manufacturing
	Co. Inc.	37,545	1,274
*	Trex Co. Inc.	29,019	1,250
	Apogee Enterprises Inc.	26,583	1,061
	AAON Inc.	39,338	976
*	American Woodmark Corp.	12,349	843
*	Gibraltar Industries Inc.	27,271	674
	Advanced Drainage
	Systems Inc.	31,916	619
*	Continental Building
	Products Inc.	33,018	557
*	Builders FirstSource Inc.	66,160	525
	Quanex Building Products
	Corp.	30,073	518
*	Patrick Industries Inc.	10,775	476
	Griffon Corp.	29,576	440
	Insteel Industries Inc.	16,042	420
*	PGT Inc.	41,931	415

			Market
			Value•
		Shares	($000)
*	Nortek Inc.	9,055	373
*	NCI Building Systems Inc.	26,312	288
*	Ply Gem Holdings Inc.	18,934	193
			52,526
Commercial Services & Supplies (6.3%)
	Waste Management Inc.	407,411	22,754
	Tyco International plc	385,751	13,571
	Republic Services Inc.
	Class A	221,230	10,110
*	Stericycle Inc.	77,546	8,835
	Cintas Corp.	83,733	7,033
	Waste Connections Inc.	111,512	6,877
	ADT Corp.	150,499	6,076
	KAR Auction Services Inc.	125,495	4,444
*	Copart Inc.	103,239	3,897
	Pitney Bowes Inc.	182,448	3,306
	RR Donnelley & Sons Co.	188,572	2,862
	Deluxe Corp.	45,146	2,592
	Rollins Inc.	88,879	2,447
	Healthcare Services
	Group Inc.	61,712	2,189
*	Clean Harbors Inc.	44,922	1,914
	ABM Industries Inc.	48,893	1,535
	Covanta Holding Corp.	108,298	1,508
	Tetra Tech Inc.	54,396	1,497
	UniFirst Corp.	13,774	1,452
	Matthews International
	Corp. Class A	29,916	1,417
	Herman Miller Inc.	54,103	1,411
	HNI Corp.	40,074	1,355
	MSA Safety Inc.	28,741	1,255
	Brink’s Co.	42,305	1,237
	G&K Services Inc. Class A	18,245	1,210
	Mobile Mini Inc.	41,594	1,195
	Brady Corp. Class A	43,703	1,142
	Steelcase Inc. Class A	82,625	1,032
	Essendant Inc.	34,854	1,027
	Interface Inc. Class A	60,131	956
	West Corp.	41,639	928
	Knoll Inc.	44,838	856
*	ACCO Brands Corp.	98,166	718
	US Ecology Inc.	19,369	717
	Multi-Color Corp.	12,157	592
	McGrath RentCorp	22,310	549
	Viad Corp.	18,052	512
*	Team Inc.	18,522	475
	Ennis Inc.	22,990	454
*	SP Plus Corp.	14,479	361
	Kimball International Inc.
	Class B	31,491	332
	Quad/Graphics Inc.	25,021	317
*	InnerWorkings Inc.	34,128	235
	CECO Environmental Corp.	23,664	147
*	ARC Document
	Solutions Inc.	34,309	120
*	Civeo Corp.	95,064	85
			125,534

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Construction & Engineering (1.6%)
	Fluor Corp.	129,216	5,949
*	Jacobs Engineering
	Group Inc.	111,860	4,323
*	AECOM	129,584	3,558
*	Quanta Services Inc.	145,773	2,958
	Chicago Bridge & Iron
	Co. NV	86,548	2,903
	EMCOR Group Inc.	56,740	2,603
	KBR Inc.	130,421	1,804
*	Dycom Industries Inc.	29,637	1,689
	Granite Construction Inc.	35,903	1,488
*	MasTec Inc.	61,816	1,050
	Comfort Systems USA Inc.	34,447	966
	Primoris Services Corp.	35,120	750
*	Aegion Corp. Class A	33,288	603
*	Tutor Perini Corp.	35,267	471
*	MYR Group Inc.	18,645	418
	Argan Inc.	11,312	365
*	Great Lakes Dredge &
	Dock Corp.	50,075	170
*	Ameresco Inc. Class A	17,153	88
			32,156
Electrical Equipment (5.4%)
	Emerson Electric Co.	597,261	29,164
	Eaton Corp. plc	422,990	23,988
	Rockwell Automation Inc.	120,459	12,539
	AMETEK Inc.	217,060	10,074
	Acuity Brands Inc.	39,950	8,367
*	Sensata Technologies
	Holding NV	155,285	5,297
	Hubbell Inc. Class B	50,102	4,978
	Regal Beloit Corp.	40,508	2,211
*	Generac Holdings Inc.	62,563	2,173
	EnerSys	40,509	2,081
	AZZ Inc.	23,400	1,182
	Franklin Electric Co. Inc.	36,576	1,092
*,^	SolarCity Corp.	52,716	972
*	Babcock & Wilcox
	Enterprises Inc.	46,470	908
	Encore Wire Corp.	17,914	647
*	Thermon Group Holdings Inc.	29,367	498
	General Cable Corp.	43,884	377
*,^	Plug Power Inc.	164,683	342
	Powell Industries Inc.	8,633	228
*	Vicor Corp.	15,098	125
*	FuelCell Energy Inc.	20,198	115
	Allied Motion
	Technologies Inc.	4,775	88
*	Power Solutions
	International Inc.	4,001	40
			107,486
Industrial Conglomerates (20.5%)
	General Electric Co.	8,611,734	250,946
	3M Co.	561,816	88,132
	Danaher Corp.	562,770	50,238
	Roper Technologies Inc.	91,982	15,447
	Carlisle Cos. Inc.	58,941	5,314
	Raven Industries Inc.	34,008	520
			410,597
Machinery (14.8%)
	Caterpillar Inc.	531,269	35,967
	Illinois Tool Works Inc.	298,056	28,092
	Deere & Co.	284,469	22,809
	PACCAR Inc.	322,517	16,610
	Cummins Inc.	153,600	14,987
	Ingersoll-Rand plc	238,198	13,234
	Stanley Black & Decker Inc.	136,619	12,843
	Parker-Hannifin Corp.	124,077	12,557

			Market
			Value•
		Shares	($000)
	Dover Corp.	141,785	8,618
	Pentair plc	164,476	7,847
	Snap-on Inc.	52,991	7,666
	Wabtec Corp.	87,351	6,167
	Xylem Inc.	163,993	6,135
	IDEX Corp.	69,923	5,255
	Flowserve Corp.	120,508	5,064
*	Middleby Corp.	51,805	4,797
*	WABCO Holdings Inc.	49,735	4,690
	Graco Inc.	51,018	3,996
	Toro Co.	49,518	3,947
	Nordson Corp.	51,734	3,708
	Allison Transmission
	Holdings Inc.	140,454	3,326
	Donaldson Co. Inc.	115,880	3,272
	Lincoln Electric Holdings Inc.	59,505	3,247
	AGCO Corp.	62,995	3,118
	ITT Corp.	80,777	2,848
	Woodward Inc.	51,710	2,428
	Valmont Industries Inc.	21,003	2,374
	Oshkosh Corp.	68,261	2,355
	Terex Corp.	101,058	2,262
	Trinity Industries Inc.	139,557	2,211
	CLARCOR Inc.	45,272	2,179
	Crane Co.	41,967	2,058
*	Colfax Corp.	78,575	1,989
	Timken Co.	64,929	1,937
	Manitowoc Co. Inc.	117,245	1,858
*	Rexnord Corp.	90,671	1,645
	Hillenbrand Inc.	57,144	1,607
	Barnes Group Inc.	44,567	1,529
	Kennametal Inc.	72,048	1,450
	John Bean
	Technologies Corp.	26,387	1,388
*	Proto Labs Inc.	21,303	1,386
*	RBC Bearings Inc.	21,365	1,361
	Mueller Industries Inc.	49,367	1,294
	Watts Water Technologies
	Inc. Class A	24,290	1,253
	Mueller Water Products Inc.
	Class A	145,021	1,249
	Actuant Corp. Class A	51,178	1,198
	Joy Global Inc.	88,694	1,146
	EnPro Industries Inc.	20,040	1,040
	Albany International Corp.	26,154	958
	Briggs & Stratton Corp.	39,719	845
	ESCO Technologies Inc.	23,636	844
	Standex International Corp.	11,686	823
	Astec Industries Inc.	17,551	762
^	Lindsay Corp.	10,505	761
	Tennant Co.	15,549	724
*	Wabash National Corp.	59,855	702
	Federal Signal Corp.	57,503	682
*	TriMas Corp.	40,721	673
	Greenbrier Cos. Inc.	25,736	655
*	Meritor Inc.	85,020	632
*	SPX FLOW Inc.	33,036	619
	Sun Hydraulics Corp.	20,282	604
	Altra Industrial Motion Corp.	23,617	574
*	Chart Industries Inc.	28,068	566
	Gorman-Rupp Co.	21,260	537
	CIRCOR International Inc.	12,406	497
	Hyster-Yale Materials
	Handling Inc.	7,832	463
	Alamo Group Inc.	8,753	454
*	Lydall Inc.	15,147	438
	Global Brass & Copper
	Holdings Inc.	19,054	420
	Douglas Dynamics Inc.	19,762	386
	SPX Corp.	32,291	381

			Market
			Value•
		Shares	($000)
	Kadant Inc.	9,959	380
*,^	Navistar International Corp.	43,942	370
*	Blount International Inc.	37,353	362
^	American Railcar
	Industries Inc.	8,513	351
	NN Inc.	22,755	288
	Harsco Corp.	71,662	272
	Columbus McKinnon Corp.	16,676	231
*	Milacron Holdings Corp.	14,677	201
	Titan International Inc.	39,507	200
	FreightCar America Inc.	10,997	163
			297,815
Marine (0.2%)
*	Kirby Corp.	49,490	2,801
	Matson Inc.	39,332	1,577
			4,378
Professional Services (3.8%)
	Nielsen Holdings plc	316,455	15,930
	Equifax Inc.	108,106	11,338
*	Verisk Analytics Inc.
	Class A	146,868	10,698
*	IHS Inc. Class A	61,825	6,429
	ManpowerGroup Inc.	67,172	5,202
	Robert Half
	International Inc.	121,526	4,787
	Dun & Bradstreet Corp.	32,628	3,125
	CEB Inc.	30,292	1,644
*	WageWorks Inc.	32,441	1,563
*	On Assignment Inc.	42,813	1,413
	Korn/Ferry International	46,600	1,324
*	FTI Consulting Inc.	37,811	1,244
*	Huron Consulting Group Inc.	20,643	1,146
*	Advisory Board Co.	38,460	1,134
	Exponent Inc.	23,517	1,098
*	TransUnion	33,161	875
*	TrueBlue Inc.	38,078	874
*	Navigant Consulting Inc.	42,743	649
	Insperity Inc.	13,448	639
*	ICF International Inc.	15,644	528
	Resources Connection Inc.	34,463	478
*	RPX Corp.	46,375	460
*	TriNet Group Inc.	34,321	449
*	CBIZ Inc.	42,335	449
	Kelly Services Inc. Class A	25,801	445
	Heidrick & Struggles
	International Inc.	15,523	365
	Kforce Inc.	22,136	353
*	Mistras Group Inc.	15,607	335
*	GP Strategies Corp.	12,259	302
*	Franklin Covey Co.	9,229	159
	Acacia Research Corp.	43,253	137
			75,572
Road & Rail (7.2%)
	Union Pacific Corp.	779,356	61,460
	CSX Corp.	890,121	21,488
	Norfolk Southern Corp.	272,726	19,955
	Kansas City Southern	99,719	8,148
	JB Hunt Transport
	Services Inc.	84,031	6,411
*	Old Dominion Freight
	Line Inc.	57,802	3,732
*	Genesee & Wyoming Inc.
	Class A	51,914	2,945
*	Hertz Global Holdings Inc.	344,642	2,929
	Ryder System Inc.	48,228	2,736
	AMERCO	7,082	2,428
*	Avis Budget Group Inc.	91,525	2,347
	Landstar System Inc.	39,377	2,331
*	Swift Transportation Co.	83,088	1,416

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Knight Transportation Inc.	55,715	1,350
	Werner Enterprises Inc.	42,565	1,130
	Heartland Express Inc.	48,173	886
*	Saia Inc.	22,699	596
	ArcBest Corp.	22,189	434
	Marten Transport Ltd.	23,433	384
*	Roadrunner Transportation
	Systems Inc.	28,935	337
	Celadon Group Inc.	25,439	228
*	YRC Worldwide Inc.	19,400	156
			143,827
Trading Companies & Distributors (2.7%)
^	Fastenal Co.	251,120	11,373
	WW Grainger Inc.	51,563	11,184
*	HD Supply Holdings Inc.	180,265	5,010
*	United Rentals Inc.	84,702	4,368
	MSC Industrial Direct Co.
	Inc. Class A	43,739	3,043
	Watsco Inc.	23,228	2,963
	Air Lease Corp. Class A	88,051	2,646
*	WESCO International Inc.	38,443	1,693
*	Beacon Roofing Supply Inc.	44,920	1,622
	GATX Corp.	37,432	1,610
*	NOW Inc.	97,359	1,575
	Applied Industrial
	Technologies Inc.	34,085	1,312
	Aircastle Ltd.	58,195	1,167
*	MRC Global Inc.	92,982	1,111
	Kaman Corp.	22,258	978
*	Univar Inc.	32,177	506
*	Rush Enterprises Inc.
	Class A	27,036	469
	H&E Equipment
	Services Inc.	30,029	396
	TAL International Group Inc.	27,691	353
*	BMC Stock Holdings Inc.	13,578	207
*	DXP Enterprises Inc.	11,254	153
*	CAI International Inc.	14,892	116
			53,855
Transportation Infrastructure (0.2%)
	Macquarie Infrastructure
	Corp.	69,221	4,226
*	Wesco Aircraft
	Holdings Inc.	62,106	794
			5,020
Total Common Stocks
(Cost $2,049,264)			2,000,409
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.475%
	(Cost $4,767)	4,767,301	4,767
Total Investments (100.1%)
(Cost $2,054,031)			2,005,176

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	177
Receivables for Investment Securities Sold 8,056
Receivables for Accrued Income	7,643
Receivables for Capital Shares Issued	24
Total Other Assets	15,900
Liabilities
Payables for Investment Securities
Purchased	(7,399)
Collateral for Securities on Loan	(4,767)
Payables for Capital Shares Redeemed	(210)
Payables to Vanguard	(818)
Other Liabilities	(3,860)
Total Liabilities	(17,054)
Net Assets (100%)	2,004,022

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,070,410
Undistributed Net Investment Income	8,461
Accumulated Net Realized Losses	(25,964)
Unrealized Appreciation (Depreciation)
Investment Securities	(48,855)
Futures Contracts	(30)
Net Assets	2,004,022

ETF Shares—Net Assets
Applicable to 19,777,095 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,941,855
Net Asset Value Per Share—
ETF Shares	$98.19

Admiral Shares—Net Assets
Applicable to 1,232,324 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	62,167
Net Asset Value Per Share—
Admiral Shares	$50.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,487,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,767,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	24,220
Interest[1]	1
Securities Lending	218
Total Income	24,439
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative—
ETF Shares	490
Management and Administrative—
Admiral Shares	16
Marketing and Distribution—
ETF Shares	78
Marketing and Distribution—
Admiral Shares	3
Custodian Fees	42
Shareholders’ Reports—ETF Shares	33
Shareholders’ Reports—Admiral Shares	—
Total Expenses	860
Net Investment Income	23,579
Realized Net Gain (Loss) on
Investment Securities Sold	20,353
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(33,967)
Futures Contracts	(30)
Change in Unrealized Appreciation
(Depreciation)	(33,997)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,935
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,579	37,956
Realized Net Gain (Loss)	20,353	78,038
Change in Unrealized Appreciation (Depreciation)	(33,997)	(202,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,935	(86,133)
Distributions
Net Investment Income
ETF Shares	(38,924)	(30,975)
Admiral Shares	(1,289)	(1,196)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(40,213)	(32,171)
Capital Share Transactions
ETF Shares	73,334	130,360
Admiral Shares	(2,779)	(1,970)
Net Increase (Decrease) from Capital Share Transactions	70,555	128,390
Total Increase (Decrease)	40,277	10,086
Net Assets
Beginning of Period	1,963,745	1,953,659
End of Period[1]	2,004,022	1,963,745
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,461,000 and $25,088,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$99.23	$103.95	$84.17	$67.82	$60.12	$51.71
Investment Operations
Net Investment Income	1.106	1.914	1.508	1.517[1]	1.360	.992
Net Realized and Unrealized Gain (Loss)
on Investments	(.186)	(4.961)	19.332	16.321	7.557	8.269
Total from Investment Operations	. 920	(3.047)	20.840	17.838	8.917	9.261
Distributions
Dividends from Net Investment Income	(1.960)	(1.673)	(1.060)	(1.488)	(1.217)	(.851)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.960)	(1.673)	(1.060)	(1.488)	(1.217)	(.851)
Net Asset Value, End of Period	$98.19	$99.23	$103.95	$84.17	$67.82	$60.12

Total Return	0.95%	-3.03%	24.83%	26.69%	15.04%	17.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,942	$1,898	$1,883	$1,104	$482	$451
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.33%	1.83%	1.69%	1.97%	1.99%	1.66%
Portfolio Turnover Rate[2]	7%	4%	5%	6%	6%	5%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$50.98	$53.40	$43.24	$34.84	$30.89	$26.57
Investment Operations
Net Investment Income	.567	.982	.780	.780[1]	.699	.511
Net Realized and Unrealized Gain (Loss)
on Investments	(. 093)	(2.541)	9.922	8.382	3.878	4.248
Total from Investment Operations	.474	(1.559)	10.702	9.162	4.577	4.759
Distributions
Dividends from Net Investment Income	(1.004)	(.861)	(. 542)	(.762)	(. 627)	(. 439)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.004)	(.861)	(. 542)	(.762)	(. 627)	(. 439)
Net Asset Value, End of Period	$50.45	$50.98	$53.40	$43.24	$34.84	$30.89

Total Return[2]	0.95%	-2.98%	24.84%	26.70%	15.03%	17.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62	$66	$71	$18	$14	$14
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.34%	1.83%	1.69%	1.97%	1.99%	1.66%
Portfolio Turnover Rate[3]	7%	4%	5%	6%	6%	5%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

Industrials Index Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $177,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	30	2,894	(30)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Industrials Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $22,976,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $23,191,000 to offset future net capital gains. Of this amount, $21,658,000 is subject to expiration dates; $3,382,000 may be used to offset future net capital gains through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $1,533,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $2,054,263,000. Net unrealized depreciation of investment securities for tax purposes was $49,087,000, consisting of unrealized gains of $157,995,000 on securities that had risen in value since their purchase and $207,082,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $249,590,000 of investment securities and sold $198,558,000 of investment securities, other than temporary cash investments. Purchases and sales include $159,917,000 and $125,567,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	199,495	1,975	463,647	4,388
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(126,161)	(1,325)	(333,287)	(3,375)
Net Increase (Decrease)—ETF Shares	73,334	650	130,360	1,013
Admiral Shares
Issued	10,470	206	33,169	609
Issued in Lieu of Cash Distributions	1,221	24	1,104	21
Redeemed	(14,470)	(288)	(36,243)	(664)
Net Increase (Decrease) —Admiral Shares	(2,779)	(58)	(1,970)	(34)

At February 29, 2016, one shareholder was the record or beneficial owner of 62% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VGT	VITAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.47%	1.47%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	383	382	2,477
Median Market Cap $133.2B		$133.2B	$50.7B
Price/Earnings Ratio	20.3x	20.3x	20.0x
Price/Book Ratio	3.6x	3.6x	2.5x
Return on Equity	23.8%	23.8%	17.6%
Earnings Growth Rate	11.5%	11.5%	8.3%
Dividend Yield	1.6%	1.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.87
Beta	1.00	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.0%
Communications Equipment	5.6
Data Processing & Outsourced Services	11.9
Electronic Components	1.3
Electronic Manufacturing Services	1.2
Home Entertainment Software	1.0
Internet Software & Services	20.3
IT Consulting & Other Services	6.3
Semiconductor Equipment	1.5
Semiconductors	12.0
Systems Software	14.2
Technology Hardware, Storage & Peripherals	17.0
Other Information Technology	1.7

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	13.3%
Alphabet Inc.	Internet Software
	& Services	10.5
Microsoft Corp.	Systems Software	9.5
Facebook Inc.	Internet Software
	& Services	6.0
Visa Inc.	Data Processing
	& Outsourced Services	3.5
Intel Corp.	Semiconductors	3.5
Cisco Systems Inc.	Communications
	Equipment	3.3
International
Business	IT Consulting
Machines Corp.	& Other Services	3.0
Oracle Corp.	Systems Software	2.9
MasterCard Inc.	Data Processing
	& Outsourced Services	2.1
Top Ten Total		57.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.09% for Admiral Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		5.01%	13.22%	9.29%
Net Asset Value		5.02	13.22	9.28
Admiral Shares	3/25/2004	5.03	13.23	9.27

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (7.4%)
	Cisco Systems Inc.	10,292,006	269,445
	QUALCOMM Inc.	3,047,494	154,782
*	Palo Alto Networks Inc.	165,556	23,971
	Motorola Solutions Inc.	322,266	23,683
	Harris Corp.	252,338	19,687
	Juniper Networks Inc.	704,152	17,393
*	F5 Networks Inc.	143,176	13,769
*	ARRIS International plc	370,203	8,844
	Brocade Communications
	Systems Inc.	838,496	8,326
*	CommScope Holding
	Co. Inc.	268,630	6,767
*	ViaSat Inc.	92,125	6,726
*	Ciena Corp.	259,640	5,323
*,^	Arista Networks Inc.	74,874	5,132
*	Infinera Corp.	280,677	4,404
*	EchoStar Corp. Class A	90,208	4,032
*	NetScout Systems Inc.	192,919	3,988
	InterDigital Inc.	72,458	3,603
*	Finisar Corp.	212,996	3,106
*	Viavi Solutions Inc.	474,754	3,100
*	Polycom Inc.	269,111	2,801
	Plantronics Inc.	70,442	2,642
*	NETGEAR Inc.	61,010	2,411
*	Lumentum Holdings Inc.	94,020	2,259
*,^	Ubiquiti Networks Inc.	62,162	2,031
	ADTRAN Inc.	99,774	1,867
*	Ruckus Wireless Inc.	168,646	1,633
*	Mitel Networks Corp.	192,018	1,388
*	CalAmp Corp.	73,806	1,349
*	Ixia	113,195	1,292
*	ShoreTel Inc.	131,555	972
*	Sonus Networks Inc.	91,581	713
	Comtech
	Telecommunications Corp.	32,870	675
*	Harmonic Inc.	179,797	602
*	Calix Inc.	81,434	566
	Black Box Corp.	32,019	424
			609,706
Electronic Equipment, Instruments
& Components (4.2%)
	TE Connectivity Ltd.	783,185	44,579
	Corning Inc.	2,398,483	43,892
	Amphenol Corp. Class A	624,031	33,117
*	Flextronics
	International Ltd.	1,127,927	12,249
*	Trimble Navigation Ltd.	507,771	11,811
	CDW Corp.	290,637	11,503
	Avnet Inc.	267,557	11,010
*	Arrow Electronics Inc.	190,374	10,882
	Ingram Micro Inc.	303,420	10,862
*	Keysight Technologies Inc.	341,586	8,912
	FLIR Systems Inc.	282,844	8,757
	Jabil Circuit Inc.	345,298	7,200
	FEI Co.	82,770	6,724

			Market
			Value•
		Shares	($000)
*	Zebra Technologies Corp.	104,885	6,480
*	IPG Photonics Corp.	74,453	6,139
	Cognex Corp.	163,366	6,046
	National Instruments Corp.	207,965	6,000
	SYNNEX Corp.	59,656	5,609
*	VeriFone Systems Inc.	230,269	5,501
	Littelfuse Inc.	45,677	5,190
*	Tech Data Corp.	71,311	5,021
	Belden Inc.	86,228	4,723
*	Coherent Inc.	49,010	4,146
	Dolby Laboratories Inc.
	Class A	104,719	4,136
*	Universal Display Corp.	84,263	4,026
*	Sanmina Corp.	163,134	3,361
	Vishay Intertechnology Inc.	273,215	3,235
*	Itron Inc.	77,027	3,069
*	Anixter International Inc.	60,122	2,575
*	Plexus Corp.	68,278	2,485
*	II-VI Inc.	105,076	2,306
*	OSI Systems Inc.	37,990	2,293
*	QLogic Corp.	176,935	2,281
*	Benchmark Electronics Inc.	102,198	2,213
	Methode Electronics Inc.	72,981	2,085
*	ScanSource Inc.	55,177	2,063
*,^	Knowles Corp.	178,756	2,034
*	Rogers Corp.	37,767	2,018
*	Insight Enterprises Inc.	74,052	1,933
	Badger Meter Inc.	29,401	1,931
*	Newport Corp.	78,614	1,790
*	Fabrinet	61,149	1,746
	MTS Systems Corp.	30,289	1,664
*,^	Fitbit Inc. Class A	113,401	1,387
*	InvenSense Inc.	164,584	1,285
*	Rofin-Sinar
	Technologies Inc.	56,043	1,252
	AVX Corp.	102,111	1,199
*	Mercury Systems Inc.	70,120	1,146
*	FARO Technologies Inc.	34,467	1,105
*	ePlus Inc.	12,672	952
*	RealD Inc.	84,110	908
	CTS Corp.	58,350	844
*	TTM Technologies Inc.	126,381	829
*	GSI Group Inc.	63,126	812
*	DTS Inc.	33,911	803
*	Kimball Electronics Inc.	59,558	680
	Checkpoint Systems Inc.	88,228	663
	Park Electrochemical Corp.	38,213	544
	Daktronics Inc.	75,963	537
	PC Connection Inc.	20,365	504
			341,047
Internet Software & Services (20.2%)
*	Facebook Inc. Class A	4,603,487	492,205
*	Alphabet Inc. Class C	630,476	439,927
*	Alphabet Inc. Class A	590,683	423,650
*	Yahoo! Inc.	1,819,056	57,828
*	eBay Inc.	2,190,934	52,144
*	LinkedIn Corp. Class A	234,173	27,443
*	Twitter Inc.	1,177,087	21,329

			Market
			Value•
		Shares	($000)
*	Akamai Technologies Inc.	359,930	19,425
*	VeriSign Inc.	203,382	17,184
*	CoStar Group Inc.	65,490	11,596
	IAC/InterActiveCorp	155,379	6,902
	MercadoLibre Inc.	66,687	6,786
	j2 Global Inc.	92,739	6,777
*,^	Cimpress NV	57,253	5,049
*	Rackspace Hosting Inc.	218,416	4,702
*,^	Zillow Group Inc.	202,920	4,383
*	Pandora Media Inc.	406,515	4,155
*	comScore Inc.	91,122	3,750
*	WebMD Health Corp.	65,116	3,611
*	Stamps.com Inc.	30,008	3,557
*	GrubHub Inc.	126,869	2,986
*	Cornerstone
	OnDemand Inc.	97,822	2,817
*	Yelp Inc. Class A	131,884	2,669
*	LogMeIn Inc.	49,813	2,535
*	Demandware Inc.	68,366	2,372
*,^	Zillow Group Inc. Class A	101,280	2,345
	NIC Inc.	125,301	2,204
*	GoDaddy Inc. Class A	51,861	1,626
*	Web.com Group Inc.	86,899	1,577
*	Envestnet Inc.	75,504	1,549
*	SPS Commerce Inc.	32,894	1,471
*	Shutterstock Inc.	40,251	1,405
*	Endurance International
	Group Holdings Inc.	121,540	1,366
	EarthLink Holdings Corp.	206,189	1,163
*,^	New Relic Inc.	42,683	1,136
*,^	Gogo Inc.	104,157	1,133
*	Marketo Inc.	64,952	1,096
*	Benefitfocus Inc.	31,447	987
*	Bankrate Inc.	127,224	975
*,^	Quotient Technology Inc.	110,288	960
*	Q2 Holdings Inc.	45,665	926
*	Cvent Inc.	46,381	906
*	Angie’s List Inc.	89,196	823
*,^	Box Inc.	68,677	790
*	Hortonworks Inc.	65,970	762
*	DHI Group Inc.	85,231	663
*	SciQuest Inc.	54,473	662
*	XO Group Inc.	45,414	649
*	Intralinks Holdings Inc.	80,460	625
*	Actua Corp.	75,905	617
*	LivePerson Inc.	110,785	568
*	Monster Worldwide Inc.	171,307	510
*,^	TrueCar Inc.	93,468	508
*	Blucora Inc.	76,980	473
*	RetailMeNot Inc.	57,651	466
*,^	Alarm.com Holdings Inc.	18,858	376
*	Bazaarvoice Inc.	115,745	363
*,^	OPOWER Inc.	37,655	311
*	Internap Corp.	91,651	234
*	Rocket Fuel Inc.	52,726	187
*,^	MINDBODY Inc. Class A	15,180	179
*	Everyday Health Inc.	37,525	177
			1,658,550

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
IT Services (18.2%)
	Visa Inc. Class A	3,946,584	285,693
	International Business
	Machines Corp.	1,868,499	244,829
	MasterCard Inc. Class A	2,007,620	174,502
	Accenture plc Class A	1,266,852	127,015
*	PayPal Holdings Inc.	2,229,340	85,027
	Automatic Data
	Processing Inc.	935,076	79,192
*	Cognizant Technology
	Solutions Corp. Class A	1,232,970	70,255
*	Fiserv Inc.	463,316	44,307
	Paychex Inc.	656,092	33,716
	Fidelity National
	Information Services Inc.	572,134	33,327
*	Alliance Data Systems Corp.	123,833	26,021
*	FleetCor Technologies Inc.	158,924	20,293
	Western Union Co.	1,024,402	18,706
	Xerox Corp.	1,847,393	17,753
*	Vantiv Inc. Class A	315,338	16,410
	Global Payments Inc.	260,001	15,847
	Total System Services Inc.	334,437	14,575
*	Gartner Inc.	167,378	13,792
	Broadridge Financial
	Solutions Inc.	240,534	13,501
	Jack Henry &
	Associates Inc.	162,003	13,323
	Sabre Corp.	359,224	9,753
	CSRA Inc.	332,470	8,628
	Computer Sciences Corp.	279,882	8,063
	Heartland Payment
	Systems Inc.	74,420	6,960
*	Teradata Corp.	269,657	6,728
*	Euronet Worldwide Inc.	101,012	6,620
	Booz Allen Hamilton
	Holding Corp. Class A	239,712	6,616
	DST Systems Inc.	63,046	6,593
	MAXIMUS Inc.	133,069	6,543
*	CoreLogic Inc.	179,430	6,206
*	EPAM Systems Inc.	85,418	5,841
	Leidos Holdings Inc.	123,569	5,341
	Convergys Corp.	198,910	5,128
*	WEX Inc.	77,913	5,088
*	First Data Corp. Class A	364,775	4,560
*	CACI International Inc.
	Class A	46,437	4,487
	Science Applications
	International Corp.	83,540	3,730
*	Blackhawk Network
	Holdings Inc.	105,222	3,561
*	Acxiom Corp.	156,036	3,236
*	Syntel Inc.	67,132	3,069
*	Cardtronics Inc.	90,559	3,054
*	ExlService Holdings Inc.	63,140	2,973
	Travelport Worldwide Ltd.	209,831	2,724
*,^	NeuStar Inc. Class A	108,655	2,702
	CSG Systems
	International Inc.	66,152	2,511
*	Sykes Enterprises Inc.	78,318	2,386
*	Virtusa Corp.	57,156	2,023
	EVERTEC Inc.	134,013	1,595
	ManTech International
	Corp. Class A	49,523	1,443
*	Black Knight Financial
	Services Inc. Class A	47,592	1,395
*	Perficient Inc.	71,450	1,290
*	Unisys Corp.	98,332	1,059
	TeleTech Holdings Inc.	34,910	967

			Market
			Value•
		Shares	($000)
	Cass Information
	Systems Inc.	18,809	938
*	Net 1 UEPS
	Technologies Inc.	86,434	789
	Forrester Research Inc.	18,723	583
*	Everi Holdings Inc.	137,575	404
*	MoneyGram
	International Inc.	60,409	325
			1,493,996
Semiconductors & Semiconductor
Equipment (11.8%)
	Intel Corp.	9,567,897	283,114
	Texas Instruments Inc.	2,056,741	109,048
*	Broadcom Ltd.	787,593	105,514
	Applied Materials Inc.	2,434,305	45,935
	NVIDIA Corp.	1,087,870	34,116
	Analog Devices Inc.	633,119	33,549
	Skyworks Solutions Inc.	387,592	25,755
	Xilinx Inc.	521,406	24,621
	Lam Research Corp.	321,195	23,544
*	Micron Technology Inc.	2,201,490	23,402
	KLA-Tencor Corp.	316,127	21,414
	Linear Technology Corp.	483,577	21,094
	Maxim Integrated
	Products Inc.	573,507	19,419
	Microchip Technology Inc.	411,827	18,322
*	Qorvo Inc.	286,483	12,915
*	First Solar Inc.	152,582	10,966
	Marvell Technology
	Group Ltd.	833,676	7,962
	Teradyne Inc.	416,610	7,949
*	Microsemi Corp.	224,831	7,786
*	ON Semiconductor Corp.	831,348	6,975
	Atmel Corp.	843,921	6,819
*	Cavium Inc.	113,473	6,750
*	Cree Inc.	208,354	6,613
*	Synaptics Inc.	73,395	5,960
*	Integrated Device
	Technology Inc.	299,364	5,814
	Cypress Semiconductor
	Corp.	676,875	5,401
*	Fairchild Semiconductor
	International Inc. Class A	232,892	4,672
*	Cirrus Logic Inc.	127,956	4,508
	Monolithic Power
	Systems Inc.	75,861	4,480
*	Mellanox Technologies Ltd.	83,735	4,254
	MKS Instruments Inc.	107,681	3,543
	Intersil Corp. Class A	266,877	3,408
*	Silicon Laboratories Inc.	82,323	3,396
*	Entegris Inc.	255,172	3,154
*	Rambus Inc.	235,999	3,075
*,^	Ambarella Inc.	63,303	2,937
*,^	Advanced Micro
	Devices Inc.	1,341,643	2,871
	Tessera Technologies Inc.	94,649	2,790
	Power Integrations Inc.	58,264	2,670
*,^	SunPower Corp. Class A	109,100	2,577
*	Semtech Corp.	134,156	2,570
*	Advanced Energy
	Industries Inc.	78,665	2,347
*	Cabot Microelectronics
	Corp.	48,665	1,872
*	Kulicke & Soffa
	Industries Inc.	145,967	1,649
*	M/A-COM Technology
	Solutions Holdings Inc.	42,219	1,600
*	Veeco Instruments Inc.	82,746	1,535
*	Diodes Inc.	79,024	1,512

			Market
			Value•
		Shares	($000)
*	Inphi Corp.	59,243	1,499
*	Lattice Semiconductor
	Corp.	233,113	1,476
*	Photronics Inc.	135,750	1,381
	Brooks Automation Inc.	137,228	1,338
*,^	SunEdison Inc.	629,684	1,247
*	Amkor Technology Inc.	219,767	1,112
*	Ultratech Inc.	53,974	1,095
*	FormFactor Inc.	118,046	897
*	Applied Micro Circuits Corp.	149,088	862
*	CEVA Inc.	42,561	835
*	Rudolph Technologies Inc.	61,144	792
*	SolarEdge Technologies Inc. 28,020		686
*	Nanometrics Inc.	46,772	649
*	Xcerra Corp.	111,372	636
*	PDF Solutions Inc.	52,888	601
	IXYS Corp.	52,217	589
*	SunEdison
	Semiconductor Ltd.	85,955	587
*	Exar Corp.	85,192	455
			958,914
Software (21.2%)
	Microsoft Corp.	15,386,095	782,845
	Oracle Corp.	6,484,966	238,517
*	salesforce.com inc	1,279,030	86,654
*	Adobe Systems Inc.	1,011,422	86,123
	Intuit Inc.	508,513	49,143
*	Electronic Arts Inc.	629,095	40,413
	Activision Blizzard Inc.	1,037,822	32,868
	Symantec Corp.	1,369,632	26,448
*	Red Hat Inc.	369,852	24,170
*	Autodesk Inc.	458,720	23,734
*	Citrix Systems Inc.	311,810	22,029
	CA Inc.	667,635	19,555
*	ServiceNow Inc.	306,278	16,842
*	ANSYS Inc.	180,349	14,973
*	Synopsys Inc.	315,063	14,099
*	Workday Inc. Class A	227,085	13,727
*	Cadence Design
	Systems Inc.	603,273	13,001
	CDK Global Inc.	274,253	12,311
*	Splunk Inc.	260,575	11,361
	SS&C Technologies
	Holdings Inc.	177,510	10,347
*	Nuance
	Communications Inc.	500,291	9,761
*	Ultimate Software
	Group Inc.	54,889	9,428
*	Fortinet Inc.	296,892	8,432
*	Manhattan Associates Inc.	148,376	8,199
*,^	VMware Inc. Class A	160,410	8,099
*	Tyler Technologies Inc.	64,928	7,812
	Solera Holdings Inc.	135,336	7,538
*	Guidewire Software Inc.	144,957	7,136
*	PTC Inc.	230,358	7,120
	Fair Isaac Corp.	62,753	6,245
*	Take-Two Interactive
	Software Inc.	172,100	6,194
*	Aspen Technology Inc.	169,512	5,589
	Blackbaud Inc.	94,472	5,341
*	FireEye Inc.	289,136	4,898
*	Tableau Software Inc.
	Class A	106,571	4,865
*	NetSuite Inc.	79,632	4,811
*	Ellie Mae Inc.	57,045	4,799
*	ACI Worldwide Inc.	237,951	4,440
*	Verint Systems Inc.	123,860	4,401
*	Qlik Technologies Inc.	186,653	4,334
	Mentor Graphics Corp.	199,880	3,818

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Rovi Corp.	167,498	3,816
*	Proofpoint Inc.	77,226	3,617
*	Zynga Inc. Class A	1,592,351	3,360
*	CommVault Systems Inc.	86,703	3,249
*	MicroStrategy Inc. Class A	18,866	3,035
*	Fleetmatics Group plc	77,577	2,801
*	Paycom Software Inc.	83,560	2,664
*	Imperva Inc.	57,314	2,514
*	Bottomline Technologies
	de Inc.	83,265	2,349
*	Progress Software Corp.	90,865	2,292
*	Synchronoss
	Technologies Inc.	75,319	2,110
*	BroadSoft Inc.	55,846	2,060
^	Ebix Inc.	55,023	2,038
	Monotype Imaging
	Holdings Inc.	80,326	1,907
	Pegasystems Inc.	77,379	1,884
*	Zendesk Inc.	96,735	1,770
*	RingCentral Inc. Class A	95,209	1,761
*	RealPage Inc.	87,000	1,744
*	Infoblox Inc.	110,550	1,711
*	TiVo Inc.	198,041	1,662
*	Callidus Software Inc.	112,677	1,547
*	HubSpot Inc.	30,797	1,283
*	Paylocity Holding Corp.	41,301	1,223
*	Qualys Inc.	48,356	1,207
*	Interactive Intelligence
	Group Inc.	35,197	1,053
*	Rubicon Project Inc.	57,985	956
*	Gigamon Inc.	34,032	932
*	Xura Inc.	45,776	899
*,^	Glu Mobile Inc.	240,558	893
*	Silver Spring Networks Inc.	66,765	835
*	VASCO Data Security
	International Inc.	58,769	808
*	Textura Corp.	37,934	654
*	Tangoe Inc.	76,065	615
*	PROS Holdings Inc.	51,396	565
	Epiq Systems Inc.	39,580	541
*	Barracuda Networks Inc.	38,238	492
*	Workiva Inc.	39,280	490
*	TubeMogul Inc.	33,987	436
*	EnerNOC Inc.	53,715	330
*	Varonis Systems Inc.	16,939	312
*	Jive Software Inc.	85,979	279
*	MobileIron Inc.	59,611	201
			1,737,315
Specialty Retail (0.0%)
*	Systemax Inc.	29,893	263

		Market
		Value•
	Shares	($000)
Technology Hardware, Storage
& Peripherals (17.0%)
Apple Inc.	11,304,158	1,092,999
EMC Corp./MA	3,931,075	102,719
Hewlett Packard
Enterprise Co.	3,665,428	48,640
HP Inc.	3,643,950	38,954
SanDisk Corp.	406,965	29,407
Western Digital Corp.	469,878	20,454
Seagate Technology plc	609,424	19,112
NetApp Inc.	592,691	14,722
* NCR Corp.	254,804	5,952
Lexmark International Inc.
Class A	124,812	3,872
* Electronics For Imaging Inc.	95,628	3,788
* Cray Inc.	82,347	3,492
Diebold Inc.	123,849	3,074
* Super Micro Computer Inc.	75,605	2,455
*,^ 3D Systems Corp.	216,763	2,313
* Avid Technology Inc.	77,099	590
* Nimble Storage Inc.	69,063	500
* Eastman Kodak Co.	38,874	367
		1,393,410
Total Common Stocks
(Cost $7,124,039)		8,193,201
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.475%
(Cost $20,954)	20,954,452	20,954
Total Investments (100.2%)
(Cost $7,144,993)		8,214,155

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		746
Receivables for Investment Securities Sold 62,509
Receivables for Accrued Income		15,493
Receivables for Capital Shares Issued		270
Total Other Assets		79,018
Liabilities
Payables for Investment Securities
Purchased		(58,865)
Collateral for Securities on Loan		(20,954)
Payables for Capital Shares Redeemed		(517)
Payables to Vanguard		(2,770)
Other Liabilities		(12,041)
Total Liabilities		(95,147)
Net Assets (100%)		8,198,026

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,170,497
Undistributed Net Investment Income	22,911
Accumulated Net Realized Losses	(64,544)
Unrealized Appreciation (Depreciation)	1,069,162
Net Assets	8,198,026

ETF Shares—Net Assets
Applicable to 77,380,743 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,816,478
Net Asset Value Per Share—
ETF Shares	$101.01

Admiral Shares—Net Assets
Applicable to 7,376,375 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	381,548
Net Asset Value Per Share—
Admiral Shares	$51.73

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,098,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $20,954,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	62,785
Interest[1]	3
Securities Lending	727
Total Income	63,515
Expenses
The Vanguard Group—Note B
Investment Advisory Services	672
Management and Administrative—
ETF Shares	2,207
Management and Administrative—
Admiral Shares	106
Marketing and Distribution—
ETF Shares	265
Marketing and Distribution—
Admiral Shares	20
Custodian Fees	31
Shareholders’ Reports—ETF Shares	143
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	3,449
Net Investment Income	60,066
Realized Net Gain (Loss) on
Investment Securities Sold	181,518
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(287,898)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(46,314)
1 Interest income from an affiliated company of the fund was $3,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,066	98,802
Realized Net Gain (Loss)	181,518	349,583
Change in Unrealized Appreciation (Depreciation)	(287,898)	(347,429)
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,314)	100,956
Distributions
Net Investment Income
ETF Shares	(101,888)	(76,164)
Admiral Shares	(4,738)	(3,231)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(106,626)	(79,395)
Capital Share Transactions
ETF Shares	702,777	1,361,928
Admiral Shares	47,782	100,499
Net Increase (Decrease) from Capital Share Transactions	750,559	1,462,427
Total Increase (Decrease)	597,619	1,483,988
Net Assets
Beginning of Period	7,600,407	6,116,419
End of Period[1]	8,198,026	7,600,407
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $22,911,000 and $69,471,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$102.35	$101.41	$77.63	$72.58	$59.17	$49.40
Investment Operations
Net Investment Income	.734	1.277	1.135	1.011	.628	.464
Net Realized and Unrealized Gain (Loss)
on Investments	(. 686)	.834	23.589	4.872	13.267	9.668
Total from Investment Operations	.048	2.111	24.724	5.883	13.895	10.132
Distributions
Dividends from Net Investment Income	(1.388)	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.388)	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)
Net Asset Value, End of Period	$101.01	$102.35	$101.41	$77.63	$72.58	$59.17

Total Return	0.02%	2.05%	32.04%	8.23%	23.65%	20.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,816	$7,259	$5,876	$3,497	$2,536	$1,730
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.35%	1.38%	1.53%	1.01%	0.79%
Portfolio Turnover Rate[1]	6%	3%	6%	6%	6%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$52.41	$51.93	$39.75	$37.17	$30.30	$25.30
Investment Operations
Net Investment Income	. 376.655		.580	.521	. 320	. 238
Net Realized and Unrealized Gain (Loss)
on Investments	(. 345)	. 426	12.079	2.493	6.797	4.947
Total from Investment Operations	.031	1.081	12.659	3.014	7.117	5.185
Distributions
Dividends from Net Investment Income	(.711)	(.601)	(.479)	(. 434)	(.247)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.711)	(.601)	(.479)	(. 434)	(.247)	(.185)
Net Asset Value, End of Period	$51.73	$52.41	$51.93	$39.75	$37.17	$30.30

Total Return[1]	0.04%	2.09%	32.05%	8.24%	23.63%	20.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$382	$342	$241	$152	$95	$60
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.35%	1.38%	1.53%	1.01%	0.79%
Portfolio Turnover Rate[2]	6%	3%	6%	6%	6%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

Information Technology Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $746,000, representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $190,908,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $55,122,000 to offset future net capital gains. Of this amount, $54,606,000 is subject to expiration dates; $217,000 may be used to offset future net capital gains through August 31, 2016, $14,013,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $516,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryfor-

Information Technology Index Fund

wards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $7,144,993,000. Net unrealized appreciation of investment securities for tax purposes was $1,069,162,000, consisting of unrealized gains of $1,477,991,000 on securities that had risen in value since their purchase and $408,829,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $1,359,300,000 of investment securities and sold $652,560,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,013,525,000 and $408,772,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,120,720	10,587	2,042,645	19,526
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(417,943)	(4,125)	(680,717)	(6,550)
Net Increase (Decrease)—ETF Shares	702,777	6,462	1,361,928	12,976
Admiral Shares
Issued	96,336	1,774	171,683	3,201
Issued in Lieu of Cash Distributions	4,413	84	3,022	58
Redeemed	(52,967)	(1,002)	(74,206)	(1,375)
Net Increase (Decrease) —Admiral Shares	47,782	856	100,499	1,884

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VAW	VMIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.23%	2.23%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	118	118	2,477
Median Market Cap	$15.0B	$15.0B	$50.7B
Price/Earnings Ratio	18.9x	18.9x	20.0x
Price/Book Ratio	2.9x	2.9x	2.5x
Return on Equity	19.4%	19.4%	17.6%
Earnings Growth Rate	8.4%	8.4%	8.3%
Dividend Yield	2.3%	2.3%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.74
Beta	1.00	1.27
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	2.1%
Commodity Chemicals	6.1
Construction Materials	4.3
Diversified Chemicals	19.3
Diversified Metals & Mining	1.8
Fertilizers & Agricultural Chemicals	10.2
Gold	2.6
Industrial Gases	10.2
Metal & Glass Containers	4.5
Paper Packaging	8.7
Paper Products	1.1
Specialty Chemicals	23.3
Steel	4.8
Other Materials	1.0

Ten Largest Holdings (% of total net assets)

Dow Chemical Co.	Diversified Chemicals	8.5%
EI du Pont de
Nemours & Co.	Diversified Chemicals	8.3
Monsanto Co.	Fertilizers
	& Agricultural Chemicals	6.2
LyondellBasell
Industries NV	Commodity Chemicals	4.8
Praxair Inc.	Industrial Gases	4.5
Ecolab Inc.	Specialty Chemicals	4.3
Air Products
& Chemicals Inc.	Industrial Gases	4.2
PPG Industries Inc.	Specialty Chemicals	4.1
Sherwin-Williams
Co.	Specialty Chemicals	3.3
International Paper
Co.	Paper Products	2.2
Top Ten Total		50.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.09% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-10.13%	4.76%	6.75%
Net Asset Value		-10.12	4.77	6.75
Admiral Shares	2/11/2004	-10.15	4.78	6.74

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (69.1%)
	Dow Chemical Co.	1,992,910	96,875
	EI du Pont de Nemours
	& Co.	1,553,434	94,558
	Monsanto Co.	779,667	70,162
	LyondellBasell Industries
	NV Class A	677,180	54,317
	Praxair Inc.	504,900	51,394
	Ecolab Inc.	471,117	48,313
	Air Products &
	Chemicals Inc.	362,761	48,055
	PPG Industries Inc.	477,340	46,078
	Sherwin-Williams Co.	140,269	37,943
	Eastman Chemical Co.	263,473	16,902
	Airgas Inc.	115,026	16,278
	Celanese Corp. Class A	260,056	15,692
	CF Industries Holdings Inc.	413,188	15,065
	Mosaic Co.	564,696	15,049
	International Flavors
	& Fragrances Inc.	142,320	14,700
	Albemarle Corp.	198,728	11,172
	Ashland Inc.	112,583	10,728
	Valspar Corp.	133,754	10,465
	RPM International Inc.	235,644	9,626
	FMC Corp.	236,641	8,907
*	WR Grace & Co.	125,348	8,616
	NewMarket Corp.	18,033	6,585
*	Axalta Coating
	Systems Ltd.	252,718	6,561
	Scotts Miracle-Gro
	Co. Class A	81,749	5,642
	Cabot Corp.	110,817	4,935
	Sensient Technologies
	Corp.	79,988	4,598
	Olin Corp.	292,450	4,434
	PolyOne Corp.	152,720	4,110
	Huntsman Corp.	369,468	4,012
	Balchem Corp.	55,899	3,537
	Westlake Chemical Corp.	80,912	3,489
	HB Fuller Co.	89,561	3,447
	Minerals Technologies Inc.	61,562	3,129
*	Chemtura Corp.	107,058	2,701
	Axiall Corp.	125,022	2,488
*	GCP Applied
	Technologies Inc.	128,148	2,272
*	Platform Specialty
	Products Corp.	263,275	1,867
	Innospec Inc.	42,655	1,851
	Quaker Chemical Corp.	23,673	1,842
	Stepan Co.	35,608	1,769
	Chemours Co.	320,473	1,644

			Market
			Value•
		Shares	($000)
*	Ferro Corp.	137,519	1,366
	A Schulman Inc.	51,957	1,283
	Calgon Carbon Corp.	91,436	1,282
	Innophos Holdings Inc.	34,502	1,000
*	Kraton Performance
	Polymers Inc.	54,001	927
*	Flotek Industries Inc.	95,244	693
*	Koppers Holdings Inc.	36,796	645
*	Trinseo SA	21,375	637
	American Vanguard Corp.	46,497	586
	Tronox Ltd. Class A	112,372	582
	Rayonier Advanced
	Materials Inc.	76,228	569
	Tredegar Corp.	40,256	553
	FutureFuel Corp.	42,132	540
	Hawkins Inc.	16,577	530
^	Kronos Worldwide Inc.	39,926	254
*	LSB Industries Inc.	31,320	183
*	Intrepid Potash Inc.	98,308	97
			783,535
Construction Materials (4.3%)
	Vulcan Materials Co.	236,391	23,292
	Martin Marietta
	Materials Inc.	99,678	14,216
	Eagle Materials Inc.	88,687	5,358
*	Headwaters Inc.	130,893	2,306
*	Summit Materials Inc.
	Class A	88,116	1,609
*	US Concrete Inc.	24,663	1,326
	United States Lime
	& Minerals Inc.	3,861	205
			48,312
Containers & Packaging (13.2%)
	International Paper Co.	698,069	24,921
	Sealed Air Corp.	349,961	16,004
	WestRock Co.	455,793	15,392
	Ball Corp.	229,607	15,207
*	Crown Holdings Inc.	246,921	11,568
	Avery Dennison Corp.	161,614	10,524
	Bemis Co. Inc.	170,259	8,355
	Packaging Corp. of
	America	171,818	8,333
	AptarGroup Inc.	110,624	8,154
	Sonoco Products Co.	178,748	7,811
	Graphic Packaging
	Holding Co.	580,187	7,154
*	Berry Plastics Group Inc.	212,131	6,604
	Silgan Holdings Inc.	80,207	4,109
*	Owens-Illinois Inc.	270,594	4,048
	Greif Inc. Class A	45,669	1,211
	Myers Industries Inc.	43,655	525
			149,920

			Market
			Value•
		Shares	($000)
Metals & Mining (11.7%)
	Newmont Mining Corp.	937,846	24,224
	Nucor Corp.	566,568	22,289
	Alcoa Inc.	2,322,182	20,737
	Freeport-McMoRan Inc.	2,011,053	15,344
	Steel Dynamics Inc.	428,773	7,799
	Reliance Steel
	& Aluminum Co.	126,838	7,723
	Royal Gold Inc.	115,585	5,360
	Compass Minerals
	International Inc.	59,734	4,052
	Commercial Metals Co.	206,379	3,032
	Worthington Industries Inc.	85,567	2,662
	Allegheny Technologies Inc.	193,425	2,594
	Carpenter Technology Corp.	87,113	2,589
	Kaiser Aluminum Corp.	31,443	2,409
^	United States Steel Corp.	258,997	2,362
*	Stillwater Mining Co.	213,788	1,794
	Hecla Mining Co.	669,546	1,734
*	Coeur Mining Inc.	240,925	930
*,^	AK Steel Holding Corp.	317,111	907
	Materion Corp.	33,670	878
	Haynes International Inc.	22,041	679
	Schnitzer Steel
	Industries Inc.	46,247	677
*	Century Aluminum Co.	92,705	663
	SunCoke Energy Inc.	113,320	536
*,^	Cliffs Natural Resources Inc.	245,965	531
	TimkenSteel Corp.	61,932	479
			132,984
Oil, Gas & Consumable Fuels (0.0%)
*	Solazyme Inc.	106,953	167

Paper & Forest Products (1.7%)
*	Louisiana-Pacific Corp.	252,975	4,020
	Domtar Corp.	111,327	3,918
	Neenah Paper Inc.	29,678	1,797
	Schweitzer-Mauduit
	International Inc.	53,998	1,632
	KapStone Paper and
	Packaging Corp.	153,528	1,572
	PH Glatfelter Co.	76,877	1,412
*	Clearwater Paper Corp.	31,451	1,279
*	Boise Cascade Co.	69,036	1,156
	Deltic Timber Corp.	19,735	1,117
	Mercer International Inc.	85,697	780
*	Resolute Forest
	Products Inc.	112,491	577
			19,260
Total Common Stocks
(Cost $1,350,282)			1,134,178

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.475%
(Cost $1,186)	1,186,000	1,186
Total Investments (100.1%)
(Cost $1,351,468)		1,135,364

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		95
Receivables for Investment Securities Sold		9,207
Receivables for Accrued Income		2,335
Receivables for Capital Shares Issued		75
Total Other Assets		11,712
Liabilities
Payables for Investment Securities
Purchased		(10,114)
Collateral for Securities on Loan		(1,019)
Payables for Capital Shares Redeemed		(56)
Payables to Vanguard		(838)
Other Liabilities		(610)
Total Liabilities		(12,637)
Net Assets (100%)		1,134,439

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,407,900
Undistributed Net Investment Income	2,554
Accumulated Net Realized Losses	(59,911)
Unrealized Appreciation (Depreciation)	(216,104)
Net Assets	1,134,439

ETF Shares—Net Assets
Applicable to 10,731,566 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	968,931
Net Asset Value Per Share—
ETF Shares	$90.29

Admiral Shares—Net Assets
Applicable to 3,597,600 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	165,508
Net Asset Value Per Share—
Admiral Shares	$46.01

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,048,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,019,000 of collateral received for securities on loan. The fund received additional collateral of $166,000 on the next business day.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	12,883
Interest[1]	1
Securities Lending	179
Total Income	13,063
Expenses
The Vanguard Group—Note B
Investment Advisory Services	124
Management and Administrative—
ETF Shares	224
Management and Administrative—
Admiral Shares	44
Marketing and Distribution—
ETF Shares	40
Marketing and Distribution—
Admiral Shares	11
Custodian Fees	7
Shareholders’ Reports—ETF Shares	38
Shareholders’ Reports—Admiral Shares	1
Total Expenses	489
Net Investment Income	12,574
Realized Net Gain (Loss) on
Investment Securities Sold	17,082
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(79,251)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(49,595)
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,574	27,276
Realized Net Gain (Loss)	17,082	143,930
Change in Unrealized Appreciation (Depreciation)	(79,251)	(391,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,595)	(220,714)
Distributions
Net Investment Income
ETF Shares	(23,378)	(22,046)
Admiral Shares	(4,219)	(2,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(27,597)	(24,984)
Capital Share Transactions
ETF Shares	12,712	(86,050)
Admiral Shares	(15,953)	49,594
Net Increase (Decrease) from Capital Share Transactions	(3,241)	(36,456)
Total Increase (Decrease)	(80,433)	(282,154)
Net Assets
Beginning of Period	1,214,872	1,497,026
End of Period[1]	1,134,439	1,214,872
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,554,000 and $17,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.39	$113.50	$90.94	$79.81	$77.59	$65.40
Investment Operations
Net Investment Income	. 978	2.126	1.847	1.993	1.537	1.142
Net Realized and Unrealized Gain (Loss)
on Investments	(4.910)	(17.344)	22.612	10.708	2.259	12.852
Total from Investment Operations	(3.932)	(15.218)	24.459	12.701	3.796	13.994
Distributions
Dividends from Net Investment Income	(2.168)	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.168)	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)
Net Asset Value, End of Period	$90.29	$96.39	$113.50	$90.94	$79.81	$77.59

Total Return	-4.08%	-13.56%	27.17%	16.08%	5.09%	21.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$969	$1,022	$1,323	$796	$642	$593
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.18%	1.86%	1.88%	2.32%	1.93%	1.63%
Portfolio Turnover Rate[1]	8%	4%	4%	7%	7%	14%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$49.12	$57.84	$46.34	$40.66	$39.53	$33.32
Investment Operations
Net Investment Income	. 497	1.088	.936	1.014	.783	. 579
Net Realized and Unrealized Gain (Loss)
on Investments	(2.498)	(8.846)	11.528	5.464	1.151	6.551
Total from Investment Operations	(2.001)	(7.758)	12.464	6.478	1.934	7.130
Distributions
Dividends from Net Investment Income	(1.109)	(. 962)	(. 964)	(.798)	(. 804)	(. 920)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.109)	(. 962)	(. 964)	(.798)	(. 804)	(. 920)
Net Asset Value, End of Period	$46.01	$49.12	$57.84	$46.34	$40.66	$39.53

Total Return[1]	-4.09%	-13.54%	27.18%	16.12%	5.10%	21.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$166	$193	$175	$139	$123	$138
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.17%	1.86%	1.88%	2.32%	1.93%	1.63%
Portfolio Turnover Rate[2]	8%	4%	4%	7%	7%	14%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

Materials Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $95,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $21,127,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $55,866,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $16,576,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used

Materials Index Fund

before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,351,468,000. Net unrealized depreciation of investment securities for tax purposes was $216,104,000, consisting of unrealized gains of $75,337,000 on securities that had risen in value since their purchase and $291,441,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $118,413,000 of investment securities and sold $136,271,000 of investment securities, other than temporary cash investments. Purchases and sales include $71,231,000 and $80,790,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	94,517	1,001	383,741	3,553
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(81,805)	(875)	(469,791)	(4,600)
Net Increase (Decrease)—ETF Shares	12,712	126	(86,050)	(1,047)
Admiral Shares
Issued	25,954	550	83,611	1,523
Issued in Lieu of Cash Distributions	3,681	79	2,371	45
Redeemed	(45,588)	(952)	(36,388)	(665)
Net Increase (Decrease) —Admiral Shares	(15,953)	(323)	49,594	903

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VOX	VTCAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.28%	3.28%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	31	30	2,477
Median Market Cap	$17.2B	$17.2B	$50.7B
Price/Earnings Ratio	18.4x	18.9x	20.0x
Price/Book Ratio	2.4x	2.4x	2.5x
Return on Equity	18.1%	17.9%	17.6%
Earnings Growth Rate	13.2%	13.1%	8.3%
Dividend Yield	3.3%	3.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.34
Beta	1.01	0.63
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	21.0%
Integrated Telecommunication Services	66.5
Wireless Telecommunication Services	12.4
Other Telecommunication Services	0.1

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	22.0%
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	22.0
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.6
Level 3
Communications Inc.	Alternative Carriers	4.2
SBA	Integrated
Communications	Telecommunication
Corp.	Services	3.7
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	3.5
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.6
Telephone & Data	Wireless
Systems Inc.	Telecommunication
	Services	1.9
Sprint Corp.	Wireless
	Telecommunication
	Services	1.8
Cogent
Communications
Holdings Inc.	Alternative Carriers	1.8
Top Ten Total		68.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares and 0.09% for Admiral Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		2.73%	8.63%	7.55%
Net Asset Value		2.72	8.63	7.54
Admiral Shares	3/11/2005	2.73	8.66	7.54

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Diversified Telecommunication Services (85.1%)
	Alternative Carriers (20.4%)
*	Level 3
	Communications Inc.	1,048,352	50,897
	Cogent Communications
	Holdings Inc.	590,708	21,679
*	ORBCOMM Inc.	2,445,233	21,322
*	8x8 Inc.	1,747,035	20,318
*	Zayo Group Holdings Inc.	811,533	19,217
*	inContact Inc.	2,033,419	18,850
*	Vonage Holdings Corp.	3,369,134	18,092
	Inteliquent Inc.	1,036,139	17,635
*,^	Iridium
	Communications Inc.	2,400,522	16,636
*,^	Globalstar Inc.	10,226,919	15,954
*,2	Lumos Networks Corp.	1,248,356	15,355
*,^	pdvWireless Inc.	461,971	13,120

	Integrated Telecommunication Services (64.7%)
	AT&T Inc.	7,277,310	268,897
	Verizon
	Communications Inc.	5,285,604	268,139
	CenturyLink Inc.	1,822,556	55,752
*	SBA Communications
	Corp. Class A	470,527	44,648
	Frontier
	Communications Corp.	5,962,180	32,255
	Consolidated
	Communications
	Holdings Inc.	903,569	21,135
	Atlantic Tele-Network Inc.	255,852	18,406
*	General Communication
	Inc. Class A	957,792	18,284
*	Cincinnati Bell Inc.	5,256,382	18,187
^	Windstream Holdings Inc.	2,346,568	17,646
*	FairPoint
	Communications Inc.	939,306	14,118
	IDT Corp. Class B	958,243	12,486
			1,039,028

			Market
			Value•
		Shares	($000)
Other (0.1%)[3]
*	Leap Wireless International
	Inc CVR	577,114	1,455

Wireless Telecommunication Services (12.1%)
*	T-Mobile US Inc.	1,163,438	43,164
	Telephone & Data
	Systems Inc.	876,537	23,421
*,^	Sprint Corp.	6,457,707	22,214
	Shenandoah
	Telecommunications Co.	835,850	20,194
*	United States Cellular
	Corp.	468,038	19,377
2	Spok Holdings Inc.	1,048,028	18,571
			146,941
Total Common Stocks
(Cost $1,170,170)			1,187,424
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.7%)
[4,5]	Vanguard Market
	Liquidity Fund, 0.475%	32,871,002	32,871

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6	Federal Home Loan Bank
	Discount Notes,
	0.315%, 3/2/16	300	300
Total Temporary Cash Investments
(Cost $33,171)			33,171
Total Investments (100.0%)
(Cost $1,203,341)			1,220,595
Other Assets and Liabilities (0.0%)
Other Assets			61,758
Liabilities [5]			(61,385)
			373
Net Assets (100%)			1,220,968

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,153,798
Affiliated Vanguard Funds	32,871
Other Affiliated Issuers	33,926
Total Investments in Securities	1,220,595
Investment in Vanguard	94
Receivables for Investment
Securities Sold	61,219
Receivables for Accrued Income	137
Receivables for Capital Shares Issued	308
Total Assets	1,282,353
Liabilities
Payables for Investment Securities
Purchased	27,310
Collateral for Securities on Loan	32,871
Payables for Capital Shares Redeemed	5
Payables to Vanguard	473
Other Liabilities	726
Total Liabilities	61,385
Net Assets	1,220,968

Telecommunication Services Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,280,478
Undistributed Net Investment Income	4,706
Accumulated Net Realized Losses	(81,453)
Unrealized Appreciation (Depreciation)
Investment Securities	17,254
Futures Contracts	(17)
Net Assets	1,220,968

ETF Shares—Net Assets
Applicable to 13,412,498 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,184,425
Net Asset Value Per Share—
ETF Shares	$88.31

Admiral Shares—Net Assets
Applicable to 812,002 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	36,543
Net Asset Value Per Share—
Admiral Shares	$45.00

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,483,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $32,871,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	14,422
Interest	2
Securities Lending	199
Total Income	14,623
Expenses
The Vanguard Group—Note B
Investment Advisory Services	93
Management and Administrative—
ETF Shares	197
Management and Administrative—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	38
Marketing and Distribution—
Admiral Shares	1
Custodian Fees	2
Shareholders’ Reports—ETF Shares	49
Shareholders’ Reports—Admiral Shares	—
Total Expenses	388
Net Investment Income	14,235
Realized Net Gain (Loss)
Investment Securities Sold	14,907
Futures Contracts	(326)
Realized Net Gain (Loss)	14,581
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	66,411
Futures Contracts	(12)
Change in Unrealized Appreciation
(Depreciation)	66,399
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,215

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,235	29,082
Realized Net Gain (Loss)	14,581	42,731
Change in Unrealized Appreciation (Depreciation)	66,399	(100,588)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,215	(28,775)
Distributions
Net Investment Income
ETF Shares	(29,800)	(21,393)
Admiral Shares	(884)	(655)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(30,684)	(22,048)
Capital Share Transactions
ETF Shares	326,646	101,293
Admiral Shares	10,220	301
Net Increase (Decrease) from Capital Share Transactions	336,866	101,594
Total Increase (Decrease)	401,397	50,771
Net Assets
Beginning of Period	819,571	768,800
End of Period[1]	1,220,968	819,571
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,706,000 and $21,155,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$83.80	$88.44	$78.54	$70.82	$65.11	$57.34
Investment Operations
Net Investment Income	1.157	2.789	2.394	3.734[1]	2.105[2]	2.118
Net Realized and Unrealized Gain (Loss)
on Investments	6.333	(5.178)	10.749	6.455	5.614	7.557
Total from Investment Operations	7.490	(2.389)	13.143	10.189	7.719	9.675
Distributions
Dividends from Net Investment Income	(2.980)	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.980)	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)
Net Asset Value, End of Period	$88.31	$83.80	$88.44	$78.54	$70.82	$65.11

Total Return	9.27%	-2.72%	17.08%	14.78%	12.33%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,184	$795	$743	$511	$524	$391
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.16%	3.20%	3.29%	4.56%[1]	3.24%	3.60%
Portfolio Turnover Rate[3]	21%	18%	19%	19%	28%	21%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.71	$45.07	$40.02	$36.09	$33.18	$29.22
Investment Operations
Net Investment Income	.589	1.419	1.217	1.906[1]	1.082[2]	1.077
Net Realized and Unrealized Gain (Loss)
on Investments	3.220	(2.637)	5.486	3.284	2.845	3.853
Total from Investment Operations	3.809	(1.218)	6.703	5.190	3.927	4.930
Distributions
Dividends from Net Investment Income	(1.519)	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.519)	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)
Net Asset Value, End of Period	$45.00	$42.71	$45.07	$40.02	$36.09	$33.18

Total Return [3]	9.25%	-2.66%	17.13%	14.80%	12.33%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37	$24	$26	$21	$19	$20
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.16%	3.20%	3.29%	4.56%[1]	3.24%	3.60%
Portfolio Turnover Rate[4]	21%	18%	19%	19%	28%	21%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

Telecommunication Services Index Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $94,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Telecommunication Services Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,185,969	—	1,455
Temporary Cash Investments	32,871	300	—
Futures Contracts—Liabilities[1]	(17)	—	—
Total	1,218,823	300	1,455
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini NASDAQ 100 Index	March 2016	400	33,610	(17)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $6,745,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $89,269,000 to offset future net capital gains. Of this amount $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $43,984,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,203,341,000. Net unrealized appreciation of investment securities for tax purposes was $17,254,000, consisting of unrealized gains of $65,114,000 on securities that had risen in value since their purchase and $47,860,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $452,507,000 of investment securities and sold $167,864,000 of investment securities, other than temporary cash investments. Purchases and sales include $355,448,000 and $58,013,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Telecommunication Services Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	384,663	4,625	463,270	5,334
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(58,017)	(700)	(361,977)	(4,250)
Net Increase (Decrease)—ETF Shares	326,646	3,925	101,293	1,084
Admiral Shares
Issued	11,998	280	13,873	310
Issued in Lieu of Cash Distributions	733	18	527	13
Redeemed	(2,511)	(59)	(14,099)	(317)
Net Increase (Decrease) —Admiral Shares	10,220	239	301	6

At February 29, 2016, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Aug. 31,		Proceeds			Feb. 29,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Lumos Networks Corp.	NA [2]	6,255	695	—	—	15,355
Spok Holdings Inc.	NA [2]	6,149	1,031	194	—	18,571
Vanguard Market Liquidity Fund	8,004	NA [3]	NA [3]	2		32,871
Total	8,004			196	—	66,797
1 Includes net realized gain (loss) on affiliated investment securities sold of $179,000.
2 Not applicable—at August 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.47%	3.47%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	82	82	2,477
Median Market Cap	$21.6B	$21.6B	$50.7B
Price/Earnings Ratio	19.5x	19.5x	20.0x
Price/Book Ratio	1.8x	1.8x	2.5x
Return on Equity	10.2%	10.2%	17.6%
Earnings Growth Rate	1.6%	1.6%	8.3%
Dividend Yield	3.5%	3.5%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.05
Beta	1.00	0.28
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	52.7%
Gas Utilities	7.4
Independent Power Producers
& Energy Traders	2.4
Multi-Utilities	33.9
Water Utilities	3.0
Other Utilities	0.6

Ten Largest Holdings (% of total net assets)

NextEra Energy Inc.	Electric Utilities	7.2%
Duke Energy Corp.	Electric Utilities	7.1
Southern Co.	Electric Utilities	6.1
Dominion Resources Inc.	Multi-Utilities	5.8
American Electric Power
Co. Inc.	Electric Utilities	4.2
Exelon Corp.	Electric Utilities	4.0
PG&E Corp.	Multi-Utilities	3.9
PPL Corp.	Electric Utilities	3.3
Sempra Energy	Multi-Utilities	3.2
Edison International	Electric Utilities	3.1
Top Ten		47.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.09% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2005–February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-4.83%	10.96%	7.47%
Net Asset Value		-4.83	10.97	7.47
Admiral Shares	4/28/2004	-4.83	10.98	7.46

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Electric Utilities (52.7%)
NextEra Energy Inc.	1,673,274	188,779
Duke Energy Corp.	2,501,236	185,792
Southern Co.	3,302,838	159,131
American Electric Power
Co. Inc.	1,783,555	110,134
Exelon Corp.	3,340,016	105,177
PPL Corp.	2,441,096	85,414
Edison International	1,183,943	80,698
Xcel Energy Inc.	1,844,132	72,917
Eversource Energy	1,152,629	62,588
FirstEnergy Corp.	1,537,238	51,451
Entergy Corp.	648,267	46,811
Pinnacle West Capital
Corp.	402,882	27,730
Pepco Holdings Inc.	921,109	24,115
ITC Holdings Corp.	557,254	22,641
Westar Energy Inc.
Class A	513,735	22,327
OGE Energy Corp.	725,281	18,045
Great Plains Energy Inc.	560,601	16,448
IDACORP Inc.	182,801	12,972
Portland General
Electric Co.	322,366	12,266
Hawaiian Electric
Industries Inc.	390,266	11,458
Cleco Corp.	219,614	10,082
PNM Resources Inc.	289,283	9,234
ALLETE Inc.	168,934	8,957
* Avangrid Inc.	225,168	8,734
MGE Energy Inc.	125,844	6,108
El Paso Electric Co.	146,811	5,997
Empire District Electric Co.	158,973	5,202
Otter Tail Corp.	123,712	3,385
		1,374,593
Gas Utilities (7.4%)
AGL Resources Inc.	437,003	28,252
Atmos Energy Corp.	370,674	25,729
UGI Corp.	626,289	23,148
Piedmont Natural Gas
Co. Inc.	288,392	17,133
Questar Corp.	634,991	15,729
WGL Holdings Inc.	181,058	12,346
National Fuel Gas Co.	261,205	11,932
ONE Gas Inc.	189,335	10,978
New Jersey Resources
Corp.	311,819	10,795
Southwest Gas Corp.	172,153	10,501

			Market
			Value•
		Shares	($000)
	Laclede Group Inc.	157,354	10,310
	South Jersey
	Industries Inc.	251,683	6,405
	Northwest Natural Gas Co.	99,323	4,955
	Chesapeake Utilities Corp.	55,534	3,460
			191,673
Independent Power and Renewable
Electricity Producers (3.0%)
	AES Corp.	2,444,075	23,952
*	Calpine Corp.	1,231,273	15,465
	NRG Energy Inc.	1,141,512	12,306
	Ormat Technologies Inc.	133,891	5,109
^	NextEra Energy
	Partners LP	146,858	3,809
	Pattern Energy Group Inc.
	Class A	217,282	3,689
*	Dynegy Inc.	328,559	3,312
	NRG Yield Inc.	228,085	2,981
*	Talen Energy Corp.	302,542	1,924
	TerraForm Power Inc.
	Class A	174,966	1,687
	NRG Yield Inc. Class A	126,319	1,564
^	8Point3 Energy Partners LP	73,049	1,102
*	Vivint Solar Inc.	76,286	602
			77,502
Multi-Utilities (33.8%)
	Dominion Resources Inc.	2,163,239	151,254
	PG&E Corp.	1,782,197	101,104
	Sempra Energy	856,889	82,698
	Public Service Enterprise
	Group Inc.	1,838,560	78,433
	Consolidated Edison Inc.	1,065,407	74,589
	WEC Energy Group Inc.	1,147,184	64,644
	DTE Energy Co.	652,216	54,865
	Ameren Corp.	881,691	41,395
	CMS Energy Corp.	1,009,808	39,948
	SCANA Corp.	493,390	32,080
	Alliant Energy Corp.	412,002	27,996
	CenterPoint Energy Inc.	1,485,553	27,676
	NiSource Inc.	1,158,303	24,880
	TECO Energy Inc.	855,037	23,488
	Vectren Corp.	300,332	13,671
	MDU Resources Group Inc.	673,628	12,267
	Black Hills Corp.	185,924	10,414
	NorthWestern Corp.	175,005	10,390
	Avista Corp.	226,227	8,551
	Unitil Corp.	48,006	1,888
			882,231

		Market
		Value•
	Shares	($000)
Water Utilities (3.0%)
American Water Works
Co. Inc.	652,201	42,276
Aqua America Inc.	640,712	19,587
American States Water Co.	133,352	5,655
California Water Service
Group	174,683	4,318
SJW Corp.	55,755	2,022
Connecticut Water
Service Inc.	40,537	1,690
Middlesex Water Co.	59,171	1,658
		77,206
Total Common Stocks
(Cost $2,474,518)		2,603,205
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.475%
(Cost $2,621)	2,621,202	2,621
Total Investments (100.0%)
(Cost $2,477,139)		2,605,826

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		207
Receivables for Investment Securities Sold 9,702
Receivables for Accrued Income		11,994
Receivables for Capital Shares Issued		2,077
Total Other Assets		23,980
Liabilities
Payables for Investment Securities
Purchased		(11,423)
Collateral for Securities on Loan		(2,621)
Payables for Capital Shares Redeemed		(55)
Payables to Vanguard		(1,263)
Other Liabilities		(7,847)
Total Liabilities		(23,209)
Net Assets (100%)		2,606,597

Utilities Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,485,895
Undistributed Net Investment Income	13,440
Accumulated Net Realized Losses	(21,425)
Unrealized Appreciation (Depreciation)	128,687
Net Assets	2,606,597

ETF Shares—Net Assets
Applicable to 20,647,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,065,986
Net Asset Value Per Share—
ETF Shares	$100.06

Admiral Shares—Net Assets
Applicable to 10,769,501 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	540,611
Net Asset Value Per Share—
Admiral Shares	$50.20

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,513,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,621,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	40,053
Interest[1]	3
Securities Lending	4
Total Income	40,060
Expenses
The Vanguard Group—Note B
Investment Advisory Services	219
Management and Administrative—
ETF Shares	410
Management and Administrative—
Admiral Shares	133
Marketing and Distribution—
ETF Shares	68
Marketing and Distribution—
Admiral Shares	22
Custodian Fees	16
Shareholders’ Reports—ETF Shares	52
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	922
Net Investment Income	39,138
Realized Net Gain (Loss) on
Investment Securities Sold	13,250
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	185,483
Net Increase (Decrease) in Net Assets
Resulting from Operations	237,871
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,138	78,150
Realized Net Gain (Loss)	13,250	124,697
Change in Unrealized Appreciation (Depreciation)	185,483	(229,003)
Net Increase (Decrease) in Net Assets Resulting from Operations	237,871	(26,156)
Distributions
Net Investment Income
ETF Shares	(31,091)	(61,341)
Admiral Shares	(8,749)	(15,775)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(39,840)	(77,116)
Capital Share Transactions
ETF Shares	331,459	(42,512)
Admiral Shares	48,485	21,845
Net Increase (Decrease) from Capital Share Transactions	379,944	(20,667)
Total Increase (Decrease)	577,975	(123,939)
Net Assets
Beginning of Period	2,028,622	2,152,561
End of Period[1]	2,606,597	2,028,622
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,440,000 and $14,142,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$91.41	$94.61	$81.32	$77.69	$72.52	$64.93
Investment Operations
Net Investment Income	1.632	3.337	3.127	3.043	2.880	2.678
Net Realized and Unrealized Gain (Loss)
on Investments	8.771	(3.261)	13.261	3.675	5.080	7.551
Total from Investment Operations	10.403	. 076	16.388	6.718	7.960	10.229
Distributions
Dividends from Net Investment Income	(1.753)	(3.276)	(3.098)	(3.088)	(2.790)	(2.639)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.753)	(3.276)	(3.098)	(3.088)	(2.790)	(2.639)
Net Asset Value, End of Period	$100.06	$91.41	$94.61	$81.32	$77.69	$72.52

Total Return	11.55%	-0.02%	20.55%	8.82%	11.20%	16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,066	$1,581	$1,711	$1,356	$1,154	$831
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.62%	3.39%	3.59%	3.72%	3.93%	3.99%
Portfolio Turnover Rate[1]	2%	7%	7%	7%	5%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$45.86	$47.47	$40.80	$38.99	$36.40	$32.60
Investment Operations
Net Investment Income	.818	1.676	1.569	1.529	1.452	1.344
Net Realized and Unrealized Gain (Loss)
on Investments	4.402	(1.641)	6.656	1.838	2.539	3.783
Total from Investment Operations	5.220	.035	8.225	3.367	3.991	5.127
Distributions
Dividends from Net Investment Income	(.880)	(1.645)	(1.555)	(1.557)	(1.401)	(1.327)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.880)	(1.645)	(1.555)	(1.557)	(1.401)	(1.327)
Net Asset Value, End of Period	$50.20	$45.86	$47.47	$40.80	$38.99	$36.40

Total Return[1]	11.56%	-0.01%	20.58%	8.83%	11.22%	16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$541	$447	$442	$347	$310	$218
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.61%	3.39%	3.59%	3.72%	3.93%	3.99%
Portfolio Turnover Rate[2]	2%	7%	7%	7%	5%	6%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Utilities Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $207,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $21,676,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $9,496,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $3,478,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $2,477,139,000. Net unrealized appreciation of investment securities for tax purposes was $128,687,000, consisting of unrealized gains of $272,613,000 on securities that had risen in value since their purchase and $143,926,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $515,743,000 of investment securities and sold $139,473,000 of investment securities, other than temporary cash investments. Purchases and sales include $416,874,000 and $117,680,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Utilities Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	449,581	4,625	546,663	5,367
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(118,122)	(1,275)	(589,175)	(6,150)
Net Increase (Decrease)—ETF Shares	331,459	3,350	(42,512)	(783)
Admiral Shares
Issued	91,756	1,920	137,456	2,802
Issued in Lieu of Cash Distributions	6,530	142	11,811	248
Redeemed	(49,801)	(1,050)	(127,422)	(2,601)
Net Increase (Decrease) —Admiral Shares	48,485	1,012	21,845	449

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 29, 2016
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2015	2/29/2016	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$978.20	$0.39
	Admiral	1,000.00	978.18	0.44
Consumer Staples	ETF	$1,000.00	$1,075.24	$0.46
	Admiral	1,000.00	1,075.21	0.46
Energy	ETF	$1,000.00	$859.09	$0.42
	Admiral	1,000.00	859.07	0.42
Financials	ETF	$1,000.00	$918.93	$0.38
	Admiral	1,000.00	918.90	0.43
Health Care	ETF	$1,000.00	$917.09	$0.43
	Admiral	1,000.00	$917.01	0.43
Industrials	ETF	$1,000.00	$1,009.53	$0.45
	Admiral	1,000.00	1,009.52	0.40
Information Technology	ETF	$1,000.00	$1,000.19	$0.40
	Admiral	1,000.00	1,000.36	0.45
Materials	ETF	$1,000.00	$959.24	$0.39
	Admiral	1,000.00	959.12	0.44
Telecommunication Services	ETF	$1,000.00	$1,092.71	$0.47
	Admiral	1,000.00	1,092.54	0.47
Utilities	ETF	$1,000.00	$1,115.48	$0.42
	Admiral	1,000.00	1,115.61	0.47
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.47	$0.40
	Admiral	1,000.00	1,024.42	0.45
Consumer Staples	ETF	$1,000.00	$1,024.42	$0.45
	Admiral	1,000.00	1,024.42	0.45
Energy	ETF	$1,000.00	$1,024.42	$0.45
	Admiral	1,000.00	1,024.42	0.45
Financials	ETF	$1,000.00	$1,024.47	$0.40
	Admiral	1,000.00	1,024.42	0.45
Health Care	ETF	$1,000.00	$1,024.42	$0.45
	Admiral	1,000.00	1,024.42	0.45
Industrials	ETF	$1,000.00	$1,024.42	$0.45
	Admiral	1,000.00	1,024.47	0.40
Information Technology	ETF	$1,000.00	$1,024.47	$0.40
	Admiral	1,000.00	1,024.42	0.45
Materials	ETF	$1,000.00	$1,024.47	$0.40
	Admiral	1,000.00	1,024.42	0.45
Telecommunication Services	ETF	$1,000.00	$1,024.42	$0.45
	Admiral	1,000.00	1,024.42	0.45
Utilities	ETF	$1,000.00	$1,024.47	$0.40
	Admiral	1,000.00	1,024.42	0.45

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.08% for the Consumer Discretionary Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.09% for the Consumer Staples Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.09% for the Energy Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.08% for the Financials Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.09% for the Health Care Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.09% for the Industrials Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Information Technology Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.08% for the Materials Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.09% for the Telecommunication Services Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.08% for the Utilities Index Fund ETF Shares and 0.09% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated The independent board members have distinguished backgrounds in and managed in your best interests since, as a shareholder, you are a part business, academia, and public service. Each of the trustees and executive owner of the fund. Your fund’s trustees also serve on the board of directors officers oversees 196 Vanguard funds. of The Vanguard Group, Inc., which is owned by the Vanguard funds and The following table provides information for each trustee and executive provides services to them on an at-cost basis. officer of the fund. More information about the trustees is in the Statement A majority of Vanguard’s board members are independent, meaning that of Additional Information, which can be obtained, without charge, by they have no affiliation with Vanguard or the funds they oversee, apart from contacting Vanguard at 800-662-7447, or online at vanguard.com. the sizable personal investments they have made as private individuals.

InterestedTrustee[1]	Chief Global Diversity Officer (retired 2008) and	Chairman of its Finance and Enrollment Committee;
	Member of the Executive Committee (1997–2008)	Member of the Advisory Board of the Norris Cotton
F. William McNabb III	of Johnson & Johnson (pharmaceuticals/medical	Cancer Center.
Born 1957. Trustee Since July 2009. Chairman of	devices/consumer products); Director of Skytop
the Board. Principal Occupation(s) During the Past	Lodge Corporation (hotels) and the Robert Wood	Executive Officers
Five Years and Other Experience: Chairman of the	Johnson Foundation; Member of the Advisory
Board of The Vanguard Group, Inc., and of each of	Board of the Institute for Women’s Leadership	Glenn Booraem
the investment companies served by The Vanguard	at Rutgers University.	Born 1967. Treasurer Since May 2015. Principal
Group, since January 2010; Director of The Vanguard		Occupation(s) During the Past Five Years and
Group since 2008; Chief Executive Officer and	F. Joseph Loughrey	Other Experience: Principal of The Vanguard Group,
President of The Vanguard Group, and of each of	Born 1949. Trustee Since October 2009. Principal	Inc.; Treasurer of each of the investment companies
the investment companies served by The Vanguard	Occupation(s) During the Past Five Years and Other	served by The Vanguard Group; Controller of each of
Group, since 2008; Director of Vanguard Marketing	Experience: President and Chief Operating Officer	the investment companies served by The Vanguard
Corporation; Managing Director of The Vanguard	(retired 2009) of Cummins Inc. (industrial machinery);	Group (2010–2015); Assistant Controller of each of
Group (1995–2008).	Chairman of the Board of Hillenbrand, Inc. (specialized	the investment companies served by The Vanguard
	consumer services), and of Oxfam America; Director	Group (2001–2010).
Independent Trustees	of SKF AB (industrial machinery), Hyster-Yale Materials
	Handling, Inc. (forklift trucks), the Lumina Foundation	Thomas J. Higgins
Emerson U. Fullwood	for Education, and the V Foundation for Cancer	Born 1957. Chief Financial Officer Since September
Born 1948. Trustee Since January 2008. Principal	Research; Member of the Advisory Council for the	2008. Principal Occupation(s) During the Past Five
Occupation(s) During the Past Five Years and Other	College of Arts and Letters and of the Advisory Board	Years and Other Experience: Principal of The Vanguard
Experience: Executive Chief Staff and Marketing	to the Kellogg Institute for International Studies, both	Group, Inc.; Chief Financial Officer of each of the
Officer for North America and Corporate Vice President	at the University of Notre Dame.	investment companies served by The Vanguard Group;
(retired 2008) of Xerox Corporation (document manage-		Treasurer of each of the investment companies served
ment products and services); Executive in Residence	Mark Loughridge	by The Vanguard Group (1998–2008).
and 2009–2010 Distinguished Minett Professor at	Born 1953. Trustee Since March 2012. Principal
the Rochester Institute of Technology; Lead Director of	Occupation(s) During the Past Five Years and Other	Peter Mahoney
SPX FLOW, Inc. (multi-industry manufacturing);	Experience: Senior Vice President and Chief Financial	Born 1974. Controller Since May 2015. Principal
Director of the United Way of Rochester, the University	Officer (retired 2013) at IBM (information technology	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	services); Fiduciary Member of IBM’s Retirement Plan	Other Experience: Head of Global Fund Accounting
College Foundation, North Carolina A&T University,	Committee (2004–2013); Director of the Dow Chemical	at The Vanguard Group, Inc.; Controller of each of the
and Roberts Wesleyan College.	Company; Member of the Council on Chicago Booth.	investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Rajiv L. Gupta	Scott C. Malpass	Group (2008–2014).
Born 1945. Trustee Since December 2001.[2] Principal	Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other	Occupation(s) During the Past Five Years and Other	Heidi Stam
Experience: Chairman and Chief Executive Officer	Experience: Chief Investment Officer and Vice	Born 1956. Secretary Since July 2005. Principal
(retired 2009) and President (2006–2008) of	President at the University of Notre Dame; Assistant	Occupation(s) During the Past Five Years and Other
Rohm and Haas Co. (chemicals); Director of Tyco	Professor of Finance at the Mendoza College of	Experience: Managing Director of The Vanguard
International PLC (diversified manufacturing and	Business at Notre Dame; Member of the Notre Dame	Group, Inc.; General Counsel of The Vanguard Group;
services), HP Inc. (printer and personal computer	403(b) Investment Committee, the Board of Advisors	Secretary of The Vanguard Group and of each of the
manufacturing), and Delphi Automotive PLC	for Spruceview Capital Partners, and the Investment	investment companies served by The Vanguard Group;
(automotive components); Senior Advisor at	Advisory Committee of Major League Baseball; Board	Director and Senior Vice President of Vanguard
New Mountain Capital.	Member of TIFF Advisory Services, Inc., and Catholic	Marketing Corporation.
Investment Services, Inc. (investment advisors).
Amy Gutmann		Vanguard Senior ManagementTeam
Born 1949. Trustee Since June 2006. Principal	André F. Perold
Occupation(s) During the Past Five Years and	Born 1952. Trustee Since December 2004. Principal	Mortimer J. Buckley	James M. Norris
Other Experience: President of the University of	Occupation(s) During the Past Five Years and Other	Kathleen C. Gubanich	Thomas M. Rampulla
Pennsylvania; Christopher H. Browne Distinguished	Experience: George Gund Professor of Finance and	Martha G. King	Glenn W. Reed
Professor of Political Science, School of Arts and	Banking, Emeritus at the Harvard Business School	John T. Marcante	Karin A. Risi
Sciences, and Professor of Communication, Annenberg	(retired 2011); Chief Investment Officer and Managing	Chris D. McIsaac
School for Communication, with secondary faculty	Partner of HighVista Strategies LLC (private investment
appointments in the Department of Philosophy, School	firm); Director of Rand Merchant Bank; Overseer of the	Chairman Emeritus and Senior Advisor
of Arts and Sciences, and at the Graduate School of	Museum of Fine Arts Boston.
Education, University of Pennsylvania; Trustee of the		John J. Brennan
National Constitution Center; Chair of the Presidential	Peter F. Volanakis	Chairman, 1996–2009
Commission for the Study of Bioethical Issues.	Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years and Other
JoAnn Heffernan Heisen	Experience: President and Chief Operating Officer	Founder
Born 1950. Trustee Since July 1998. Principal	(retired 2010) of Corning Incorporated (communications
Occupation(s) During the Past Five Years and	equipment); Trustee of Colby-Sawyer College and	John C. Bogle
Other Experience: Corporate Vice President and		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Direct Investor Account Services > 800-662-2739	Thomson Reuters Company, or Morningstar, Inc., unless
Institutional Investor Services > 800-523-1036	otherwise noted.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
This material may be used in conjunction	In addition, you may obtain a free report on how your
with the offering of shares of any Vanguard	fund voted the proxies for securities it owned during
fund only if preceded or accompanied by the	the 12 months ended June 30. To get the report, visit
fund’s current prospectus.	either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042016

Semiannual Report | February 29, 2016

Vanguard Extended Duration Treasury Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	2.58%
Market Price				12.27%
Net Asset Value				12.16
Institutional Shares	2.60	1.61	10.56	12.17
Institutional Plus Shares	2.62	1.63	10.55	12.18
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index				11.69
General U.S. Treasury Funds Average				4.86
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index Fund
ETF Shares	$116.00	$126.62	$1.896	$1.255
Institutional Shares	35.02	38.22	0.575	0.379
Institutional Plus Shares	87.92	95.95	1.452	0.952

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned about 12% for the six months ended February 29, 2016. The strong start to the fund’s fiscal year came largely from higher bond prices.

The fund’s return was a bit higher than that of its benchmark index. Upward or downward divergences from the benchmark are not uncommon. These differences typically occur because the fund and the Barclays index value securities at slightly different times toward the end of the day and use different pricing models. And the fund’s longer duration tends to magnify the impact of such differences as compared with a shorterterm bond fund.

The fund’s result continued to outpace the average return of general U.S. Treasury funds, many of which also invest in shorterterm bonds, whose prices fell as shortterm interest rates crept up. (Bond prices and yields move in opposite directions.) Longerterm Treasuries boasted some of the best returns of the broad U.S. bond market.

Keep in mind, however, that large swings in performance aren’t unusual for this fund, because longterm bonds are highly sensitive to rate changes. This characteristic can make the fund useful for defined benefit plan portfolios, whose longterm liabilities are also highly sensitive to changes in rates.

Bonds registered gains as investors cut their risk
In December, the Federal Reserve increased its shortterm rate target to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

The broad U.S. taxable bond market returned 2.20% for the six months. Most of the gains came in January and February as investors sought safehaven assets amid stock market turmoil. The yield of the 10year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier.

The Fed’s target rate, which had long been anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about 3% when translated into U.S. dollars, and a bit more in local currencies. Bonds globally have been buoyed by negative interest rates in Japan and much of Europe.

Stocks mostly slumped for the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

Fears that China’s economic slowdown would spread globally weighed on results. So, too, did oil and commodity prices, which declined through most of the period—a trend that is often interpreted as a sign of economic weakness.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against some foreign currencies. European stocks were among the worst performers.

Long-term Treasuries gained ground as stocks and economies struggled
In anticipation of the Fed’s first rate increase in nearly a decade, shorterterm rates had begun to inch up. And when the Fed did raise its target for overnight rates, the yields of shorterterm Treasuries followed suit. For example, the yield of the 1year Treasury bill rose 12 basis points from November to December. (A basis point is onehundredth of a percentage point.)

For the half year, the 1year yield was up 22 basis points. In contrast, yields of longerterm Treasuries closed the period lower. The 10year yield fell 44 basis points, and the 30year yield fell about 30 basis points.

Several factors led bonds in general, and longerterm Treasuries in particular, to perform well. As is often the case, investors turned to bonds to provide some shelter from stock market volatility—

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.10%	0.08%	0.06%	0.46%
The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.07% for Institutional Shares, and 0.05% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

4

especially early in 2016, when many U.S. and international stock markets fell into or near bear market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market for stocks.) This safeharbor demand for Treasury bonds led to higher prices.

When the broad U.S. stock market returned about –6% in January, strong demand helped the broad U.S. bond market return more than 1%, and your fund’s benchmark (the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index) gained almost 7%.

Vanguard’s growth translates into lower costs for you

Research indicates that lowercost investments have tended to outperform highercost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a lowcost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Concerns about the economy at home and abroad also boosted Treasuries. After rebounding in the second and third calendar quarters of 2015, the U.S. economy grew only about 1% in the fourth. At its January meeting, the Fed acknowledged uncertainty about the possible impact of global market turmoil on U.S. growth, and it couldn’t rule out the possibility of negative interest rates.

The Bank of Japan, responding to disappointing economic performance, set a negative rate for certain bank deposits for the first time in Japan’s history, and the European Central Bank pushed its shortterm rate further into negative territory. The unclear global economic outlook and additional negative rates made the yields of longerterm Treasuries more attractive, even though they are modest by historical standards. Longer Treasuries also were favored because of the possibility of another Fed rate hike, which would hurt prices of shorterterm bonds.

After various ups and downs, the 30day SEC yield for the fund’s ETF Shares closed the period at 2.58%, unchanged from a year ago but down from nearly 3% at the end of the fiscal year’s first half. February’s closing yield was also the secondlowest monthend yield since the ETF Shares were launched in December 2007.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our clientowned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (For more on this, see the box on page 5.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the longterm interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2016

Extended Duration Treasury Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

			Institutional
	ETF	Institutional	Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.10%	0.08%	0.06%
30-Day SEC Yield	2.58%	2.60%	2.62%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	74	73
Yield to Maturity
(before expenses)	2.7%	2.6%
Average Coupon	0.0%	0.0%
Average Duration	24.8 years	24.6 years
Average Effective
Maturity	25.2 years	23.4 years
Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.07% for Institutional Shares, and 0.05% for Institutional Plus Shares.
7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 29, 2016
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	12.16	11.69
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		-5.06%	12.07%			8.48%
Net Asset Value		-4.45	12.08			8.50
Institutional Shares	11/28/2007	-4.43	12.12	3.78%	4.47%	8.25
Fee-Adjusted Returns		-4.91	12.00			8.19
Institutional Plus Shares	8/28/2013	-4.41	—	3.84	9.33	13.17
Fee-Adjusted Returns		-4.89	—			12.93

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	5/15/36	40,615	24,502
United States Treasury Strip Coupon	0.000%	8/15/36	39,700	23,705
United States Treasury Strip Coupon	0.000%	11/15/36	37,840	22,391
United States Treasury Strip Coupon	0.000%	2/15/37	42,510	24,931
United States Treasury Strip Coupon	0.000%	5/15/37	34,830	20,288
United States Treasury Strip Coupon	0.000%	8/15/37	33,295	19,197
United States Treasury Strip Coupon	0.000%	11/15/37	44,250	25,278
United States Treasury Strip Coupon	0.000%	2/15/38	42,560	24,116
United States Treasury Strip Coupon	0.000%	5/15/38	41,725	23,457
United States Treasury Strip Coupon	0.000%	8/15/38	34,210	19,067
United States Treasury Strip Coupon	0.000%	11/15/38	34,420	19,047
United States Treasury Strip Coupon	0.000%	2/15/39	29,860	16,367
United States Treasury Strip Coupon	0.000%	5/15/39	32,780	17,834
United States Treasury Strip Coupon	0.000%	8/15/39	27,265	14,668
United States Treasury Strip Coupon	0.000%	11/15/39	36,100	19,251
United States Treasury Strip Coupon	0.000%	2/15/40	26,080	13,818
United States Treasury Strip Coupon	0.000%	5/15/40	15,890	8,361
United States Treasury Strip Coupon	0.000%	8/15/40	22,250	11,516
United States Treasury Strip Coupon	0.000%	11/15/40	32,975	16,920
United States Treasury Strip Coupon	0.000%	2/15/41	31,270	15,933
United States Treasury Strip Coupon	0.000%	5/15/41	34,060	17,121
United States Treasury Strip Coupon	0.000%	8/15/41	36,960	18,486
United States Treasury Strip Coupon	0.000%	11/15/41	33,665	16,725
United States Treasury Strip Coupon	0.000%	2/15/42	48,955	24,064
United States Treasury Strip Coupon	0.000%	5/15/42	41,235	20,144
United States Treasury Strip Coupon	0.000%	8/15/42	42,080	20,238
United States Treasury Strip Coupon	0.000%	11/15/42	59,725	28,449
United States Treasury Strip Coupon	0.000%	2/15/43	49,685	23,546
United States Treasury Strip Coupon	0.000%	5/15/43	56,815	26,641
United States Treasury Strip Coupon	0.000%	8/15/43	42,290	19,764
United States Treasury Strip Coupon	0.000%	11/15/43	44,080	20,518
United States Treasury Strip Coupon	0.000%	2/15/44	46,545	21,473
United States Treasury Strip Coupon	0.000%	5/15/44	39,475	18,053
United States Treasury Strip Coupon	0.000%	8/15/44	39,230	17,761
United States Treasury Strip Coupon	0.000%	11/15/44	10,450	4,674
United States Treasury Strip Coupon	0.000%	2/15/45	15,770	7,039

9

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/45	13,905	6,142
United States Treasury Strip Coupon	0.000%	8/15/45	1,200	528
United States Treasury Strip Coupon	0.000%	11/15/45	50	22
United States Treasury Strip Coupon	0.000%	2/15/46	50	22
United States Treasury Strip Principal	0.000%	2/15/37	41,275	25,410
United States Treasury Strip Principal	0.000%	5/15/37	22,025	13,511
United States Treasury Strip Principal	0.000%	2/15/38	27,845	16,424
United States Treasury Strip Principal	0.000%	5/15/38	21,155	12,372
United States Treasury Strip Principal	0.000%	2/15/39	31,650	17,758
United States Treasury Strip Principal	0.000%	5/15/39	27,175	15,071
United States Treasury Strip Principal	0.000%	8/15/39	13,590	7,472
United States Treasury Strip Principal	0.000%	11/15/39	24,525	13,320
United States Treasury Strip Principal	0.000%	2/15/40	23,785	12,803
United States Treasury Strip Principal	0.000%	5/15/40	22,660	12,063
United States Treasury Strip Principal	0.000%	8/15/40	29,950	15,787
United States Treasury Strip Principal	0.000%	11/15/40	16,315	8,518
United States Treasury Strip Principal	0.000%	2/15/41	11,560	6,007
United States Treasury Strip Principal	0.000%	5/15/41	22,700	11,671
United States Treasury Strip Principal	0.000%	8/15/41	24,005	12,280
United States Treasury Strip Principal	0.000%	11/15/41	30,285	15,374
United States Treasury Strip Principal	0.000%	2/15/42	30,105	15,146
United States Treasury Strip Principal	0.000%	5/15/42	36,485	18,109
United States Treasury Strip Principal	0.000%	8/15/42	42,445	20,725
United States Treasury Strip Principal	0.000%	11/15/42	49,210	23,813
United States Treasury Strip Principal	0.000%	2/15/43	54,560	26,300
United States Treasury Strip Principal	0.000%	5/15/43	59,025	28,060
United States Treasury Strip Principal	0.000%	8/15/43	44,285	21,316
United States Treasury Strip Principal	0.000%	11/15/43	47,595	22,849
United States Treasury Strip Principal	0.000%	2/15/44	39,615	18,684
United States Treasury Strip Principal	0.000%	5/15/44	47,705	22,108
United States Treasury Strip Principal	0.000%	8/15/44	49,930	22,823
United States Treasury Strip Principal	0.000%	11/15/44	44,170	19,942
United States Treasury Strip Principal	0.000%	2/15/45	41,180	18,419
United States Treasury Strip Principal	0.000%	5/15/45	47,830	21,247
United States Treasury Strip Principal	0.000%	8/15/45	49,945	21,980
United States Treasury Strip Principal	0.000%	11/15/45	33,550	14,665
United States Treasury Strip Principal	0.000%	2/15/46	15,050	6,560
Total U.S. Government and Agency Obligations (Cost $1,063,106)				1,250,644

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $271)	0.475%		270,988	271
Total Investments (100.0%) (Cost $1,063,377)				1,250,915

10

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	107
Receivables for Investment Securities Sold	41,041
Receivables for Capital Shares Issued	9
Other Assets	1
Total Other Assets	41,158
Liabilities
Payables for Investment Securities Purchased	(39,026)
Payables for Capital Shares Redeemed	(1,927)
Payables to Vanguard	(502)
Total Liabilities	(41,455)
Net Assets (100%)	1,250,618

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,048,493
Undistributed Net Investment Income	5,035
Accumulated Net Realized Gains	9,552
Unrealized Appreciation (Depreciation)	187,538
Net Assets	1,250,618

ETF Shares—Net Assets
Applicable to 3,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	481,155
Net Asset Value Per Share—ETF Shares	$126.62

Institutional Shares—Net Assets
Applicable to 13,771,954 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	526,386
Net Asset Value Per Share—Institutional Shares	$38.22

Institutional Plus Shares—Net Assets
Applicable to 2,533,288 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	243,077
Net Asset Value Per Share—Institutional Plus Shares	$95.95

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	17,078
Total Income	17,078
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative—ETF Shares	137
Management and Administrative—Institutional Shares	158
Management and Administrative—Institutional Plus Shares	58
Marketing and Distribution—ETF Shares	16
Marketing and Distribution—Institutional Shares	5
Marketing and Distribution—Institutional Plus Shares	2
Custodian Fees	3
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	401
Net Investment Income	16,677
Realized Net Gain (Loss) on Investment Securities Sold	18,824
Change in Unrealized Appreciation (Depreciation) of Investment Securities	98,219
Net Increase (Decrease) in Net Assets Resulting from Operations	133,720
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,677	34,883
Realized Net Gain (Loss)	18,824	99,753
Change in Unrealized Appreciation (Depreciation)	98,219	(72,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,720	62,052
Distributions
Net Investment Income
ETF Shares	(6,074)	(11,618)
Institutional Shares	(7,973)	(15,187)
Institutional Plus Shares	(4,119)	(8,103)
Realized Capital Gain[1]
ETF Shares	(4,079)	(1,465)
Institutional Shares	(5,279)	(1,570)
Institutional Plus Shares	(2,699)	(780)
Total Distributions	(30,223)	(38,723)
Capital Share Transactions
ETF Shares	80,912	114,108
Institutional Shares	(3,740)	(61,182)
Institutional Plus Shares	(29,252)	(79,516)
Net Increase (Decrease) from Capital Share Transactions	47,920	(26,590)
Total Increase (Decrease)	151,417	(3,261)
Net Assets
Beginning of Period	1,099,201	1,102,462
End of Period[2]	1,250,618	1,099,201
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $286,000 and $1,703,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,035,000 and $6,524,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$116.00	$113.24	$95.57	$131.02	$100.09	$103.39
Investment Operations
Net Investment Income	1.719	3.524	3.311	3.695	3.566	3.723[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	12.052	3.113	18.824	(30.430)	33.594	(3.168)
Total from Investment Operations	13.771	6.637	22.135	(26.735)	37.160	.555
Distributions
Dividends from Net Investment Income	(1.896)	(3.506)	(3.236)	(3.779)	(3.628)	(3.630)
Distributions from Realized Capital Gains	(1.255)	(.371)	(1.229)	(4.936)	(2.602)	(.225)
Total Distributions	(3.151)	(3.877)	(4.465)	(8.715)	(6.230)	(3.855)
Net Asset Value, End of Period	$126.62	$116.00	$113.24	$95.57	$131.02	$100.09

Total Return	12.16%	5.90%	24.17%	-21.34%	37.90%	1.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$481	$365	$249	$158	$203	$120
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.93%	3.59%	3.15%	3.06%	4.40%
Portfolio Turnover Rate [3]	15%	16%	17%	31%	47%	22%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase and redemption fees of $0.01, $0.05, $0.19, $0.10, $0.18, and $0.07. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$35.02	$34.18	$28.85	$39.55	$30.19	$31.18
Investment Operations
Net Investment Income	.521	1.069	1.006	1.121	1.084	1.127[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	3.633	.947	5.678	(9.183)	10.162	(.948)
Total from Investment Operations	4.154	2.016	6.684	(8.062)	11.246	.179
Distributions
Dividends from Net Investment Income	(.575)	(1.064)	(.983)	(1.148)	(1.101)	(1.101)
Distributions from Realized Capital Gains	(. 379)	(.112)	(. 371)	(1.490)	(.785)	(. 068)
Total Distributions	(.954)	(1.176)	(1.354)	(2.638)	(1.886)	(1.169)
Net Asset Value, End of Period	$38.22	$35.02	$34.18	$28.85	$39.55	$30.19

Total Return[3]	12.17%	5.89%	24.27%	-21.30%	37.92%	1.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$526	$484	$529	$375	$586	$409
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.95%	2.95%	3.61%	3.17%	3.08%	4.42%
Portfolio Turnover Rate [4]	15%	16%	17%	31%	47%	22%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase and redemption fees of $0.00, $0.01, $0.06, $0.03, $0.05, and $0.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares

	Six Months			Aug. 28,
	Ended	Year Ended		2013[1] to
	February 29,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$87.92	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	1.316	2.701	2.542	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	9.118	2.389	14.260	.960
Total from Investment Operations	10.434	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(1.452)	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(. 952)	(. 282)	(. 931)	—
Total Distributions	(2.404)	(2.970)	(3.422)	—
Net Asset Value, End of Period	$95.95	$87.92	$85.80	$72.42

Total Return[3]	12.18%	5.93%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$243	$250	$324	$25
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.97%	2.97%	3.63%	3.19%[4]
Portfolio Turnover Rate [5]	15%	16%	17%	31%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $0.01, $0.04, $0.15, and $0.07.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

17

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $107,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,250,644	—
Temporary Cash Investments	271	—	—
Total	271	1,250,644	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

18

Extended Duration Treasury Index Fund

During the six months ended February 29, 2016, the fund realized $8,774,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At February 29, 2016, the cost of investment securities for tax purposes was $1,063,377,000.

Net unrealized appreciation of investment securities for tax purposes was $187,538,000, consisting of unrealized gains of $187,811,000 on securities that had risen in value since their purchase and $273,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $189,457,000 of investment securities and sold $172,044,000 of investment securities, other than temporary cash investments. Purchases and sales include $101,939,000 and $52,243,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	133,477	1,100	444,240	3,650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(52,565)	(450)	(330,132)	(2,700)
Net Increase (Decrease)—ETF Shares	80,912	650	114,108	950
Institutional Shares
Issued[1]	17,348	501	70,457	2,001
Issued in Lieu of Cash Distributions	12,957	375	16,757	473
Redeemed	(34,045)	(933)	(148,396)	(4,124)
Net Increase (Decrease)—Institutional Shares	(3,740)	(57)	(61,182)	(1,650)
Institutional Plus Shares
Issued[1]	—	—	238,636	2,768
Issued in Lieu of Cash Distributions	6,818	79	8,884	100
Redeemed	(36,070)	(384)	(327,036)	(3,809)
Net Increase (Decrease)—Institutional Plus Shares	(29,252)	(305)	(79,516)	(941)
1 Includes purchase fees for fiscal 2016 and 2015 of $145,000 and $458,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,121.62	$0.47
Institutional Shares	1,000.00	1,121.70	0.37
Institutional Plus Shares	1,000.00	1,121.78	0.26
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.42	$0.45
Institutional Shares	1,000.00	1,024.52	0.35
Institutional Plus Shares	1,000.00	1,024.61	0.25
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for ETF Shares, 0.07% for Institutional Shares, and 0.05% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

22

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

23

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042016

Semiannual Report | February 29, 2016

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	8
Mega Cap Growth Index Fund.	24
Mega Cap Value Index Fund.	38
About Your Fund’s Expenses.	51
Glossary.	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	-0.77%
Net Asset Value	-0.71
Institutional Shares	-0.69
CRSP US Mega Cap Index	-0.67
Large-Cap Core Funds Average	-3.04
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	-2.11%
Net Asset Value	-2.05
Institutional Shares	-2.05
CRSP US Mega Cap Growth Index	-2.02
Large-Cap Growth Funds Average	-4.43
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	0.42%
Net Asset Value	0.50
Institutional Shares	0.51
CRSP US Mega Cap Value Index	0.51
Large-Cap Value Funds Average	-4.90
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market sagged over the six-month period ended February 29, 2016, as investors grappled with the resurgence of volatility. Although not immune from the turbulence, larger-capitalization stocks—including mega-cap stocks like those your fund holds—fared noticeably better than mid- and small-caps. When markets are volatile, investors gravitate more toward larger companies, which have generally provided more predictable earnings, steadier returns, and higher yields than smaller ones.

Against this investment backdrop, Vanguard’s three Mega-Cap Index Funds produced varied results, ranging from 0.50% for the Value Index Fund to –2.05% for the Growth Index Fund. The Mega Cap Index Fund, which includes both growth and value stocks, returned –0.71%. (All returns are for the funds’ ETF Shares based on net asset value.)

All three funds closely tracked their target CRSP indexes and surpassed the average return of their peers.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

2

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Defensive sectors led the way amid volatile markets
The Vanguard Mega Cap Index Funds provide exposure to the U.S. stock market’s largest companies. Investors may choose to invest in this market segment through the Mega Cap Index Fund or to focus specifically on its growth or value sector through the Mega Cap Growth Index or Value Index Fund.

As I mentioned, stocks of larger companies outpaced their smaller couterparts for the most recent six-month period as investors sought stability in the tumultuous market environment. When the financial markets are unsettled and there are concerns about the economy, companies that meet consumers’ immediate needs are likely to be more resilient. Commonly viewed by investors as defensive sectors, stocks in these categories tend to outperform during downturns in the market. That was certainly the case over the recent six-month period, with the consumer goods, utilities, and telecommunications sectors leading the way.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.09%	0.06%	1.11%
Mega Cap Growth Index Fund	0.09	0.08	1.17
Mega Cap Value Index Fund	0.09	0.06	1.10
The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were: for the Mega Cap Index Fund, 0.08% for ETF Shares and 0.05% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.08% for ETF Shares and 0.05% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap Value Index Fund, Large-Cap Value Funds.

4

Telecommunications and utilities stocks had the strongest returns for the period, posting double-digit gains in both the Value Index and the Mega-Cap Index Funds. (The Growth Index Fund had no holdings in telecommunications or utilities during the six months.)

Consumer goods—the only sector to turn in a positive result for all three funds—was the top contributor in the Growth Index and Mega Cap Index Funds and delivered the second-best showing in the Value Index Fund. Stocks of tobacco and beverage companies were among the sector’s top performers.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

Health care, financials, and oil & gas declined for all three funds. Traditionally a relatively defensive sector, health care floundered across the board. Biotech-nology stocks slid the most as investors raised concerns about their high valuations Within financials, banks and financial services companies had the roughest time While lower oil prices helped consumers, they continued to punish the oil and gas industry in general. Companies engaged in oil and gas equipment, services, and distribution and in exploration and production all declined.

Results for the remaining sectors were varied among the funds. Technology, industrials, and basic materials added to performance in the Value Index and Mega Cap Index Funds but lost ground in the Growth Index Fund. Meanwhile, the consumer services sector produced a negative result for the Value Index Fund but was positive in the other two funds.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost. And it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 15, 2016

6

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
ETF Shares	$67.35	$66.10	$0.798	$0.000
Institutional Shares	132.77	130.32	1.594	0.000
Vanguard Mega Cap Growth Index Fund
ETF Shares	$80.22	$77.96	$0.649	$0.000
Institutional Shares	159.31	154.82	1.286	0.000
Vanguard Mega Cap Value Index Fund
ETF Shares	$56.89	$56.37	$0.819	$0.000
Institutional Shares	112.80	111.77	1.641	0.000

7

Mega Cap Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.09%	0.06%
30-Day SEC Yield	2.28%	2.31%

Portfolio Characteristics
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Number of Stocks	292	293	3,906
Median Market Cap	$103.2B	$99.5B	$50.4B
Price/Earnings Ratio	18.7x	18.7x	20.1x
Price/Book Ratio	2.6x	2.7x	2.5x
Return on Equity	19.1%	18.8%	17.5%
Earnings Growth
Rate	7.6%	7.5%	8.4%
Dividend Yield	2.4%	2.4%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	2.3%
Consumer Goods	10.6	10.5	10.8
Consumer Services	14.4	14.4	14.4
Financials	16.9	16.9	18.5
Health Care	15.1	15.1	13.5
Industrials	10.5	10.5	12.5
Oil & Gas	6.8	6.8	5.9
Technology	17.8	17.8	16.1
Telecommunications	3.1	3.2	2.5
Utilities	2.9	2.9	3.5

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.5%
Alphabet Inc.	Internet	2.8
Microsoft Corp.	Software	2.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.3
Johnson & Johnson	Pharmaceuticals	2.0
General Electric Co.	Diversified Industrials	1.9
Berkshire Hathaway Inc.	Reinsurance	1.7
Facebook Inc.	Internet	1.6
AT&T Inc.	Fixed Line
	Telecommunications	1.5
Procter & Gamble Co.	Nondurable
	Household Products	1.5
Top Ten		21.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.05% for Institutional Shares.

8

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		1.54%	12.54%	6.61%
Net Asset Value		1.53	12.54	6.61
Institutional Shares	2/22/2008	1.56	12.57	7.67

See Financial Highlights for dividend and capital gains information.

9

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.9%)
Dow Chemical Co.	88,546	4,304
EI du Pont de
Nemours & Co.	66,964	4,076
Praxair Inc.	22,052	2,245
LyondellBasell Industries
NV Class A	27,415	2,199
Ecolab Inc.	20,238	2,075
PPG Industries Inc.	20,735	2,002
Air Products
& Chemicals Inc.	14,928	1,977
International Paper Co.	31,985	1,142
Nucor Corp.	24,642	969
Mosaic Co.	12,556	335
		21,324
Consumer Goods (10.5%)
Procter & Gamble Co.	207,878	16,690
Coca-Cola Co.	299,110	12,901
PepsiCo Inc.	111,342	10,891
Philip Morris
International Inc.	118,313	10,770
Altria Group Inc.	149,761	9,221
NIKE Inc. Class B	103,083	6,349
Mondelez International Inc.
Class A	115,322	4,674
Colgate-Palmolive Co.	68,524	4,498
Ford Motor Co.	297,888	3,726
Kimberly-Clark Corp.	27,698	3,609
Kraft Heinz Co.	46,314	3,567
Reynolds American Inc.	65,493	3,303
General Motors Co.	106,997	3,150
Monsanto Co.	33,588	3,023
General Mills Inc.	45,602	2,684
Johnson Controls Inc.	49,479	1,804
Constellation Brands Inc.
Class A	12,487	1,766
VF Corp.	26,298	1,712
Archer-Daniels-Midland Co.	46,043	1,610
Estee Lauder Cos. Inc.
Class A	17,155	1,567

			Market
			Value•
		Shares	($000)
*	Monster Beverage Corp.	11,664	1,464
*,^	Tesla Motors Inc.	7,430	1,426
	Kellogg Co.	19,143	1,417
	Activision Blizzard Inc.	39,019	1,236
	Mead Johnson Nutrition Co.	15,240	1,124
	Stanley Black & Decker Inc.	11,608	1,091
	Hershey Co.	10,845	986
	Campbell Soup Co.	14,287	882
	Brown-Forman Corp. Class B	7,894	777
	Delphi Automotive plc	10,608	707
			118,625
Consumer Services (14.4%)
*	Amazon.com Inc.	28,658	15,834
	Home Depot Inc.	96,891	12,026
	Walt Disney Co.	113,624	10,853
	Comcast Corp. Class A	186,522	10,768
	McDonald’s Corp.	70,150	8,221
	CVS Health Corp.	84,534	8,214
	Wal-Mart Stores Inc.	110,212	7,311
	Starbucks Corp.	107,757	6,273
	Costco Wholesale Corp.	33,368	5,006
	Walgreens Boots
	Alliance Inc.	62,325	4,920
*	Priceline Group Inc.	3,799	4,807
	Lowe’s Cos. Inc.	70,618	4,769
	Time Warner Cable Inc.	21,556	4,114
	Time Warner Inc.	58,019	3,841
	Target Corp.	47,058	3,692
	TJX Cos. Inc.	48,896	3,623
*	Netflix Inc.	31,026	2,898
	Delta Air Lines Inc.	60,050	2,897
	Kroger Co.	70,593	2,817
	McKesson Corp.	17,564	2,733
	Twenty-First Century
	Fox Inc. Class A	89,452	2,417
	Yum! Brands Inc.	32,878	2,383
	Southwest Airlines Co.	49,645	2,083
*	eBay Inc.	87,117	2,073
	Cardinal Health Inc.	25,077	2,049
	American Airlines Group Inc.	48,125	1,973
*	O’Reilly Automotive Inc.	7,156	1,863

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	AutoZone Inc.	2,329	1,804
	Sysco Corp.	38,775	1,711
	L Brands Inc.	18,841	1,598
	CBS Corp. Class B	32,029	1,550
	Carnival Corp.	31,530	1,512
	Las Vegas Sands Corp.	30,329	1,464
	Omnicom Group Inc.	18,422	1,433
	Macy’s Inc.	24,230	1,047
	Viacom Inc. Class B	26,195	965
	Twenty-First Century
	Fox Inc.	33,758	917
	Starwood Hotels & Resorts
	Worldwide Inc.	13,014	899
	Hilton Worldwide
	Holdings Inc.	41,966	872
*	United Continental
	Holdings Inc.	14,750	845
	Dollar General Corp.	10,724	796
*	DISH Network Corp.
	Class A	16,594	782
	AmerisourceBergen Corp.
	Class A	7,503	650
*	Sirius XM Holdings Inc.	162,899	606
*	Liberty Media Corp.	14,933	521
*	Liberty Interactive Corp.
	QVC Group Class A	17,564	446
	Whole Foods Market Inc.	13,446	421
*	Liberty Media Corp. Class A	7,246	258
	Gap Inc.	8,845	245
			161,800
Financials (16.9%)
*	Berkshire Hathaway Inc.
	Class B	144,754	19,422
	Wells Fargo & Co.	351,254	16,481
	JPMorgan Chase & Co.	281,303	15,837
	Visa Inc. Class A	148,704	10,765
	Bank of America Corp.	795,705	9,962
	Citigroup Inc.	216,289	8,403
	MasterCard Inc. Class A	75,588	6,570
	US Bancorp	127,307	4,904
	American International
	Group Inc.	89,756	4,506
	Simon Property Group Inc.	23,596	4,477
	Goldman Sachs Group Inc.	29,246	4,373
*	Chubb Ltd.	33,456	3,865
	American Express Co.	63,867	3,550
	PNC Financial Services
	Group Inc.	38,802	3,155
	American Tower
	Corporation	32,346	2,982
	Bank of New York
	Mellon Corp.	79,330	2,807
	Public Storage	11,244	2,805
	Morgan Stanley	110,907	2,739
	MetLife Inc.	67,889	2,686
	Capital One Financial Corp.	40,575	2,667

			Market
			Value•
		Shares	($000)
	BlackRock Inc.	8,141	2,540
	Travelers Cos. Inc.	23,248	2,500
	Marsh & McLennan
	Cos. Inc.	39,798	2,270
	Charles Schwab Corp.	90,550	2,268
	Prudential Financial Inc.	34,285	2,266
	CME Group Inc.	24,494	2,240
	Crown Castle
	International Corp.	25,462	2,202
	Intercontinental
	Exchange Inc.	9,069	2,163
	Equity Residential	27,763	2,068
	Aon plc	20,839	1,986
	BB&T Corp.	59,611	1,917
	Allstate Corp.	29,539	1,875
	McGraw Hill Financial Inc.	20,583	1,847
	Aflac Inc.	29,276	1,743
*	Synchrony Financial	63,668	1,716
	State Street Corp.	29,211	1,600
	Weyerhaeuser Co.	60,254	1,565
	Prologis Inc.	39,992	1,538
	Discover Financial Services	32,620	1,514
	Ventas Inc.	25,672	1,429
	Progressive Corp.	42,918	1,370
	Boston Properties Inc.	11,657	1,331
	SunTrust Banks Inc.	38,943	1,292
	T. Rowe Price Group Inc.	18,457	1,276
	Vornado Realty Trust	13,145	1,135
	General Growth
	Properties Inc.	41,063	1,130
	Ameriprise Financial Inc.	13,447	1,129
	HCP Inc.	36,118	1,068
	Northern Trust Corp.	17,065	1,013
	Franklin Resources Inc.	27,874	999
	Fifth Third Bancorp	61,720	942
	AvalonBay Communities Inc.	5,194	892
	Host Hotels & Resorts Inc.	58,070	889
	Invesco Ltd.	32,904	880
	Welltower Inc.	13,611	868
	Loews Corp.	23,198	843
	TD Ameritrade
	Holding Corp.	18,368	525
*	Berkshire Hathaway Inc.
	Class A	1	203
			189,988
Health Care (15.1%)
	Johnson & Johnson	211,414	22,243
	Pfizer Inc.	471,732	13,996
	Merck & Co. Inc.	213,449	10,717
	Gilead Sciences Inc.	110,046	9,602
*	Allergan plc	30,120	8,738
	UnitedHealth Group Inc.	72,758	8,665
	Medtronic plc	108,031	8,361
	Amgen Inc.	57,921	8,241
	Bristol-Myers Squibb Co.	127,476	7,895
	AbbVie Inc.	118,593	6,476

11

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Celgene Corp.	59,974	6,047
	Eli Lilly & Co.	76,154	5,483
*	Biogen Inc.	17,029	4,418
	Abbott Laboratories	113,908	4,413
	Thermo Fisher
	Scientific Inc.	30,428	3,931
*	Express Scripts Holding Co.	51,616	3,633
	Aetna Inc.	26,583	2,888
	Cigna Corp.	19,600	2,736
	Anthem Inc.	19,920	2,603
	Becton Dickinson and Co.	16,020	2,362
*	Alexion Pharmaceuticals Inc.	16,341	2,301
	Stryker Corp.	22,951	2,292
*	Regeneron
	Pharmaceuticals Inc.	5,851	2,247
	Humana Inc.	11,230	1,987
*	HCA Holdings Inc.	24,872	1,721
	Baxalta Inc.	44,039	1,696
*	Illumina Inc.	11,113	1,670
	Baxter International Inc.	41,781	1,651
*	Intuitive Surgical Inc.	2,881	1,622
*	Vertex Pharmaceuticals Inc.	18,911	1,617
	Zoetis Inc.	34,600	1,421
*	Mylan NV	29,975	1,351
	Perrigo Co. plc	10,579	1,336
	Zimmer Biomet
	Holdings Inc.	13,622	1,319
	St. Jude Medical Inc.	21,800	1,170
*	Boston Scientific Corp.	51,918	882
			169,731
Industrials (10.5%)
	General Electric Co.	721,230	21,017
	3M Co.	47,021	7,376
	United Technologies Corp.	64,303	6,213
	Boeing Co.	48,563	5,739
	Honeywell International Inc.	55,883	5,664
	Union Pacific Corp.	65,213	5,143
	United Parcel Service Inc.
	Class B	53,139	5,131
	Accenture plc Class A	47,748	4,787
	Lockheed Martin Corp.	19,960	4,307
	Danaher Corp.	44,472	3,970
*	PayPal Holdings Inc.	88,615	3,380
	Caterpillar Inc.	44,431	3,008
	Raytheon Co.	22,960	2,844
	Automatic Data
	Processing Inc.	33,410	2,829
	FedEx Corp.	20,482	2,804
	General Dynamics Corp.	20,455	2,787
	Northrop Grumman Corp.	13,933	2,678
	Emerson Electric Co.	49,937	2,438
	Illinois Tool Works Inc.	23,549	2,219
	Eaton Corp. plc	35,284	2,001
	Deere & Co.	23,771	1,906
	Waste Management Inc.	34,074	1,903
	CSX Corp.	74,503	1,798

			Market
			Value•
		Shares	($000)
	Norfolk Southern Corp.	22,990	1,682
	TE Connectivity Ltd.	29,472	1,678
	Sherwin-Williams Co.	6,048	1,636
	PACCAR Inc.	27,252	1,403
	Cummins Inc.	13,729	1,339
	Paychex Inc.	24,795	1,274
	Tyco International plc	32,649	1,149
	Ingersoll-Rand plc	19,883	1,105
	Parker-Hannifin Corp.	10,537	1,066
	Rockwell Automation Inc.	10,191	1,061
*	LinkedIn Corp. Class A	8,959	1,050
	Agilent Technologies Inc.	25,615	957
	Republic Services Inc.
	Class A	18,745	857
			118,199
Oil & Gas (6.8%)
	Exxon Mobil Corp.	318,142	25,499
	Chevron Corp.	143,795	11,998
	Schlumberger Ltd.	96,360	6,911
	Occidental Petroleum Corp.	58,365	4,017
	ConocoPhillips	94,291	3,190
	Phillips 66	36,643	2,909
	EOG Resources Inc.	42,000	2,719
	Kinder Morgan Inc.	144,939	2,622
	Valero Energy Corp.	36,727	2,207
	Halliburton Co.	62,064	2,003
	Spectra Energy Corp.	51,243	1,496
	Pioneer Natural
	Resources Co.	12,296	1,482
	Anadarko Petroleum Corp.	38,771	1,471
	Baker Hughes Inc.	33,317	1,428
	Marathon Petroleum Corp.	40,676	1,393
	Apache Corp.	29,135	1,115
	Noble Energy Inc.	33,017	974
	Hess Corp.	21,365	932
	National Oilwell Varco Inc.	29,201	855
	Williams Cos. Inc.	52,167	834
	Devon Energy Corp.	35,601	701
*	Continental Resources Inc.	6,974	162
	California Resources Corp.	5,464	3
			76,921
Technology (17.7%)
	Apple Inc.	404,717	39,132
	Microsoft Corp.	579,923	29,506
*	Facebook Inc. Class A	164,750	17,615
*	Alphabet Inc. Class A	22,258	15,964
*	Alphabet Inc. Class C	22,438	15,657
	Intel Corp.	360,579	10,669
	Cisco Systems Inc.	387,904	10,155
	Oracle Corp.	244,425	8,990
	International Business
	Machines Corp.	66,722	8,743
	QUALCOMM Inc.	114,806	5,831
	Texas Instruments Inc.	77,495	4,109
*	Broadcom Ltd.	29,795	3,991
	EMC Corp.	148,167	3,872

12

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	salesforce.com inc	48,143	3,262
*	Adobe Systems Inc.	36,190	3,082
*	Cognizant Technology
	Solutions Corp. Class A	46,428	2,645
*	Yahoo! Inc.	64,872	2,062
	Intuit Inc.	19,162	1,852
	Hewlett Packard
	Enterprise Co.	137,874	1,830
	Applied Materials Inc.	91,718	1,731
	Corning Inc.	90,344	1,653
	HP Inc.	137,920	1,474
	Analog Devices Inc.	23,792	1,261
	Symantec Corp.	52,474	1,013
	Motorola Solutions Inc.	12,259	901
*	Micron Technology Inc.	83,855	891
	CA Inc.	25,344	742
*	Twitter Inc.	39,105	709
	Western Digital Corp.	8,522	371
*	VMware Inc. Class A	6,162	311
			200,024
Telecommunications (3.1%)
	AT&T Inc.	470,122	17,371
	Verizon
	Communications Inc.	310,888	15,771
	CenturyLink Inc.	42,413	1,298
*	T-Mobile US Inc.	22,073	819
*	Sprint Corp.	44,487	153
			35,412
Utilities (2.9%)
	NextEra Energy Inc.	35,102	3,960
	Duke Energy Corp.	52,564	3,905
	Southern Co.	69,460	3,347
	Dominion Resources Inc.	45,486	3,180
	American Electric
	Power Co. Inc.	37,414	2,310
	Exelon Corp.	70,189	2,210
	PG&E Corp.	37,419	2,123
	PPL Corp.	51,123	1,789
	Sempra Energy	18,155	1,752
	Edison International	24,883	1,696
	Public Service Enterprise
	Group Inc.	38,606	1,647
	Consolidated Edison Inc.	22,362	1,566
	Xcel Energy Inc.	39,175	1,549
	FirstEnergy Corp.	32,816	1,098
	Entergy Corp.	6,844	494
			32,626
Total Common Stocks
(Cost $878,875)			1,124,650
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.475%	507,002	507

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.572%, 7/6/16	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.486%, 8/24/16	100	100
		200
Total Temporary Cash Investments
(Cost $707)		707
Total Investments (99.9%)
(Cost $879,582)		1,125,357

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		102
Receivables for Accrued Income		2,956
Receivables for Capital Shares Issued		24,787
Other Assets		1
Total Other Assets		27,846
Liabilities
Collateral for Securities on Loan		(507)
Payables for Capital Shares Redeemed		(25,129)
Payables to Vanguard		(538)
Other Liabilities		(18)
Total Liabilities		(26,192)
Net Assets (100%)		1,127,011

13

Mega Cap Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	916,312
Undistributed Net Investment Income	3,884
Accumulated Net Realized Losses	(38,914)
Unrealized Appreciation (Depreciation)
Investment Securities	245,775
Futures Contracts	(46)
Net Assets	1,127,011

ETF Shares—Net Assets
Applicable to 14,525,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	960,162
Net Asset Value Per Share—
ETF Shares	$66.10

Institutional Shares—Net Assets
Applicable to 1,280,271 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	166,849
Net Asset Value Per Share—
Institutional Shares	$130.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $499,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $507,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	13,482
Interest[1]	2
Securities Lending	10
Total Income	13,494
Expenses
The Vanguard Group—Note B
Investment Advisory Services	119
Management and Administrative—ETF Shares	214
Management and Administrative—Institutional Shares	27
Marketing and Distribution—ETF Shares	32
Marketing and Distribution—Institutional Shares	2
Custodian Fees	16
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	—
Total Expenses	422
Net Investment Income	13,072
Realized Net Gain (Loss)
Investment Securities Sold	21,950
Futures Contracts	(60)
Realized Net Gain (Loss)	21,890
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(43,286)
Futures Contracts	12
Change in Unrealized Appreciation (Depreciation)	(43,274)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,312)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,072	26,585
Realized Net Gain (Loss)	21,890	35,979
Change in Unrealized Appreciation (Depreciation)	(43,274)	(61,312)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,312)	1,252
Distributions
Net Investment Income
ETF Shares	(11,324)	(18,569)
Institutional Shares	(3,099)	(6,719)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(14,423)	(25,288)
Capital Share Transactions
ETF Shares	8,021	179,275
Institutional Shares	(126,410)	(11,272)
Net Increase (Decrease) from Capital Share Transactions	(118,389)	168,003
Total Increase (Decrease)	(141,124)	143,967
Net Assets
Beginning of Period	1,268,135	1,124,168
End of Period[1]	1,127,011	1,268,135
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,884,000 and $5,235,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$67.35	$68.69	$55.99	$48.52	$41.80	$36.03
Investment Operations
Net Investment Income	.748	1.399	1.250	1.189	1.000	.842
Net Realized and Unrealized Gain (Loss)
on Investments	(1.200)	(1.377)	12.687	7.471	6.648	5.774
Total from Investment Operations	(.452)	.022	13.937	8.660	7.648	6.616
Distributions
Dividends from Net Investment Income	(.798)	(1.362)	(1.237)	(1.190)	(.928)	(.846)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.798)	(1.362)	(1.237)	(1.190)	(.928)	(.846)
Net Asset Value, End of Period	$66.10	$67.35	$68.69	$55.99	$48.52	$41.80

Total Return	-0.71%	-0.05%	25.13%	18.10%	18.58%	18.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$960	$970	$810	$588	$442	$313
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.02%	2.00%	2.26%	2.24%	1.99%
Portfolio Turnover Rate[1]	6%	8%	6%	10%	19%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$132.77	$135.41	$110.38	$95.66	$82.40	$71.03
Investment Operations
Net Investment Income	1.490	2.798	2.498	2.373	2.000	1.676
Net Realized and Unrealized Gain (Loss)
on Investments	(2.346)	(2.717)	25.000	14.727	13.113	11.379
Total from Investment Operations	(.856)	.081	27.498	17.100	15.113	13.055
Distributions
Dividends from Net Investment Income	(1.594)	(2.721)	(2.468)	(2.380)	(1.853)	(1.685)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.594)	(2.721)	(2.468)	(2.380)	(1.853)	(1.685)
Net Asset Value, End of Period	$130.32	$132.77	$135.41	$110.38	$95.66	$82.40

Total Return	-0.69%	-0.01%	25.15%	18.13%	18.63%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$167	$298	$314	$339	$250	$152
Ratio of Total Expenses to
Average Net Assets	0.05%	0.06%	0.08%	0.08%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.05%	2.03%	2.29%	2.28%	2.01%
Portfolio Turnover Rate[1]	6%	8%	6%	10%	19%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares,

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

19

Mega Cap Index Fund

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

20

Mega Cap Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $102,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,120,633	4,017	—
Temporary Cash Investments	507	200	—
Futures Contracts—Liabilities[1]	(17)	—	—
Total	1,121,123	4,217	—
1 Represents variation margin on the last day of the reporting period.

21

Mega Cap Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	30	2,894	(46)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $38,164,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $22,698,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $3,919,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $879,582,000. Net unrealized appreciation of investment securities for tax purposes was $245,775,000, consisting of unrealized gains of $286,763,000 on securities that had risen in value since their purchase and $40,988,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $80,561,000 of investment securities and sold $200,944,000 of investment securities, other than temporary cash investments. Purchases and sales include $46,520,000 and $85,367,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	97,033	1,450	266,566	3,825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(89,012)	(1,325)	(87,291)	(1,225)
Net Increase (Decrease)—ETF Shares	8,021	125	179,275	2,600
Institutional Shares
Issued	1,512	14	50,813	373
Issued in Lieu of Cash Distributions	2,902	21	6,389	46
Redeemed	(130,824)	(1,002)	(68,474)	(488)
Net Increase (Decrease)—Institutional Shares	(126,410)	(967)	(11,272)	(69)

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

23

Mega Cap Growth Index Fund

Fund Profile

As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGK	VMGAX
Expense Ratio[1]	0.09%	0.08%
30-Day SEC Yield	1.58%	1.59%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	149	149	3,906
Median Market Cap	$87.0B	$87.0B	$50.4B
Price/Earnings Ratio	22.1x	22.1x	20.1x
Price/Book Ratio	4.6x	4.6x	2.5x
Return on Equity	22.2%	21.7%	17.5%
Earnings Growth
Rate	12.2%	12.2%	8.4%
Dividend Yield	1.7%	1.7%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.6%	1.6%	2.3%
Consumer Goods	10.5	10.5	10.8
Consumer Services	23.9	24.0	14.4
Financials	11.7	11.7	18.5
Health Care	14.6	14.6	13.5
Industrials	9.2	9.1	12.5
Oil & Gas	2.7	2.7	5.9
Technology	25.8	25.8	16.1
Telecommunications	0.0	0.0	2.5
Utilities	0.0	0.0	3.5

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	1.06
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	7.6%
Alphabet Inc.	Internet	6.1
Facebook Inc.	Internet	3.4
Amazon.com Inc.	Broadline Retailers	3.1
Coca-Cola Co.	Soft Drinks	2.5
Home Depot Inc.	Home Improvement
	Retailers	2.3
Walt Disney Co.	Broadcasting &
	Entertainment	2.1
Philip Morris
International Inc.	Tobacco	2.1
Comcast Corp.	Broadcasting &
	Entertainment	2.1
Visa Inc.	Consumer Finance	2.1
Top Ten		33.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.07% for Institutional Shares.

24

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		3.70%	13.53%	8.26%
Net Asset Value		3.72	13.54	8.26
Institutional Shares	4/3/2008	3.72	13.55	9.33

See Financial Highlights for dividend and capital gains information.

25

Mega Cap Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.6%)
Praxair Inc.	86,332	8,788
Ecolab Inc.	80,175	8,222
PPG Industries Inc.	81,149	7,833
Air Products
& Chemicals Inc.	29,287	3,880
Nucor Corp.	96,421	3,793
		32,516
Consumer Goods (10.5%)
Coca-Cola Co.	1,177,636	50,791
Philip Morris
International Inc.	466,092	42,428
NIKE Inc. Class B	406,735	25,051
Colgate-Palmolive Co.	270,358	17,746
Reynolds American Inc.	258,659	13,044
Monsanto Co.	132,483	11,922
Constellation Brands Inc.
Class A	49,698	7,029
VF Corp.	102,825	6,695
Estee Lauder Cos. Inc.
Class A	66,991	6,118
* Monster Beverage Corp.	46,239	5,803
*,^ Tesla Motors Inc.	29,711	5,702
Mead Johnson Nutrition Co.	59,526	4,391
Stanley Black & Decker Inc.	45,149	4,245
Hershey Co.	42,422	3,856
Brown-Forman Corp.
Class B	31,330	3,085
Delphi Automotive plc	42,347	2,824
Activision Blizzard Inc.	76,916	2,436
		213,166
Consumer Services (23.9%)
* Amazon.com Inc.	112,827	62,339
Home Depot Inc.	381,415	47,341
Walt Disney Co.	447,626	42,757
Comcast Corp. Class A	734,719	42,415
McDonald’s Corp.	276,278	32,377
Starbucks Corp.	425,195	24,751
Costco Wholesale Corp.	131,578	19,741

			Market
			Value•
		Shares	($000)
	Walgreens Boots
	Alliance Inc.	246,125	19,429
*	Priceline Group Inc.	14,976	18,948
	Lowe’s Cos. Inc.	278,883	18,833
	Time Warner Cable Inc.	85,431	16,305
	Time Warner Inc.	228,982	15,159
	TJX Cos. Inc.	192,999	14,301
*	Netflix Inc.	122,344	11,428
	Twenty-First Century
	Fox Inc. Class A	352,740	9,531
	Yum! Brands Inc.	130,021	9,423
	Southwest Airlines Co.	196,118	8,227
	American Airlines Group Inc.	190,096	7,794
*	O’Reilly Automotive Inc.	28,250	7,354
*	AutoZone Inc.	9,194	7,121
	L Brands Inc.	74,455	6,313
	CBS Corp. Class B	126,126	6,102
	Las Vegas Sands Corp.	119,966	5,792
*	eBay Inc.	171,817	4,089
	Twenty-First Century
	Fox Inc.	133,315	3,621
	Starwood Hotels & Resorts
	Worldwide Inc.	50,805	3,511
	Hilton Worldwide
	Holdings Inc.	163,524	3,398
	Dollar General Corp.	42,187	3,132
*	DISH Network Corp. Class A	64,428	3,037
	Carnival Corp.	62,290	2,988
	AmerisourceBergen Corp.
	Class A	29,370	2,544
*	Sirius XM Holdings Inc.	629,070	2,340
*	Liberty Interactive Corp.
	QVC Group Class A	66,611	1,691
	Whole Foods Market Inc.	51,426	1,610
	Gap Inc.	16,531	457
	CBS Corp. Class A	141	8
			486,207
Financials (11.7%)
	Visa Inc. Class A	585,597	42,391
	MasterCard Inc. Class A	298,464	25,942
	Simon Property Group Inc.	93,273	17,697

26

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	American Tower
	Corporation	127,597	11,764
	Public Storage	44,394	11,076
	BlackRock Inc.	32,115	10,019
	Marsh & McLennan
	Cos. Inc.	157,221	8,969
	Charles Schwab Corp.	356,992	8,943
	Crown Castle
	International Corp.	100,698	8,710
	Intercontinental
	Exchange Inc.	35,785	8,533
	Equity Residential	109,859	8,183
	Aon plc	82,618	7,873
	McGraw Hill Financial Inc.	81,453	7,310
	American Express Co.	126,153	7,012
	Weyerhaeuser Co.	237,708	6,176
	Prologis Inc.	157,864	6,071
	Ventas Inc.	100,403	5,589
	Boston Properties Inc.	46,374	5,293
	T. Rowe Price Group Inc.	71,949	4,972
	Vornado Realty Trust	51,211	4,423
	General Growth
	Properties Inc.	159,788	4,397
	AvalonBay Communities Inc.	20,570	3,531
	Invesco Ltd.	127,772	3,417
	Welltower Inc.	53,196	3,393
	TD Ameritrade Holding Corp.	72,782	2,080
	HCP Inc.	70,141	2,075
	Host Hotels & Resorts Inc.	113,109	1,732
			237,571
Health Care (14.6%)
	Gilead Sciences Inc.	433,587	37,831
*	Allergan plc	118,583	34,402
	Amgen Inc.	228,052	32,447
	AbbVie Inc.	468,118	25,564
*	Celgene Corp.	236,785	23,875
*	Biogen Inc.	67,189	17,430
	Medtronic plc	213,093	16,491
	Thermo Fisher
	Scientific Inc.	120,274	15,538
*	Express Scripts
	Holding Co.	204,030	14,360
	Becton Dickinson and Co.	63,624	9,381
*	Alexion Pharmaceuticals Inc.	64,609	9,097
	Stryker Corp.	90,575	9,047
*	Regeneron
	Pharmaceuticals Inc.	23,096	8,869
*	Illumina Inc.	44,069	6,621
*	Intuitive Surgical Inc.	11,257	6,338
*	Vertex Pharmaceuticals Inc.	74,087	6,334
	Zoetis Inc.	134,852	5,537
*	Mylan NV	118,524	5,342
	Perrigo Co. plc	42,047	5,309
*	Boston Scientific Corp.	202,970	3,446
	Baxalta Inc.	86,929	3,349
			296,608

			Market
			Value•
		Shares	($000)
Industrials (9.1%)
	3M Co.	185,194	29,051
	Boeing Co.	191,839	22,672
	Union Pacific Corp.	257,482	20,305
	United Parcel Service Inc.
	Class B	209,845	20,261
	Accenture plc Class A	188,323	18,881
	Danaher Corp.	175,587	15,675
*	PayPal Holdings Inc.	350,056	13,351
	Automatic Data
	Processing Inc.	132,009	11,180
	Sherwin-Williams Co.	23,868	6,456
	FedEx Corp.	40,539	5,549
	Paychex Inc.	97,904	5,031
	Rockwell Automation Inc.	39,861	4,149
*	LinkedIn Corp. Class A	34,745	4,072
	Agilent Technologies Inc.	100,089	3,738
	PACCAR Inc.	53,365	2,748
	Cummins Inc.	26,696	2,605
			185,724
Oil & Gas (2.7%)
	Schlumberger Ltd.	190,207	13,642
	EOG Resources Inc.	165,643	10,724
	Kinder Morgan Inc.	571,487	10,338
	Pioneer Natural
	Resources Co.	48,694	5,869
	Anadarko Petroleum Corp.	153,076	5,809
	Noble Energy Inc.	129,215	3,812
	Williams Cos. Inc.	202,765	3,242
*	Continental
	Resources Inc.	28,013	649
			54,085
Technology (25.7%)
	Apple Inc.	1,593,691	154,094
*	Facebook Inc. Class A	649,006	69,392
*	Alphabet Inc. Class A	87,655	62,868
*	Alphabet Inc. Class C	88,362	61,656
	Oracle Corp.	962,345	35,395
	QUALCOMM Inc.	453,080	23,012
	Texas Instruments Inc.	305,788	16,213
*	Broadcom Ltd.	116,739	15,640
	EMC Corp.	584,742	15,279
*	salesforce.com inc	190,287	12,892
*	Adobe Systems Inc.	142,847	12,163
*	Cognizant Technology
	Solutions Corp. Class A	183,203	10,439
*	Yahoo! Inc.	256,201	8,145
	Intuit Inc.	75,642	7,310
	Applied Materials Inc.	362,064	6,832
	Analog Devices Inc.	94,178	4,990
*	Micron Technology Inc.	327,531	3,482
*	Twitter Inc.	153,772	2,786
*	VMware Inc. Class A	23,822	1,203
			523,791
Total Common Stocks
(Cost $1,724,514)			2,029,668

27

Mega Cap Growth Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%	4,396,335	4,396

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac Discount
Notes, 0.220%, 4/15/16	200	200
Total Temporary Cash Investments
(Cost $4,596)		4,596
Total Investments (100.0%)
(Cost $1,729,110)		2,034,264

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		185
Receivables for Accrued Income		2,378
Receivables for Capital Shares Issued		54
Other Assets		549
Total Other Assets		3,166
Liabilities
Payables for Investment
Securities Purchased		(50)
Collateral for Securities on Loan		(2,145)
Payables to Vanguard		(770)
Other Liabilities		(29)
Total Liabilities		(2,994)
Net Assets (100%)		2,034,436

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,761,275
Undistributed Net Investment Income	3,577
Accumulated Net Realized Losses	(35,334)
Unrealized Appreciation (Depreciation)
Investment Securities	305,154
Futures Contracts	(236)
Net Assets	2,034,436

ETF Shares—Net Assets
Applicable to 25,589,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,994,851
Net Asset Value Per Share—
ETF Shares	$77.96

Institutional Shares—Net Assets
Applicable to 255,679 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,585
Net Asset Value Per Share—
Institutional Shares	$154. 82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,111,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,145,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	15,677
Interest[1]	5
Securities Lending	9
Total Income	15,691
Expenses
The Vanguard Group—Note B
Investment Advisory Services	193
Management and Administrative—ETF Shares	497
Management and Administrative—Institutional Shares	9
Marketing and Distribution—ETF Shares	65
Marketing and Distribution—Institutional Shares	—
Custodian Fees	7
Shareholders’ Reports—ETF Shares	31
Shareholders’ Reports—Institutional Shares	—
Total Expenses	802
Net Investment Income	14,889
Realized Net Gain (Loss)
Investment Securities Sold	15,569
Futures Contracts	(297)
Realized Net Gain (Loss)	15,272
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(83,097)
Futures Contracts	(99)
Change in Unrealized Appreciation (Depreciation)	(83,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,035)
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,889	26,563
Realized Net Gain (Loss)	15,272	76,496
Change in Unrealized Appreciation (Depreciation)	(83,196)	(64,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,035)	38,789
Distributions
Net Investment Income
ETF Shares	(16,223)	(24,235)
Institutional Shares	(268)	(333)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(16,491)	(24,568)
Capital Share Transactions
ETF Shares	134,752	393,456
Institutional Shares	6,101	20,804
Net Increase (Decrease) from Capital Share Transactions	140,853	414,260
Total Increase (Decrease)	71,327	428,481
Net Assets
Beginning of Period	1,963,109	1,534,628
End of Period[1]	2,034,436	1,963,109
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,577,000 and $5,179,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$80.22	$79.16	$62.69	$55.92	$46.87	$38.78
Investment Operations
Net Investment Income	.574	1.148	.994	1.006	.771[1]	.611
Net Realized and Unrealized Gain (Loss)
on Investments	(2.185)	1.013	16.475	6.751	8.966	8.120
Total from Investment Operations	(1.611)	2.161	17.469	7.757	9.737	8.731
Distributions
Dividends from Net Investment Income	(. 649)	(1.101)	(. 999)	(. 987)	(. 687)	(. 641)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 649)	(1.101)	(. 999)	(. 987)	(. 687)	(. 641)
Net Asset Value, End of Period	$77.96	$80.22	$79.16	$62.69	$55.92	$46.87

Total Return	-2.05%	2.70%	28.05%	14.04%	20.98%	22.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,995	$1,928	$1,520	$1,034	$884	$516
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.43%	1.40%	1.69%	1.49%	1.33%
Portfolio Turnover Rate[2]	11%	9%	11%	41%	16%	26%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$159.31	$157.21	$124.49	$110.67	$92.75	$76.74
Investment Operations
Net Investment Income	1.145	2.293	1.978	2.027	1.453[1]	1.227
Net Realized and Unrealized Gain (Loss)
on Investments	(4.349)	2.011	32.732	13.374	17.831	16.067
Total from Investment Operations	(3.204)	4.304	34.710	15.401	19.284	17.294
Distributions
Dividends from Net Investment Income	(1.286)	(2.204)	(1.990)	(1.581)	(1.364)	(1.284)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.286)	(2.204)	(1.990)	(1.581)	(1.364)	(1.284)
Net Asset Value, End of Period	$154.82	$159.31	$157.21	$124.49	$110.67	$92.75

Total Return	-2.05%	2.71%	28.07%	14.05%	21.00%	22.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40	$35	$15	$21	$0.2	$124
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.44%	1.41%	1.70%	1.52%	1.35%
Portfolio Turnover Rate[2]	11%	9%	11%	41%	16%	26%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

33

Mega Cap Growth Index Fund

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

34

Mega Cap Growth Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $185,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,029,668	—	—
Temporary Cash Investments	4,396	200	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(29)	—	—
Total	2,034,036	200	—
1 Represents variation margin on the last day of the reporting period.

35

Mega Cap Growth Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	59	5,692	(236)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $34,907,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $15,798,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $11,236,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,729,110,000. Net unrealized appreciation of investment securities for tax purposes was $305,154,000, consisting of unrealized gains of $384,550,000 on securities that had risen in value since their purchase and $79,396,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $329,357,000 of investment securities and sold $190,827,000 of investment securities, other than temporary cash investments. Purchases and sales include $193,143,000 and $74,670,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

36

Mega Cap Growth Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	210,004	2,500	590,060	7,189
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(75,252)	(950)	(196,604)	(2,350)
Net Increase (Decrease)—ETF Shares	134,752	1,550	393,456	4,839
Institutional Shares
Issued	10,364	64	31,291	186
Issued in Lieu of Cash Distributions	187	1	255	2
Redeemed	(4,450)	(27)	(10,742)	(64)
Net Increase (Decrease)—Institutional Shares	6,101	38	20,804	124

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

37

Mega Cap Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.09%	0.06%
30-Day SEC Yield	2.86%	2.89%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	159	158	3,906
Median Market Cap $117.9B		$113.4B	$50.4B
Price/Earnings Ratio	16.4x	16.4x	20.1x
Price/Book Ratio	1.9x	2.0x	2.5x
Return on Equity	16.6%	16.6%	17.5%
Earnings Growth
Rate	4.0%	3.8%	8.4%
Dividend Yield	3.0%	3.0%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	2.1%	2.1%	2.3%
Consumer Goods	10.6	10.6	10.8
Consumer Services	6.3	6.3	14.4
Financials	21.3	21.3	18.5
Health Care	15.5	15.5	13.5
Industrials	11.7	11.7	12.5
Oil & Gas	10.4	10.4	5.9
Technology	11.0	11.0	16.1
Telecommunications	5.8	5.8	2.5
Utilities	5.3	5.3	3.5

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.91
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.8%
Exxon Mobil Corp.	Integrated Oil & Gas	4.2
Johnson & Johnson	Pharmaceuticals	3.6
General Electric Co.	Diversified Industrials	3.4
Berkshire Hathaway Inc.	Reinsurance	3.2
AT&T Inc.	Fixed Line
	Telecommunications	2.8
Procter & Gamble Co.	Nondurable
	Household Products	2.7
Wells Fargo & Co.	Banks	2.7
JPMorgan Chase & Co.	Banks	2.6
Verizon Communications	Fixed Line
Inc.	Telecommunications	2.6
Top Ten		32.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares and 0.05% for Institutional Shares.

38

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		-0.21%	11.69%	5.05%
Net Asset Value		-0.18	11.69	5.05
Institutional Shares	3/5/2008	-0.16	11.72	6.36

See Financial Highlights for dividend and capital gains information.

39

Mega Cap Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (2.1%)
Dow Chemical Co.	182,113	8,852
EI du Pont de
Nemours & Co.	137,537	8,372
LyondellBasell Industries
NV Class A	56,415	4,525
International Paper Co.	65,119	2,325
Air Products &
Chemicals Inc.	15,211	2,015
Mosaic Co.	25,173	671
		26,760
Consumer Goods (10.6%)
Procter & Gamble Co.	427,363	34,313
PepsiCo Inc.	228,848	22,386
Altria Group Inc.	308,005	18,964
Mondelez International Inc.
Class A	236,939	9,603
Ford Motor Co.	611,743	7,653
Kimberly-Clark Corp.	57,055	7,434
Kraft Heinz Co.	95,242	7,336
General Motors Co.	219,835	6,472
General Mills Inc.	93,830	5,522
Johnson Controls Inc.	101,523	3,702
Archer-Daniels-Midland Co.	93,578	3,271
Kellogg Co.	38,947	2,883
Campbell Soup Co.	29,233	1,805
Activision Blizzard Inc.	40,104	1,270
		132,614
Consumer Services (6.3%)
CVS Health Corp.	173,974	16,905
Wal-Mart Stores Inc.	226,685	15,038
Target Corp.	96,705	7,586
Delta Air Lines Inc.	123,546	5,960
Kroger Co.	145,243	5,797
McKesson Corp.	36,159	5,627
Cardinal Health Inc.	51,686	4,223
Sysco Corp.	79,881	3,525
Omnicom Group Inc.	37,961	2,954
Macy’s Inc.	49,461	2,137

			Market
			Value•
		Shares	($000)
*	eBay Inc.	89,403	2,128
	Viacom Inc. Class B	51,683	1,905
*	United Continental
	Holdings Inc.	29,940	1,714
	Carnival Corp.	32,315	1,550
*	Liberty Media Corp.	29,838	1,041
*	Liberty Media Corp. Class A	14,548	518
	Gap Inc.	8,726	241
	Viacom Inc. Class A	1,465	61
			78,910
Financials (21.2%)
*	Berkshire Hathaway Inc.
	Class B	299,360	40,165
	Wells Fargo & Co.	722,137	33,883
	JPMorgan Chase & Co.	578,283	32,557
	Bank of America Corp.	1,635,640	20,478
	Citigroup Inc.	444,583	17,272
	US Bancorp	261,476	10,072
	American International
	Group Inc.	184,524	9,263
	Goldman Sachs Group Inc.	60,286	9,015
*	Chubb Ltd.	68,776	7,946
	PNC Financial Services
	Group Inc.	79,797	6,488
	Bank of New York Mellon
	Corp.	163,031	5,770
	Morgan Stanley	227,964	5,631
	MetLife Inc.	139,605	5,523
	Capital One Financial Corp.	83,546	5,491
	Travelers Cos. Inc.	47,752	5,134
	Prudential Financial Inc.	70,549	4,663
	CME Group Inc.	50,557	4,623
	BB&T Corp.	122,513	3,940
	Allstate Corp.	60,908	3,865
	American Express Co.	65,605	3,646
	Aflac Inc.	60,224	3,585
*	Synchrony Financial	130,943	3,529
	State Street Corp.	60,218	3,299
	Discover Financial Services	67,177	3,118
	Progressive Corp.	87,249	2,785
	SunTrust Banks Inc.	79,938	2,652

40

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	27,272	2,289
	Northern Trust Corp.	34,520	2,050
	Franklin Resources Inc.	56,651	2,031
	Fifth Third Bancorp	124,904	1,906
	Loews Corp.	47,292	1,719
	HCP Inc.	36,584	1,082
	Host Hotels & Resorts Inc.	58,579	897
*	Berkshire Hathaway Inc.
	Class A	1	203
			266,570
Health Care (15.5%)
	Johnson & Johnson	434,643	45,729
	Pfizer Inc.	969,643	28,769
	Merck & Co. Inc.	438,657	22,025
	UnitedHealth Group Inc.	149,787	17,840
	Bristol-Myers Squibb Co.	262,056	16,229
	Eli Lilly & Co.	156,548	11,271
	Abbott Laboratories	234,102	9,069
	Medtronic plc	111,016	8,592
	Aetna Inc.	54,781	5,951
	Cigna Corp.	40,492	5,653
	Anthem Inc.	41,043	5,364
	Humana Inc.	23,265	4,117
*	HCA Holdings Inc.	51,261	3,548
	Baxter International Inc.	85,870	3,393
	Zimmer Biomet
	Holdings Inc.	28,046	2,715
	St. Jude Medical Inc.	44,267	2,377
	Baxalta Inc.	45,126	1,738
			194,380
Industrials (11.6%)
	General Electric Co.	1,482,410	43,197
	United Technologies Corp.	132,467	12,799
	Honeywell International Inc.	115,000	11,655
	Lockheed Martin Corp.	40,990	8,845
	Caterpillar Inc.	91,423	6,189
	Raytheon Co.	47,285	5,856
	General Dynamics Corp.	42,259	5,759
	Northrop Grumman Corp.	28,671	5,511
	Emerson Electric Co.	102,923	5,026
	Illinois Tool Works Inc.	48,620	4,583
	Eaton Corp. plc	72,582	4,116
	Deere & Co.	49,040	3,932
	Waste Management Inc.	70,184	3,920
	CSX Corp.	153,070	3,695
	TE Connectivity Ltd.	60,685	3,454
	Norfolk Southern Corp.	46,961	3,436
	FedEx Corp.	21,106	2,889
	Tyco International plc	66,257	2,331
	Ingersoll-Rand plc	40,925	2,274
	Parker-Hannifin Corp.	21,305	2,156
	Republic Services Inc.
	Class A	38,023	1,738
	PACCAR Inc.	27,846	1,434
	Cummins Inc.	14,062	1,372
			146,167

		Market
		Value•
	Shares	($000)
Oil & Gas (10.3%)
Exxon Mobil Corp.	653,888	52,409
Chevron Corp.	295,703	24,673
Occidental Petroleum Corp.	119,935	8,254
Schlumberger Ltd.	98,984	7,099
ConocoPhillips	193,755	6,555
Phillips 66	75,459	5,991
Valero Energy Corp.	75,650	4,545
Halliburton Co.	127,693	4,122
Spectra Energy Corp.	105,307	3,075
Baker Hughes Inc.	68,361	2,930
Marathon Petroleum Corp.	83,848	2,872
Apache Corp.	59,454	2,276
Hess Corp.	43,873	1,913
National Oilwell Varco Inc.	58,759	1,720
Devon Energy Corp.	72,155	1,420
California Resources Corp.	11,202	6
		129,860
Technology (11.0%)
Microsoft Corp.	1,191,992	60,649
Intel Corp.	741,226	21,933
Cisco Systems Inc.	797,355	20,875
International Business
Machines Corp.	137,203	17,978
Hewlett Packard
Enterprise Co.	283,306	3,759
Corning Inc.	185,789	3,400
HP Inc.	283,406	3,030
Symantec Corp.	106,267	2,052
Motorola Solutions Inc.	24,888	1,829
CA Inc.	51,636	1,512
Western Digital Corp.	17,124	745
* Broadcom Ltd.	6	1
		137,763
Telecommunications (5.8%)
AT&T Inc.	966,330	35,706
Verizon
Communications Inc.	639,176	32,426
CenturyLink Inc.	86,336	2,641
* T-Mobile US Inc.	44,861	1,664
* Sprint Corp.	92,537	318
		72,755
Utilities (5.3%)
NextEra Energy Inc.	72,270	8,154
Duke Energy Corp.	108,080	8,028
Southern Co.	142,646	6,873
Dominion Resources Inc.	93,496	6,537
American Electric
Power Co. Inc.	76,976	4,753
Exelon Corp.	144,561	4,552
PG&E Corp.	77,031	4,370
PPL Corp.	105,247	3,683
Sempra Energy	36,986	3,570
Edison International	51,136	3,485
Public Service Enterprise
Group Inc.	79,485	3,391

41

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Consolidated Edison Inc.	45,969	3,218
	Xcel Energy Inc.	79,696	3,151
	FirstEnergy Corp.	66,477	2,225
	Entergy Corp.	14,005	1,011
			67,001
	Total Common Stocks
	(Cost $1,153,413)		1,252,780
Temporary Cash Investments (0.0%)[1]

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[2,3]	Federal Home Loan
	Bank Discount Notes,
	0.411%, 6/2/16	100	100
[2,3]	Federal Home Loan
	Bank Discount Notes,
	0.572%, 7/6/16	100	100
3	United States Treasury
	Bill, 0.536%, 6/9/16	100	100
Total Temporary Cash Investments
	(Cost $300)		300
	Total Investments (99.7%)
	(Cost $1,153,713)		1,253,080

			Amount
			($000)
Other Assets and Liabilities (0.3%)
	Other Assets
	Investment in Vanguard		110
	Receivables for Accrued Income		4,704
Receivables for Investment Securities Sold			18
Receivables for Capital Shares Issued			22
	Total Other Assets		4,854
	Liabilities
Payables for Capital Shares Redeemed			(83)
	Payables to Vanguard		(506)
	Other Liabilities		(1,009)
	Total Liabilities		(1,598)
	Net Assets (100%)		1,256,336

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,163,622
Undistributed Net Investment Income	6,303
Accumulated Net Realized Losses	(12,923)
Unrealized Appreciation (Depreciation)
Investment Securities	99,367
Futures Contracts	(33)
Net Assets	1,256,336

ETF Shares—Net Assets
Applicable to 18,528,248 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,044,448
Net Asset Value Per Share—
ETF Shares	$56.37

Institutional Shares—Net Assets
Applicable to 1,895,686 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	211,888
Net Asset Value Per Share—
Institutional Shares	$111.77

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.3%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	17,790
Interest[1]	3
Securities Lending	16
Total Income	17,809
Expenses
The Vanguard Group—Note B
Investment Advisory Services	117
Management and Administrative—ETF Shares	234
Management and Administrative—Institutional Shares	24
Marketing and Distribution—ETF Shares	32
Marketing and Distribution—Institutional Shares	3
Custodian Fees	13
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	2
Total Expenses	437
Net Investment Income	17,372
Realized Net Gain (Loss)
Investment Securities Sold	4,300
Futures Contracts	(336)
Realized Net Gain (Loss)	3,964
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,051)
Futures Contracts	112
Change in Unrealized Appreciation (Depreciation)	(16,939)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,397
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,372	29,438
Realized Net Gain (Loss)	3,964	35,328
Change in Unrealized Appreciation (Depreciation)	(16,939)	(93,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,397	(28,806)
Distributions
Net Investment Income
ETF Shares	(14,307)	(22,866)
Institutional Shares	(3,073)	(5,417)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(17,380)	(28,283)
Capital Share Transactions
ETF Shares	98,757	133,373
Institutional Shares	719	11,363
Net Increase (Decrease) from Capital Share Transactions	99,476	144,736
Total Increase (Decrease)	86,493	87,647
Net Assets
Beginning of Period	1,169,843	1,082,196
End of Period[1]	1,256,336	1,169,843
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,303,000 and $6,311,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$56.89	$59.60	$49.65	$41.80	$37.09	$33.26
Investment Operations
Net Investment Income	.795	1.484	1.338	1.272[1]	1.164	.983
Net Realized and Unrealized Gain (Loss)
on Investments	(.496)	(2.733)	9.911	7.809	4.689	3.805
Total from Investment Operations	.299	(1.249)	11.249	9.081	5.853	4.788
Distributions
Dividends from Net Investment Income	(.819)	(1.461)	(1.299)	(1.231)	(1.143)	(.958)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.819)	(1.461)	(1.299)	(1.231)	(1.143)	(.958)
Net Asset Value, End of Period	$56.37	$56.89	$59.60	$49.65	$41.80	$37.09

Total Return	0.50%	-2.22%	22.92%	22.05%	16.13%	14.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,044	$957	$870	$611	$414	$341
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.51%	2.47%	2.72%	2.97%	2.63%
Portfolio Turnover Rate[2]	7%	5%	8%	34%	17%	24%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$112.80	$118.18	$98.45	$82.90	$73.55	$65.97
Investment Operations
Net Investment Income	1.592	2.976	2.687	2.531[1]	2.339	1.965
Net Realized and Unrealized Gain (Loss)
on Investments	(.981)	(5.427)	19.649	15.493	9.303	7.528
Total from Investment Operations	.611	(2.451)	22.336	18.024	11.642	9.493
Distributions
Dividends from Net Investment Income	(1.641)	(2.929)	(2.606)	(2.474)	(2.292)	(1.913)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.641)	(2.929)	(2.606)	(2.474)	(2.292)	(1.913)
Net Asset Value, End of Period	$111.77	$112.80	$118.18	$98.45	$82.90	$73.55

Total Return	0.51%	-2.19%	22.95%	22.07%	16.19%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$212	$213	$212	$164	$110	$105
Ratio of Total Expenses to
Average Net Assets	0.05%	0.06%	0.08%	0.08%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.54%	2.50%	2.75%	3.01%	2.65%
Portfolio Turnover Rate[2]	7%	5%	8%	34%	17%	24%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

47

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $110,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

48

Mega Cap Value Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,244,526	8,254	—
Temporary Cash Investments	—	300	—
Futures Contracts—Liabilities[1]	(23)	—	—
Total	1,244,503	8,554	—
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	35	3,377	(33)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $12,706,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

49

Mega Cap Value Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $4,326,000 to offset future net capital gains through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,153,713,000. Net unrealized appreciation of investment securities for tax purposes was $99,367,000, consisting of unrealized gains of $164,891,000 on securities that had risen in value since their purchase and $65,524,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $188,947,000 of investment securities and sold $89,702,000 of investment securities, other than temporary cash investments. Purchases and sales include $123,166,000 and $45,855,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	148,521	2,586	223,753	3,715
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(49,764)	(875)	(90,380)	(1,500)
Net Increase (Decrease)—ETF Shares	98,757	1,711	133,373	2,215
Institutional Shares
Issued	19,453	171	46,609	393
Issued in Lieu of Cash Distributions	2,214	19	4,072	34
Redeemed	(20,948)	(184)	(39,318)	(330)
Net Increase (Decrease)—Institutional Shares	719	6	11,363	97

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

50

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$992.93	$0.40
Institutional Shares	1,000.00	993.13	0.25
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$979.55	$0.39
Institutional Shares	1,000.00	979.47	0.34
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,005.03	$0.40
Institutional Shares	1,000.00	1,005.12	0.25
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.47	$0.40
Institutional Shares	1,000.00	1,024.61	0.25
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.47	$0.40
Institutional Shares	1,000.00	1,024.52	0.35
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.47	$0.40
Institutional Shares	1,000.00	1,024.61	0.25
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for ETF Shares and 0.05% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.08% for ETF Shares and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

53

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

54

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 15, 2016
VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 15, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.